AS FILED  WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION  ON APRIL  28,  2006
------------------------------------------------------------------------------
                                                             File Nos. 033-48137
                                                                       811-06691

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 18

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 20

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            JEFFREY S. WINER, ESQUIRE
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             900 COTTAGE GROVE ROAD
                        HARTFORD, CONNECTICUT 06152-2215
                                  860/726-6000
                (Name and Complete Address of Agent for Service)

                                   COPIES TO:

                               ALLEN R. REED, ESQ.
                         ALLSTATE LIFE INSURANCE COMPANY
                              3100 SANDERS RD, J5B
                           NORTHBROOK, ILLINOIS 60062


            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Units of Interest in the CG Variable Annuity Separate Account under Deferred Variable Annuity Contracts.

                          Prospectus dated May 1, 2006

                       AIM/CIGNA HERITAGE VARIABLE ANNUITY

                                    ISSUED BY

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                    THROUGH

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT


MAILING ADDRESS:                   FOR NEW YORK CUSTOMERS ONLY
CUSTOMER SERVICE CENTER            MAILING ADDRESS:
P.O. BOX 80469                     CUSTOMER SERVICE CENTER
LINCOLN, NE 68501-0469             P.O. BOX 82656
TELEPHONE: 800-776-6978            LINCOLN, NE 68501-2656
FAX: 1-866-628-1006                TELEPHONE: 800-692-4682
                                   FAX: 1-866-628-1006


This Prospectus describes the AIM/CIGNA Heritage Variable Annuity, an individual and group flexible payment deferred variable annuity contract (the "CONTRACT"). We are no longer offering the Contract for new sales. If you already own a Contract, you may continue to make additional premium payments.

This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

If you would like more information about the AIM/CIGNA Heritage Variable Annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2006. Please call, or write to us, at the numbers shown above.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.

The SAI, dated May 1, 2006, has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds. You should read it before you invest and retain it for future reference. All Funds may not be available. Please call your Financial Advisor or the Customer Service Center to check availability.

Please note that the Contract and the Funds:

.. Are not bank deposits

.. Are not federally insured

.. Are not endorsed by any bank or government agency

.. Are not guaranteed to achieve their investment goals

.. Involve risks, including possible loss of premiums.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                 1  PROSPECTUS

You may direct your premium payments, as well as any money accumulated in your Contract, into the Variable Sub-Accounts of the CG Variable Annuity Separate Account (the "VARIABLE ACCOUNT") and/or the fixed account with guaranteed interest periods.

The Variable Account is divided into 15 Variable Sub-Accounts ("VARIABLE SUB-ACCOUNTS"). Each Variable Sub- Account invests exclusively in one Fund of the AIM Variable Insurance Funds (Series I Shares). You may choose to invest in any of the following 15 Funds:

AIM V.I. BASIC BALANCED FUND - SERIES   AIM V.I. HIGH YIELD FUND - SERIES I
 I                                      AIM V.I. INTERNATIONAL GROWTH FUND -
AIM V.I. BASIC VALUE FUND - SERIES I     SERIES I
AIM V.I. CAPITAL APPRECIATION FUND -    AIM V.I. LARGE CAP GROWTH FUND - SERIES
 SERIES I*                               I***
AIM V.I. CAPITAL DEVELOPMENT FUND -     AIM V.I. MID CAP CORE EQUITY FUND -
 SERIES I                                SERIES I
AIM V.I. CORE EQUITY FUND - SERIES I**  AIM V.I. MONEY MARKET FUND - SERIES I
AIM V.I. DEMOGRAPHIC TRENDS FUND -      AIM V.I. TECHNOLOGY FUND - SERIES I
 SERIES I                               AIM V.I. UTILITIES FUND - SERIES I
AIM V.I. DIVERSIFIED INCOME FUND -
 SERIES I
AIM V.I. GOVERNMENT SECURITIES FUND -
 SERIES I


* Effective May 1, 2006, the AIM V.I. Aggressive Growth Fund - Series I and AIM V.I. Growth Fund - Series I were reorganized into the AIM V.I. Capital Appreciation Fund - Series I.

** Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series I was reorganized into the AIM V.I. Core Equity Fund - Series I.

*** Effective June 12, 2006, the AIM V.I. Blue Chip Fund - Series I will be reorganized into the AIM V.I. Large Cap Growth Fund - Series I.

Your investments in the Variable Sub-Accounts are not guaranteed and will vary in value with the investment performance of the Funds you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

We will credit the money you direct to the fixed Sub-Accounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as principal is guaranteed as long as you keep it in the fixed Sub-Accounts until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.




                                 2  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                     4
--------------------------------------------------------------------------------
SUMMARY                                                         6
--------------------------------------------------------------------------------
  Overview                                                      6
--------------------------------------------------------------------------------
  Premium Payments                                              6
--------------------------------------------------------------------------------
  The Fixed Account                                             6
--------------------------------------------------------------------------------
  The Variable Account                                          6
--------------------------------------------------------------------------------
  Transfers                                                     7
--------------------------------------------------------------------------------
  Market Timing and Excessive Trading                           7
--------------------------------------------------------------------------------
  Trading Limitations                                           7
--------------------------------------------------------------------------------
  Cash Withdrawals                                              8
--------------------------------------------------------------------------------
  Free Partial Withdrawals                                      8
--------------------------------------------------------------------------------
  Annuity Payments                                              8
--------------------------------------------------------------------------------
  Death Benefit                                                 8
--------------------------------------------------------------------------------
  Additional Features                                           8
--------------------------------------------------------------------------------
  Expenses                                                      8
--------------------------------------------------------------------------------
Owner Inquiries                                                 9
--------------------------------------------------------------------------------
EXPENSE TABLE                                                   10
--------------------------------------------------------------------------------
THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT
AND THE FUNDS                                                   12
--------------------------------------------------------------------------------
THE COMPANY                                                     12
--------------------------------------------------------------------------------
  The Administrator                                             12
--------------------------------------------------------------------------------
  The Fixed Account                                             12
--------------------------------------------------------------------------------
  The Variable Account                                          12
--------------------------------------------------------------------------------
  The Funds                                                     14
--------------------------------------------------------------------------------
PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD 15
--------------------------------------------------------------------------------
  Premium Payments                                              15
--------------------------------------------------------------------------------
  Your Annuity Account                                          15
--------------------------------------------------------------------------------
  Allocating Your Premium Payments                              15
--------------------------------------------------------------------------------
  Fixed Accumulation Value                                      15
--------------------------------------------------------------------------------
  Guarantee Periods                                             15
--------------------------------------------------------------------------------
  Guaranteed Interest Rates                                     16
--------------------------------------------------------------------------------
  Variable Accumulation Value                                   16
--------------------------------------------------------------------------------
  Variable Accumulation Units                                   16
--------------------------------------------------------------------------------
  Variable Accumulation Unit Value                              16
--------------------------------------------------------------------------------
OPTIONAL FEATURES                                               16
--------------------------------------------------------------------------------
  Dollar Cost Averaging                                         16
--------------------------------------------------------------------------------
  Automatic Rebalancing                                         16
--------------------------------------------------------------------------------
TRANSFER PRIVILEGE                                              17
--------------------------------------------------------------------------------
  Transfers During the Accumulation Period                      17
--------------------------------------------------------------------------------
  Market Timing and Excessive Trading                           17
--------------------------------------------------------------------------------
  Trading Limitations                                           18
--------------------------------------------------------------------------------
  Transfers During the Annuity Period                           18
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY                                            18
--------------------------------------------------------------------------------
  Cash Withdrawals                                              18
--------------------------------------------------------------------------------
  Minimum Value Requirement                                     19
--------------------------------------------------------------------------------
DEATH BENEFITS                                                  19
--------------------------------------------------------------------------------
  Election and Effective Date of Election                       19
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
  Payment of Death Benefit                                      20
--------------------------------------------------------------------------------
  Spousal Continuation                                          20
--------------------------------------------------------------------------------
  Amount of Death Benefit                                       20
--------------------------------------------------------------------------------
SURRENDER OF THE CONTRACTS                                      21
--------------------------------------------------------------------------------
ANNUITY PROVISIONS                                              21
--------------------------------------------------------------------------------
  Annuity Date                                                  21
--------------------------------------------------------------------------------
  Election - Change of Annuity Option                           21
--------------------------------------------------------------------------------
  Annuity Options                                               21
--------------------------------------------------------------------------------
  Fixed Annuity Payments                                        22
--------------------------------------------------------------------------------
  Variable Annuity Payments                                     22
--------------------------------------------------------------------------------
FIXED ANNUITY OPTIONS                                           23
--------------------------------------------------------------------------------
  Life Annuity Option                                           23
--------------------------------------------------------------------------------
  Life Annuity with Certain Period Option                       23
--------------------------------------------------------------------------------
  Cash Refund Life Annuity Option                               23
--------------------------------------------------------------------------------
  Annuity Certain Option                                        23
--------------------------------------------------------------------------------
VARIABLE ANNUITY OPTIONS                                        23
--------------------------------------------------------------------------------
  Variable Life Annuity Option                                  23
--------------------------------------------------------------------------------
  Variable Life Annuity with Certain Period Option              23
--------------------------------------------------------------------------------
  Variable Annuity Certain Option                               23
--------------------------------------------------------------------------------
  Additional Annuity Options                                    23
--------------------------------------------------------------------------------
  Determination of Annuity Payments                             23
--------------------------------------------------------------------------------
EXPENSES                                                        24
--------------------------------------------------------------------------------
  Withdrawal Charges                                            24
--------------------------------------------------------------------------------
  Free Partial Withdrawal                                       24
--------------------------------------------------------------------------------
  Annuity Account Fee                                           25
--------------------------------------------------------------------------------
  Administrative Fee                                            25
--------------------------------------------------------------------------------
  Premium Taxes                                                 25
--------------------------------------------------------------------------------
  Charge for Mortality and Expense Risks                        25
--------------------------------------------------------------------------------
  Market Value Adjustment                                       25
--------------------------------------------------------------------------------
OTHER CONTRACT PROVISIONS                                       26
--------------------------------------------------------------------------------
  Deferral of Payment                                           26
--------------------------------------------------------------------------------
  Designation and Change of Beneficiary                         27
--------------------------------------------------------------------------------
  Exercise of Contract Rights                                   27
--------------------------------------------------------------------------------
  Transfer of Ownership                                         27
--------------------------------------------------------------------------------
  Death of Owner                                                27
--------------------------------------------------------------------------------
  Voting Fund Shares                                            28
--------------------------------------------------------------------------------
  Adding, Deleting or Substituting Investments                  28
--------------------------------------------------------------------------------
  Change in Operation of the Variable Account                   29
--------------------------------------------------------------------------------
  Modifying the Contract                                        29
--------------------------------------------------------------------------------
  Periodic Reports                                              29
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                             30
--------------------------------------------------------------------------------
  Taxation of Connecticut General Life Insurance Company        30
--------------------------------------------------------------------------------
  Taxation of Variable Annuities in General                     30
--------------------------------------------------------------------------------
  Qualified Contracts                                           33
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS                                   36
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA                                     37
--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION                                 38
--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION   42
--------------------------------------------------------------------------------



                                 3  PROSPECTUS

DEFINITIONS
--------------------------------------------------------------------------------


ACCOUNT VALUE           The total value in your Contract. It is equal to the
                        value you have in the Variable Account plus your value
                        in the Fixed Account.
-------------------------------------------------------------------------------
ACCUMULATION PERIOD     The time from the date we issue the Contract until the
                        earliest of: (i) the Annuity Date; (ii) the date on
                        which we pay the death benefit; or (iii) the date on
                        which you surrender or annuitize the Contract.
-------------------------------------------------------------------------------
ANNUITANT               The person or persons you identify on whose life we
                        will make the first annuity payment.
-------------------------------------------------------------------------------
ANNUITY ACCOUNT         An account we establish for you to which we credit all
                        your premium payments, net investment gains and
                        interest, and from which we deduct charges and
                        investment losses.
-------------------------------------------------------------------------------
ANNUITY DATE            The date on which we begin to pay annuity payments to
                        you.
-------------------------------------------------------------------------------
ANNUITY OPTION          The method by which we make annuity payments to you.
-------------------------------------------------------------------------------
BENEFICIARY             The person or entity having the right to receive the
                        death benefit set forth in the Contract.
-------------------------------------------------------------------------------
BUSINESS DAY            Every day on which the New York Stock Exchange ("NYSE")
                        is open for business. It is also called a "VALUATION
                        DATE."
-------------------------------------------------------------------------------
CERTIFICATE             (For Group Contracts only) The document which confirms
                        your coverage under the Contract.
-------------------------------------------------------------------------------
CONTRACT YEARS AND      12-month periods we measure from the Date of Issue.
CONTRACT ANNIVERSARIES
-------------------------------------------------------------------------------
DATE OF ISSUE           The date on which the Contract became effective.
-------------------------------------------------------------------------------
DUE PROOF OF DEATH      Any proof of death we find satisfactory, for example,
                        an original certified copy of an official death
                        certificate or an original certified copy of a decree
                        of a court of competent jurisdiction as to the finding
                        of death.
-------------------------------------------------------------------------------
FIXED ACCOUNT           Allocation options under the Contract, other than the
                        Variable Account, that provide a guarantee of principal
                        and minimum interest. Fixed account assets are our
                        general assets.
-------------------------------------------------------------------------------
FUND(S)                 A series of an underlying fund in which a Variable
                        Sub-Account invests. Each Fund is a separate investment
                        series of the mutual fund which is an investment
                        company registered with the SEC.
-------------------------------------------------------------------------------
GUARANTEED PERIOD       That portion of your account value that you allocate to
AMOUNT                  a specific guaranteed period with a specified
                        expiration date. It includes any interest we credit to
                        that amount.
-------------------------------------------------------------------------------
GUARANTEED INTEREST     The interest rate we credit on a compound annual basis
RATE                    during a guaranteed period.
-------------------------------------------------------------------------------
GUARANTEED PERIOD       The period for which we credit a guaranteed interest
                        rate to any amounts which you allocate to a fixed
                        Sub-Account. In most states, you may elect a period
                        from one to ten years.
-------------------------------------------------------------------------------
INDEX RATE              An index rate based on the Treasury Constant Maturity
                        Series published by the Federal Reserve Board.
-------------------------------------------------------------------------------
IN WRITING              A written form that we find satisfactory and we receive
                        at our Customer Service Center.
-------------------------------------------------------------------------------

                                 4  PROSPECTUS


MARKET VALUE            An amount we add to or subtract from certain
ADJUSTMENT              transactions involving your interest in the fixed
                        account. The amount of the adjustment reflects the
                        impact of changing interest rates.
-------------------------------------------------------------------------------
NON-QUALIFIED CONTRACT  A Contract that is not issued in connection with a qualified plan.
-------------------------------------------------------------------------------
OWNER, YOU, OR YOUR     The persons entitled to the ownership rights stated in
                        the Contract. The Certificate Owner under a group
                        contract.
-------------------------------------------------------------------------------
PAYEE                   A person who receives payments under the Contract.
-------------------------------------------------------------------------------
PREMIUM PAYMENT         Any amount you pay to us as consideration for the
                        benefits the Contract provides.
-------------------------------------------------------------------------------
TAX QUALIFIED CONTRACT  A Contract issued in connection with a retirement plan which receives favorable federal income tax treatment
                        under Sections 401, 403, 408, or 457 of the Internal
                        Revenue Code ("CODE").
-------------------------------------------------------------------------------
SEVEN YEAR ANNIVERSARY  The seventh Contract Anniversary and each succeeding
                        Contract Anniversary occurring at any seven year
                        interval thereafter, for example, the 14th, 21st and
                        28th Contract Anniversaries.
-------------------------------------------------------------------------------
SUB-ACCOUNT             That portion of the fixed account associated with a
                        specific guaranteed period and guaranteed interest
                        rate. A Variable Sub-Account is each portion of the
                        Variable Account which invests in a specific Fund.
-------------------------------------------------------------------------------
SURRENDER               When you elect to end your Contract and receive your
                        account value in a lump sum payment. Your account value
                        will be reduced by any applicable withdrawal charges,
                        contract fees, or premium taxes, and may be either
                        increased or reduced by any market value adjustment
                        that we apply.
-------------------------------------------------------------------------------
VALUATION DATE          Every day on which the New York Stock Exchange ("NYSE")
                        is open for business.
-------------------------------------------------------------------------------
VALUATION PERIOD        The period of time over which we determine the change
                        in the value of the Variable Sub-Accounts in order to
                        price Variable Accumulation Units and Annuity Units.
                        Each Valuation Period begins at the close of normal
                        trading on the NYSE (usually 4:00 p.m. Eastern time) on
                        each Valuation Date and ends at the close of the NYSE
                        on the next Valuation Date. A Valuation Period may be
                        more than one day.
-------------------------------------------------------------------------------
VARIABLE ACCOUNT        A separate account divided into Variable Sub-Accounts.
                        Each Variable Sub-Account invests exclusively in shares
                        of a specific Fund of the AIM Variable Insurance Funds.
                        The assets in the Variable Account are owned by
                        Connecticut General Life Insurance Company.
-------------------------------------------------------------------------------
VARIABLE ACCUMULATION   A unit of measure we use to calculate the value of the
UNIT                    Variable Sub-Accounts.
-------------------------------------------------------------------------------
WE, US, OUR OR CG LIFE  Connecticut General Life Insurance Company. Our Home
                        Office is located at 900 Cottage Grove Road,
                        Bloomfield, CT.
-------------------------------------------------------------------------------

The following special terms are used throughout the Prospectus


The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract



TERMS USED IN THIS PROSPECTUS     CORRESPONDING TERM USED IN THE CONTRACT
-----------------------------     ---------------------------------------
Account Value                      Annuity Account Value
Annuity Option                     Income Payments
Fixed Sub-Account                  Fixed Account Sub-Account
Variable Sub-Account               Variable Account Sub-Account




                                 5  PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important features of the AIM/CIGNA Heritage Vaiable Annuity Contract ("Contract"). The Contract is more fully described in the rest of this prospectus. Please read the entire Prospectus carefully.


OVERVIEW
We designed the Contract as a way for you to invest on a tax-deferred basis in the Variable Sub-Accounts and the Fixed Account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be purchased as part of a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Tax Qualified Contract" to refer to a Contract issued in connection with a qualified plan. See "Tax Qualified Contracts" on page 33.

We are no longer offering the Contract for sale. If you already own a Contract, you may continue to make additional premium payments.

The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally not taxed as income until you take them out of the Contract. The income phase begins at the Annuity Date when you begin receiving regular annuity payments from your Contract. The money you can accumulate during the accumulation period, taking into account investment gains and losses, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the Income Phase.


PREMIUM PAYMENTS
Additional payments you direct into a Guaranteed Period of the fixed account must be at least $500. The minimum payment you can place in a Variable Sub-Account is $100. We must approve any premium payment greater than $1,000,000.


THE FIXED ACCOUNT
You may direct your premium payments into any of the Sub-Accounts available in the Fixed Account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

Each fixed Sub-Account guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the Fixed Sub- Account for the entire guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed Sub- Account before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease the value of the amount withdrawn or transferred. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the Fixed Account, regardless of any effects of the Market Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.


THE VARIABLE ACCOUNT
The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account uses its assets to purchase, at net asset value, shares of a specific Fund of the AIM Variable Insurance Funds Series I shares. You may invest in any of the following 15 Funds of the Fund through this Contract:

.. AIM V.I. Basic Balanced Fund - Series I

.. AIM V.I. Basic Value Fund - Series I

.. AIM V.I. Capital Appreciation Fund - Series I*

.. AIM V.I. Capital Development Fund - Series I

.. AIM V.I. Core Equity Fund - Series I**

.. AIM V.I. Demographic Trends Fund - Series I

.. AIM V.I. Diversified Income Fund - Series I

.. AIM V.I. Government Securities Fund - Series I

.. AIM V.I. High Yield Fund - Series I

.. AIM V.I. International Growth Fund - Series I

.. AIM V.I. Large Cap Growth Fund - Series I***

.. AIM V.I. Mid Cap Core Equity Fund - Series I

.. AIM V.I. Money Market Fund - Series I

.. AIM V.I. Technology Fund - Series I

.. AIM V.I. Utilities Fund - Series I

* Effective May 1, 2006, the AIM V.I. Aggressive Growth Fund - Series I and AIM V.I. Growth Fund - Series I were reorganized into the AIM V.I. Capital Appreciation Fund - Series I.

** Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series I was reorganized into the AIM V.I. Core Equity Fund - Series I.

*** Effective June 12, 2006, the AIM V.I. Blue Chip Fund - Series I will be reorganized into the AIM V.I. Large Cap Growth Fund - Series I.

Depending on market conditions, you can earn or lose the money you invest in any of the Funds through the Variable Sub-Accounts. We reserve the right to offer other investment choices in the future. All Funds may not be available in all states. Please call to determine whether a particular Fund is available.


TRANSFERS
You may transfer money among the fixed and Variable Sub-Accounts before the Annuity Date. All transfers are subject to the following conditions:


                                 6  PROSPECTUS

.. transfers from any variable or fixed Sub-Account must be at least $100;

.. transfers to a fixed Sub-Account must be at least $500; and

.. if your account value remaining in a fixed Sub-Account is less than $500 or less than $50 in a Variable Sub-Account, then the entire account value within the Sub-Account must be transferred.

In addition, we may restrict the number and dollar amount of transfers from a fixed Sub-Account. We will subject transfers from a fixed Sub-Account to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed Sub-Account. After the Annuity Date, we may permit transfers among the Variable Sub-Accounts subject to certain conditions.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Fund, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Funds that we have identified as being susceptible to market timing activities;

.. whether the manager of the underlying Fund has indicated that the transfers interfere with Fund management or otherwise adversely impact the Fund; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Fund.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in


                                 7  PROSPECTUS
a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (i.e. International, High Yield, and Small Cap Variable Sub-Accounts).


In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES
We reserve the right to assess short-term trading fees in connection with transfers from Variable Sub-Accounts that occur within a certain number of days following the date of allocation to the Variable Sub-Accounts. Such fees may vary by Variable Sub-Account, but will only apply to those Variable Sub-Accounts corresponding to underlying funds that assess such fees.


CASH WITHDRAWALS
At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.

Withdrawals taken prior to annuitization (prior to the Income Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


FREE PARTIAL WITHDRAWALS
Each Contract Year you may withdraw up to 15% of the total amount of the premium payments remaining without paying a withdrawal charge.


ANNUITY PAYMENTS
The Contract allows you to receive income under one of seven annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract application.

If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Funds in which you invest at that time. If you choose to have any portion of your annuity payments come from the Fixed Account, the payment amount will be fixed and guaranteed by us.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


DEATH BENEFIT
If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If the Owner (or any Annuitant if an Owner is a non-living person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. If there is no designated Beneficiary living on the date of death of the Owner, CG Life will pay the Death Benefit upon receipt of due proof of the death of both the Owner and the designated Beneficiary in one sum to the estate of the Owner. The death benefit we will pay before the Annuity Date generally equals the greatest of:

.. the account value on the date we deem the death benefit election to be effective;

.. the sum of all premium payments under the Contract, minus all partial withdrawals;

.. your account value on the Seven Year Anniversary immediately preceding the date on which the death benefit election is deemed effective, adjusted for any subsequent premium payments, partial withdrawals and applicable charges;

.. the amount that would have been paid if a full surrender occurred during the day when the death benefit election is deemed effective, including any applicable withdrawal charges and Market Value Adjustment (not available in New York); and

.. the Maximum Anniversary Value, adjusted for any subsequent premium payments and partial withdrawals.


ADDITIONAL FEATURES
DOLLAR COST AVERAGING
You can arrange to have money automatically transferred monthly from any of the Variable Sub-Accounts or the one-year fixed Sub-Account to your choice of Variable Sub-Accounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.


AUTOMATIC REBALANCING
We will, upon your request, automatically transfer amounts among the Variable Sub-Accounts on a regular basis to maintain a desired allocation of your Account Value among the Variable Sub-Accounts.


                                 8  PROSPECTUS

EXPENSES
CONTINGENT DEFERRED SALES CHARGE
We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on values attributed to that premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the Fixed Account by the withdrawal charges and by any applicable Market Value Adjustment. Withdrawal charges may be waived in certain cases.


MARKET VALUE ADJUSTMENT
A cash withdrawal or transfer from a fixed Sub-Account during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the Fixed Account unless the transfer is made at the end of a guaranteed period.

A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment. The Market Value Adjustment does not apply to withdrawals made to satisfy IRS minimum distribution rules for Tax Qualified Contracts. The Market Value Adjustment may be waived in certain cases.


ANNUITY ACCOUNT FEE
During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.


ADMINISTRATIVE FEE
On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets you have in the Variable Account. We deduct this fee to cover our administrative expenses.


MORTALITY AND EXPENSE RISK CHARGE
On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.


TAXES
Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.


FUND CHARGES
Each Fund incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Fund charges and expenses are indirectly passed on to you.


OWNER INQUIRIES
Please direct any questions or requests for additional information to:

 Customer Service Center:

      P.O. Box 80469 Lincoln, NE 68501-0469

      Tel: 800-776-6978 Fax: 1-866-628-1006

For New York Customers Only:

      Customer Service Center

      P.O. Box 82656 Lincoln, NE 68501-2656

      Tel: 800-692-4682 Fax: 1-866-628-1006.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.


                                 9  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The following Expense Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult each Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender or make withdrawals from your Contract.


 Sales Load on Purchases                                             0%
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge on Withdrawals (as a                  7.0%
percentage of your premium payment)(1)
-------------------------------------------------------------------------------
Transfer Fee                                                         $0
-------------------------------------------------------------------------------
Annual Annuity Account Fee(2)                                $ 35  per contract
-------------------------------------------------------------------------------
Variable Account Annual Expenses (as a percentage of
average Variable Account assets)
-------------------------------------------------------------------------------
Mortality and Expense Risk Fee                                     1.25%
-------------------------------------------------------------------------------
Administrative Fee                                                 0.10%
-------------------------------------------------------------------------------
Total Separate Account Annual Expenses                             1.35%
-------------------------------------------------------------------------------

OWNER TRANSACTIONS EXPENSES
(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn all premium payments. The withdrawal charge on the remaining portion is equal to a percentage of the premium payment you withdraw and ranges from 7% to 0%, depending upon the length of time between our acceptance of the premium payment you are withdrawing and your withdrawal,
   see page 24.   After we hold the premium payment for seven years, you may withdraw values attributed to that premium payment without a withdrawal charge.

(2) We waive the Annuity Account Fee when account values are $100,000 or more as of the date on which we would deduct the charge.


FUND ANNUAL EXPENSES
(as a percentage of average daily net assets)(1)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Fund's fees and expenses appears in the prospectus for each Fund.

                             ANNUAL FUND EXPENSES
--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Fund
Operating
Expenses/(1)/
(expenses that are
deducted from Fund
assets, which may
include management
fees, distribution
and/or services
(12b-1) fees, and                     0.82%                    1.17%
other expenses)
--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2005.


                                 10  PROSPECTUS

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment, and

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                       1  Year         3 Years        5 Years          10 Years
---------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $803            $  1,236      $1,691           $3,189
Fund Expenses
---------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $767            $  1,128      $1,512           $2,835
Fund Expenses
---------------------------------------------------------------------------------------------------





EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                            1  Year         3 Years        5 Years          10 Years
----------------------------------------------------------------------------------------
Costs Based on Maximum     $293            $    896      $1,521           $3,189
Annual Fund Expenses
----------------------------------------------------------------------------------------
Costs Based on Minimum     $257            $    788      $1,342           $2,835
Annual Fund Expenses
----------------------------------------------------------------------------------------


These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Funds of the AIM Variable Insurance Funds. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable. These examples reflect the annual $35 Annuity Account Fee. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. Condensed Financial Information is found at the end of this prospectus.








                                 11  PROSPECTUS

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------


THE COMPANY
Connecticut General Life Insurance Company ("CG Life") is a stock life insurance company incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly owned subsidiaries which are generally engaged in the insurance business.

We are a wholly owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.


THE ADMINISTRATOR
Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. Allstate will, among other things, maintain the books and records of the Variable Sub-Accounts, the Variable Account, and the Fixed Account. Allstate will also maintain records of the name, address, contract number, Account Value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

On March 8, 2006, Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York") announced entering into an agreement ("the Agreement") with Prudential Financial, Inc., and its subsidiary, The Prudential Insurance Company of America ("PICA"), pursuant to which Allstate Life and Allstate New York will sell, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. The Agreement also provides that Allstate Life, Allstate New York and PICA will enter into an administrative services agreement pursuant to which PICA or an affiliate will administer certain Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts will not be changed by these transactions and agreements.

The transaction is subject to regulatory approvals, and it is expected that it will be completed by the end of the second quarter of 2006.


THE FIXED ACCOUNT
The Fixed Account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

The assets in the Fixed Accounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the Fixed Account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the Fixed Account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

You may direct your premium payments, and any portion of your account value, to any available fixed Sub-Account. Each fixed Sub-Account credits guaranteed interest rates for a guaranteed interest period. Currently, 10 guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed Sub-Account, you select the number of years (the guaranteed period) during which you will keep money in that fixed Sub-Account. You may select one or more fixed Sub-Accounts at any one time. If you keep your money in the fixed Sub-Account for the length of the fixed Sub-Account's guaranteed period, we will credit interest at the rate we specified for that fixed Sub- Account.

But if you withdraw, or transfer, any money from a fixed Sub-Account before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed Sub-Account, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed Sub-Account plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We


                                 12  PROSPECTUS
reserve the right to defer the payment or transfer of amounts you withdraw from the Fixed Account for up to six (6) months from the date we receive a proper request for such withdrawal or transfer.


THE VARIABLE ACCOUNT
The Contract permits you to invest in the Funds through the Variable Sub-Accounts. Your account value and/or variable annuity payments will reflect the investment performance of the Funds in which you invest through the Variable Sub-Accounts. The values of the shares of the Funds held by the Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as a risk that a mutual fund's management may not make necessary changes in its Funds to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or the aggregate amount of annuity payments you receive will equal or exceed the premium payments you make.

We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("LLANY"). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate. Although CG Life was responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate on April 12, 1999.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account invests exclusively in shares of a specific Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Funds in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Fund shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis. The Variable Account will be fully invested in Fund shares at all times.

THE AIM VARIABLE INSURANCE FUNDS SERIES I SHARES is an open-end investment management company registered under the 1940 Act. Shares of the AIM Variable Insurance Funds Series I shares are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the AIM Variable Insurance Funds Series I shares.

A I M Advisors, Inc. ("AIM"), investment adviser to the AIM Variable Insurance Funds Series I shares, its affiliates, and any insurance companies with separate accounts investing in the AIM Variable Insurance Funds Series I shares must report certain potential and existing conflicts of interests to the Board of Trustees of the AIM Variable Insurance Funds Series I shares. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the AIM Variable Insurance Funds Series I shares. The Board of Trustees, a majority of whom are not "interested persons" of the AIM Variable Insurance Funds Series I shares, as that term is defined in the 1940 Act, will monitor the AIM Variable Insurance Funds Series I shares to identify any such irreconcilable material conflicts and to determine what action, if any, the AIM Variable Insurance Funds Series I shares, AIM, or its affiliates should take.


                                 13  PROSPECTUS

SERIES I                INVESTMENT OBJECTIVE/:/        INVESTMENT ADVISOR
-------------------------------------------------------------------------------
AIM V.I. Basic           Long-term growth of capital
 Balanced Fund -
 Series I
-------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series I/(2)/
-------------------------------------------------------
AIM V.I. Capital        Long-term growth of capital
 Development Fund -
 Series I
-------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series I/(3)/
-------------------------------------------------------
AIM V.I. Demographic    Long-term growth of capital
 Trends Fund - Series                                  A I M ADVISORS, INC.
 I                                                     /(1)/
-------------------------------------------------------
AIM V.I. Diversified    High level of current income
 Income Fund - Series
 I
-------------------------------------------------------
AIM V.I. Government     High level of current income
 Securities Fund -       consistent with reasonable
 Series I                concern for safety of
                         principal
-------------------------------------------------------
AIM V.I. High Yield     High level of current income
 Fund - Series I
-------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund - Series
 I
-------------------------------------------------------
AIM V.I. Large Cap      Long-term growth of capital
 Growth Fund - Series
 I/(4)/
-------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
-------------------------------------------------------
AIM V.I. Money Market   As high a level of current
 Fund - Series I         income as is consistent with
                         the preservation of capital
                         and liquidity
-------------------------------------------------------
AIM V.I. Technology     Capital growth
 Fund - Series I
-------------------------------------------------------
AIM V.I. Utilities      Capital growth and current
 Fund - Series I         income
-------------------------------------------------------------------------------


(1) You may invest in any of the Variable Sub-Accounts, each of which corresponds to one of the following 15 Funds: The investment objective(s) of each sub-account may be changed by the Board of Directors without shareholder approval.

(2) Effective May 1, 2006, the AIM V.I. Aggressive Growth Fund - Series I and AIM V.I. Growth Fund - Series I were reorganized into the AIM V.I. Capital Appreciation Fund - Series I.

(3) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series I was reorganized into the AIM V.I. Core Equity Fund - Series I.

(4) Effective June 12, 2006, the AIM V.I. Blue Chip Fund - Series I will be reorganized into the AIM V.I. Large Cap Growth Fund - Series I.



The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

The investment objectives and policies of the Funds may be similar to other Funds and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Funds.

There is no assurance that any Fund will achieve its stated investment objective. Each Fund's investment objective may be changed by the applicable Fund's Board of Trustees without shareholder approval. A more detailed description of the Funds and their investment objectives, policies and restrictions and expenses is found in the Funds' Prospectuses and SAIs. You should read the Funds' Prospectus carefully before you invest.


PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------


PREMIUM PAYMENTS
All premium payments must be paid to us or to our authorized agent. When you apportion your premium payments among the Sub-Accounts, the minimum you can put into a fixed Sub-Account is $500; the minimum for a Variable Sub-Account is $100.

We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre- approve any premium payment in excess of $1,000,000.

If we receive any premium payment at our Customer Services Center before the closing time of the New York


                                 14  PROSPECTUS

Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.


YOUR ANNUITY ACCOUNT
Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value.

The Annuity Account shall continue in full force until the earliest of:

.. the Annuity Date;

..  the date we pay all death benefits under the Contract;

.. the date you surrender the Contract; or

.. the date your account value no longer meets the Minimum Value Requirement described below.

Cash withdrawals may cause us to discontinue your Annuity Account.


ALLOCATING YOUR PREMIUM PAYMENTS
We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so in writing. You must make allocations to multiple Sub-Accounts in whole percentages.

If your allocation instructions would place less than $500 in a fixed Sub-Account, we will promptly ask you for further instructions regarding how we should apportion the premium.


FIXED ACCUMULATION VALUE
The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed Sub-Accounts to which you have allocated money.


GUARANTEE PERIODS
You may allocate your premium payments, or transfer your account value, to any fixed Sub-Account we offer. Each fixed Sub-Account will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the fixed Sub-Account's guaranteed period will affect the rate of interest we credit to the fixed Sub-Account.

Your money in a fixed Sub-Account will earn interest at a guaranteed interest rate during the fixed Sub-Account's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed Sub-Account for the guaranteed period you select. Amounts you allocate at different times to fixed Sub-Accounts with the same guaranteed period may have different interest rates. Each fixed Sub-Account will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

We will notify you In Writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring fixed Sub-Account into a fixed Sub-Account with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.


GUARANTEED INTEREST RATES
From time to time, we will set current guaranteed interest rates for the guaranteed periods of the Fixed Account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed Sub-Account for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the fixed Sub-Account will be subject to any applicable withdrawal charges, Annuity Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed Sub-Account before the end of the guaranteed period.

The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.


VARIABLE ACCUMULATION VALUE
The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

VARIABLE ACCUMULATION UNITS

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular Variable Sub-Account by the Variable Accumulation Unit Value for the particular Variable Sub- Account for the Valuation Period during which we receive and accept the premium payment.


                                 15  PROSPECTUS

VARIABLE ACCUMULATION UNIT VALUE
We established the initial Variable Accumulation Unit Value for each Variable Sub- Account at $10. We recalculate the Variable Accumulation Unit Value for each Variable Sub-Account at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Fund in which the Variable Sub-Account invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.


OPTIONAL FEATURES
--------------------------------------------------------------------------------

You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.


DOLLAR COST AVERAGING
Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any Variable Sub-Account or the one- year fixed Sub-Account to one or more Variable Sub-Accounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the Funds only when the price is high.

You may select Dollar Cost Averaging by having at least $1,000 in a variable or one-year fixed Sub-Account. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

You must have sufficient value in the variable or one-year fixed Sub-Account. We do not permit transfers from any fixed Sub-account other than the one- year fixed Sub-Account under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

Dollar Cost Averaging will terminate when any of the following occurs:

.. the number of designated transfers has been completed;

.. the value of the variable or the one-year fixed Sub-Account is insufficient to complete the next transfer;

.. you request termination by telephone or In Writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or

.. you surrender the Contract.

Dollar Cost Averaging is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

We do not control the Funds and cannot guarantee that the Funds will accept transfers under Dollar Cost Averaging. We reserve the right to discontinue or change this program at any time.

We do not guarantee that Dollar Cost Averaging will result in annuity account values which equal or exceed the value of your Premium Payments. Dollar Cost Averaging may not achieve its objective. We do not guarantee that Dollar Cost Averaging will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump-sum investment.


AUTOMATIC REBALANCING
 Automatic Rebalancing is an option which periodically restores to a pre-determined level the percentage of annuity value allocated to each Variable Sub-Account (e.g., 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

If you elect Automatic Rebalancing, all premium payments you allocate to the Variable Sub-Accounts must be subject to Automatic Rebalancing. The fixed Sub-Account is not available for Automatic Rebalancing.

You may choose to rebalance monthly, quarterly, semi-annually or annually. Once the rebalancing option is activated, any Variable Sub-Account transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Sub-Account may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.

The Automatic Rebalancing option is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.


TRANSFER PRIVILEGE
TRANSFERS DURING THE ACCUMULATION PERIOD

During the Accumulation Period you may transfer all or part of your account value to one or more variable or fixed Sub-Accounts. Transfers from the fixed Sub-Accounts are subject to the following conditions:


                                 16  PROSPECTUS

.. you must transfer at least $100 unless you are transferring the entire value of the fixed Sub-Account;

.. the amount you transfer to any fixed Sub-Account must be at least $500;

.. there must be at least $500 remaining in the fixed Sub-Account after the transfer; and

.. transfers may be subject to a Market Value Adjustment.

Amounts you transfer into a fixed Sub-Account will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

Transfers from the Variable Sub-Accounts are subject to the following conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the Variable Sub-Account;

.. the amount you transfer to any Variable Sub-Account must be at least $100; and

.. there must be at least $50 remaining in the Variable Sub-Account after the transfer.

We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests In Writing must be on a form we find acceptable.

Telephone Transfers. We will allow telephone transfers automatically.

We will take the following procedures to confirm that instructions we receive by telephone are genuine.

.. before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;

.. we will record all calls; and

.. we will confirm in writing all transactions we perform.

We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

A transfer from a fixed Sub-Account before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a Variable Sub-Account will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Fund, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of excessive trading or because they believe that a specific transfer


                                 17  PROSPECTUS
  or group of transfers would have a detrimental effect on the prices of Fund shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Funds that we have identified as being susceptible to market timing activities;

.. whether the manager of the underlying Fund has indicated that the transfers interfere with Fund management or otherwise adversely impact the Fund; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Fund.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (i.e. International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES
We reserve the right to assess short-term trading fees in connection with transfers from Variable Sub-Accounts that occur within a certain number of days following the date of allocation to the Variable Sub-Accounts. Such fees may vary by Variable Sub-Account, but will only apply to those Variable Sub-Accounts corresponding to underlying funds that assess such fees.


TRANSFERS DURING THE ANNUITY PERIOD
After the Annuity Date, the Payee receiving variable annuity payments may transfer value among the Variable Sub-Accounts in which the Contract is invested. The request must be In Writing. We will exchange the value of the number of Annuity Units from the Variable Sub-Accounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between Variable Sub-Accounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


CASH WITHDRAWALS
During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.

A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:

.. the amount to be withdrawn; and

.. the Sub-Accounts from which to take the money.

Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the Sub-Accounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed Sub-Account you maintain. If such a pro-rata withdrawal reduces the value of any fixed Sub-Account below $500, or any Variable Sub-Account


                                 18  PROSPECTUS
balance below $50, we will transfer the value of those Sub-Accounts to that Variable Sub-Account where you maintain the highest value, or to the Fixed Account if there is no Variable Sub-Account where you maintain a balance greater than $50.

All cash withdrawals from any fixed Sub-Account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the fixed Sub-Account's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each fixed Sub- Account. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

We may defer the payment of amounts withdrawn or transferred from the Fixed Account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

Cash withdrawals from a Variable Sub-Account will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the Variable Sub-Accounts at the end of the Valuation Period during which we receive your cash withdrawal request.

If you make a withdrawal before the Annuity Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals taken prior to the Annuity Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


MINIMUM VALUE REQUIREMENT
If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed Sub-Account balance which has a value below $500 and any Variable Sub-Account balance which has a value below $50 to that Variable Sub-Account where you maintain the highest value or to the Fixed Account if there is no Variable Sub-Account where you maintain a balance greater than $50.


DEATH BENEFITS
--------------------------------------------------------------------------------

If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner. Where there are multiple beneficiaries, we will only value the Death Benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

ELECTION AND EFFECTIVE DATE OF ELECTION

During your lifetime and before the Annuity Date, you may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

.. to receive the death benefit in the form of a single cash payment within 5 years from your date of death; or

.. to have the death benefit applied under the Annuity Options (on the Annuity
  Date).

The Beneficiary must make the election to us In Writing. Your election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

.. the date we receive the election; or

.. the date we receive due proof of the Owner's death.


                                 19  PROSPECTUS

If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment. We reserve the right to waive or extend the 60 day limit on a nondiscriminatory basis.

The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Taxes" for further discussion.


PAYMENT OF DEATH BENEFIT
If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the 1940 Act. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.


SPOUSAL CONTINUATION
If the death benefit is payable to your spouse, your spouse may elect to receive the death benefit or may continue the Contract in the Accumulation Period as if the death had not occurred. If the surviving spouse continues the Contract in the Accumulation Period, the following conditions apply (the Maximum Anniversary Value feature is not available in New York):

.. On the day the Contract is continued, the account value will be the death benefit as determined at the end of the Valuation Period during which we receive due proof of death.

.. The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or Market Value Adjustment. (This feature may not be available in all states. Please consult with your representative for further information).

.. Prior to the Annuity Date, the amount of the death benefit of the continued
  Contract will be the greatest of:

  .  The account value on the date we determine the amount of the death benefit;
     or

  . The sum of all premium payments reduced by the sum of all partial withdrawals; or

  . The amount that would have been payable in the event of a full surrender of the Annuity Account on the date the death benefit election is effective or is deemed to become effective.

Other death benefit alternatives in the Contract (including the Maximum Anniversary Value feature described immediately below) will no longer apply if the surviving spouse chooses to continue the Contract (the Maximum Anniversary Value feature is not available in New York).


AMOUNT OF DEATH BENEFIT
We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

.. the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

.. the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

.. your account value on the Seven Year Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent premium payments and partial withdrawals and charges;

.. the amount that would have been payable in the event of a full surrender of the Contract including surrender charges and any applicable Market Value Adjustment on the date the death benefit election is effective or is deemed to become effective; or (except for New York Customers)

.. the Maximum Anniversary Value between the "Enhanced Death Benefit Endorsement"
  effective date and the date we calculate the death benefit,   adjusted for any
  subsequent premium payments, partial withdrawals and applicable charges.

The following discussion regarding the Maximum Anniversary Value does not apply to New York customers. The feature is not available in New York.

On each Contract Anniversary, the "Maximum Anniversary Value" is equal to the greater of the account value of the most recently calculated Maximum Anniversary Value. Premium payments will increase the Maximum Anniversary Value dollar for dollar. Partial withdrawals will reduce the Maximum Anniversary Value according to a withdrawal adjustment, described below.

The calculation of the Maximum Anniversary Value will begin on your first Contract Anniversary after the endorsement effective date. Unless the death benefit


                                 20  PROSPECTUS
becomes payable, we will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 75th birthday of the Owner, or five years from the endorsement effective date, whichever is later. After that date, we will recalculate the Maximum Anniversary Value only for premium payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

The withdrawal adjustment is equal to: (i) the withdrawal amount divided by (ii) the account value immediately prior to the withdrawal, with the result multiplied by (iii) the value of the Maximum Anniversary Value immediately prior to the withdrawal.


SURRENDER OF THE CONTRACTS
--------------------------------------------------------------------------------

At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the 1940 Act. We may defer the payment of amounts withdrawn from the Fixed Account for a period not greater than 6 months from the date we receive your written request for such withdrawal. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Income Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.




ANNUITY PROVISIONS
--------------------------------------------------------------------------------

ANNUITY DATE

Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract Application or Order to Purchase. You may change this date from time to time by notifying us In Writing. We must receive notice of each change at least 45 days before the then current Annuity Date. The new Annuity Date must be a date which is:

.. at least 30 days after the effective date of the change;

.. the first day of a month; and

.. not later than the first day of the first month following the Annuitant's 90th birthday.

These requirements may be restricted, in the case of a Tax Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

On the Annuity Date, we will cancel your Annuity Account and we will apply the Account Value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

Since the Contract offered by this Prospectus may have been issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

When annuity payments begin a portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


ELECTION - CHANGE OF ANNUITY OPTION
During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice In Writing of any election or any change of election at least 45 days before the Annuity Date.

If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section


                                 21  PROSPECTUS

403, Section 408(c), Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected the Life Annuity with 120 Monthly Payments Certain.

At any time you may request In Writing annuitization of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.


ANNUITY OPTIONS
The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each Fixed and Variable Annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the Fixed Account will be applied to a fixed annuity.) We will base variable annuity payments on the Variable Sub-Accounts you select, or on how you allocate the account value among the Variable Sub-Accounts.


FIXED ANNUITY PAYMENTS
A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the Fixed Annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modifiying the Contract").


VARIABLE ANNUITY PAYMENTS
If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the Variable Sub-Accounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the Variable Sub-Account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the Variable Sub- Account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement age of the Annuitant (determined in accordance with the Contract). We determine all variable annuity payments other than the first by means of Annuity Units credited to the Contract with respect to the particular payee. We determine the number of Annuity Units to be credited in respect of a particular Variable Sub-Account by dividing that portion of the first variable annuity payment attributable to that Variable Sub-Account by the Annuity Unit Value of that Variable Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Variable Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfers During the Annuity Period" section. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and equals the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Sub-Account for the Valuation Period, which ends immediately preceding the due date of each subsequent payment, by the Annuity Unit Value for that sub-account, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408,


                                 22  PROSPECTUS

Section 408(a), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.


FIXED ANNUITY OPTIONS
--------------------------------------------------------------------------------


LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.


CASH REFUND LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of the proceeds we apply under this option over the dollar amount of payments we have already paid.


ANNUITY CERTAIN OPTION
We pay monthly payments for the number of years selected which may be from 5 to 30 years.


VARIABLE ANNUITY OPTIONS
--------------------------------------------------------------------------------


VARIABLE LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.


VARIABLE ANNUITY CERTAIN OPTION
We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is entitled to be commuted and paid in one sum. The Annuitant may elect that the Payee receive all or a portion of this present value.


ADDITIONAL ANNUITY OPTION
You may settle any proceeds payable under the Contract, under any other method of settlement (including joint and survivor settlement options under joint life annuities) we offer at the time of the request.


DETERMINATION OF ANNUITY PAYMENTS
On the Annuity Date, we will apply the adjusted value of the Fixed Account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

.. the Account Value at the end of the Valuation Period which ends immediately preceding the Annuity Date;

.. reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and

.. reduced by any premium or other applicable taxes.

If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.


EXPENSES
--------------------------------------------------------------------------------

We assess charges under the Contract offered by this Prospectus in three ways:

.. as withdrawal charges (contingent deferred sales charges);

.. as deductions for Contract administration expenses and, if applicable, for premium taxes; and


                                 23  PROSPECTUS

.. as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.


WITHDRAWAL CHARGES
We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge (contingent deferred sales charge). The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contract including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from your Annuity Account (adjusted by any applicable Market Value Adjustment):

                   Withdrawal Charge Percentage
                                                                     Year Applicable
                                7%                                   During 1st Year since premium payment accepted
                                6%                                   During 2nd Year since premium payment accepted
                                5%                                   During 3rd Year since premium payment accepted
                                4%                                   During 4th Year since premium payment accepted
                                3%                                   During 5th Year since premium payment accepted
                                2%                                   During 6th Year since premium payment accepted
                                1%                                   During 7th Year since premium payment accepted
                                0%                                   Thereafter


When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the amounts remaining in your Annuity Account. If your Annuity Account is allocated among more than one Sub-Account, we will asses the withdrawal charge pro-rata against the amounts remaining within the Sub-Account from which the withdrawals occurred. If the Sub-Accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, we will assess the deficiency pro-rata against amounts remaining within the Sub-Accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then we will deduct the withdrawal charge from the amount paid. We will not impose the withdrawal charge on a premium payment you withdraw after the end of the seventh year from the date we accept such premium payment, nor do we impose the withdrawal charge upon payment of the death benefit or upon amounts applied to an Annuity Option.

We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modifiying the Contract"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.


FREE PARTIAL WITHDRAWAL
During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In Writing. This privilege continues until you withdraw all premium payments you paid to your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments remaining without a withdrawal charge each Contract Year. The amount withdrawn must be at least $50.

You must specify the Sub-Accounts from which the amount will be withdrawn. If you do not specify the Sub-Accounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your Sub-Accounts.

Withdrawals taken prior to the Annuity Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


ANNUITY ACCOUNT FEE
On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your Sub-Accounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually.


                                 24  PROSPECTUS

If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce your Account Value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you receive during the year. We will not deduct an Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your Account Value is at least $100,000 on the last Valuation Date of that year.


ADMINISTRATIVE FEE
On each Valuation Date, we deduct an Administrative Fee from the assets you have in each Variable Sub-Account to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each Sub-Account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.


PREMIUM TAXES
We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize Account Value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.


CHARGE FOR MORTALITY AND EXPENSE RISKS
The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable Account). If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the Fixed Account.

We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.


MARKET VALUE ADJUSTMENT
Any cash withdrawal, surrender or transfer from a fixed Sub-Account, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge. The Market Value Adjustment does not apply to withdrawals made to satisfy IRS minimum distribution rules for Tax Qualified Contracts.

The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a fixed Sub-Account's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed Sub-Account. It also reflects the time remaining in the fixed Sub-Account's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is more than.50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

We apply the following formula to compute the Market Value Adjustment:


                                 25  PROSPECTUS

                 (1 + A)/N/

              ------------------

                   (1 + B) /N/

Where:

A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the fixed Sub- Account's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of the general account assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for the factor. Similarly, if interest rates rise, any negative adjustment will greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment tab" will be made. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the withdrawal, surrender or transfer occurs.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

Straight line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Market Value Adjustment.

Waiver of Withdrawal Charge and Market Value Adjustment

Pursuant to the "Contract Endorsement for Waiver of Charges," we will waive any withdrawal charge and Market Value Adjustment prior to the Annuity Date if any Owner (or Annuitant, if the Owner is not a living person):

1) is first confined after the Endorsement Effective Date to a Long Term Care Facility or Hospital for at least 90 consecutive days, confinement is prescribed by a Physician and is Medically Necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 120 days after discharge; or

2) is first diagnosed by a Physician as having a Terminal Illness after the Endorsement Effective Date and we receive a request for a withdrawal and adequate written proof of the diagnosis. We may require a second opinion at our expense by a Physician that we choose.

Please refer to your Contract endorsement for the meaning of, and limitations imposed by, the terms "Hospital," "Long Term Care Facility," "Medically Necessary," "Physician," and "Terminal Illness."

This feature may not be available in all states or there may be state variations. Please consult with your representative or customer service center for further information.


OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------


DEFERRAL OF PAYMENT
We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any Variable Sub-Account during any period:

.. when the New York Stock Exchange is closed other than customary weekend and holiday closings; or

.. when trading on the New York Stock Exchange is restricted as the SEC determines; or

  (a) when an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable; or

  (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or

.. when the SEC may by order permit for the protection of security holders.

We may defer the payment or transfer of amounts you withdraw from any fixed Sub-Account for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to


                                 26  PROSPECTUS
us by check or draft may be postponed until we determine the check or draft has been honored.


DESIGNATION AND CHANGE OF BENEFICIARY
The Beneficiary is the person selected by the Contract Owner to receive the death benefits or become the new Contract Owner, subject to the "Death of Owner" provision, if the sole surviving Contract owner dies before the Payout Start Date. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation In Writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.


EXERCISE OF CONTRACT RIGHTS
The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person. You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until and unless you designate a new Annuitant In Writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.


TRANSFER OF OWNERSHIP
The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract owner.

You may not transfer ownership of a Tax Qualified Contract except to:

.. the Annuitant;

.. a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code;

.. the employer of the Annuitant provided that the Tax Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
  Section 403(a) of the Code for the benefit of the Annuitant;

.. the trustee of an individual retirement account plan qualified under Section
  408 of the Code for the benefit of the Owner; or

.. as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Tax Qualified
  Contract   may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.


DEATH OF OWNER
If the Owner dies before the Annuity Date, we will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, we will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.

If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.

The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s) of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

If the Owner dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Tax Qualified Contracts.


                                 27  PROSPECTUS

VOTING FUND SHARES
We will vote Funds' shares held by the Variable Sub-Accounts at the Funds' shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. The number of Funds' shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular Variable Sub-Account credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

If you elect a Variable Annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a Variable Sub-Account by the net asset value per share of the corresponding Fund. There are no voting rights associated with the Fixed Account or a fixed annuity before or after the Annuity Date.

We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders' meeting for them to be considered timely.

Owners participating under Tax Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract funds may be entitled to instruct you as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the 1940 Act. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of a Fund's shareholders. If the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so.

Funds' shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.


ADDING, DELETING, AND SUBSTITUTING INVESTMENTS
We do not control the Funds and cannot guarantee that they will be available for investment in the future or that any Funds will accept premium payments or transfers. In the event any Fund is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Funds are not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the Fixed Account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Variable Account (or any Variable Sub-Account thereof) or that the Variable Account (or any Variable Sub-Account thereof) may purchase. We may eliminate the shares of any of the Funds and substitute shares of another or any other investment vehicle of another open-end, registered investment company if:

.. laws or regulations are changed;

.. shares of the Funds are no longer available for investment; or

.. we determine that further investment in any Fund should become inappropriate in view of the purposes of the Variable Account.

If any of these events occurs, substitution of any shares attributable to your interest in a Variable Sub-Account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.


                                 28  PROSPECTUS

We may establish new Variable Sub-Accounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Variable Sub-Accounts may be made available to existing Owners on a basis we determine. Each additional Variable Sub- Account will purchase shares in a Fund or in another fund or investment vehicle. We may also eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any Variable Sub-Account, we will notify you and request a reallocation of the amounts invested in the eliminated Variable Sub-Account.


CHANGE IN OPERATION OF THE VARIABLE ACCOUNT
At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the 1940 Act or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


MODIFYING THE CONTRACT
If we modify the Contract we will give notice to you (or the Payees after the Annuity Date). We may modify the Contract if such modification:

.. is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

.. is necessary to attempt to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

.. is necessary to reflect a change in the operation of the Variable Account or its Sub-Accounts; or

.. provides additional Variable Account and/or fixed accumulation options.

If we modify the Contract, we may make appropriate endorsement in the Contract.

In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification In Writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.


PERIODIC REPORTS
At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each Variable Sub-Account, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed Sub-Accounts. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the 1940 Act and the 1933 Act. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.


                                 29  PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CG LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF CONNECTICUT GENERAL LIFE INSURANCE COMPANY
CG Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from CG Life, and its operations form a part of CG Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, CG Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, CG Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore CG Life does not intend to make provisions for any such taxes. If CG Life is taxed on investment income or capital gains of the Variable Account, then CG Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. CG Life is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although CG Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance


                                 30  PROSPECTUS
concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. CG Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE ANNUITY DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Annuity Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Annuity Option, the amounts are taxed in the same manner as annuity payments.




PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any


                                 31  PROSPECTUS
premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by CG Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

CG Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that CG Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all


                                 32  PROSPECTUS
countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

.. Individual Retirement Annuities (IRAs) under Code Section 408(b);

.. Roth IRAs under Code Section 408A;

.. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
  408(p);

.. Tax Sheltered Annuities under Code Section 403(b);

.. Corporate and Self Employed Pension and Profit Sharing Plans under Code
  Section 401; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Code Section 457.

CG Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. CG Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. CG Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount.
 These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.


                                 33  PROSPECTUS

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

CG Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. CG Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, CG Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that CG Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").


                                 34  PROSPECTUS

ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).


                                 35  PROSPECTUS

These limitations do not apply to withdrawals where CG Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.


Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. CG Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

.. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

.. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. CG Life no longer issues annuity contracts to employer sponsored qualified retirement plans.


                                 36  PROSPECTUS

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

Lincoln Financial Distributors, Inc. ("LFD") formerly known as Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc., located at 350 Church Street, Hartford, Connecticut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. LFD may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 8.50% of premium payments.


                                 37  PROSPECTUS

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

We may from time to time disclose the current annualized yield of the Money Market variable sub-account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Portfolio or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of one variable accumulation unit of the Money Market variable sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account. We may also disclose the effective yield of the Money Market variable sub- account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We may also advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market variable sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income generated by the variable sub-account over a specific 30-day period. Because the yield is annualized, the yield a variable sub-account generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

We may also advertise or disclose annual average total returns for one or more variable sub-accounts for various periods of time. The standardized total return of a sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the variable sub- account has been in operation for those periods), and a period measured from the date the variable sub-account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market variable sub-account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a variable sub-account and a variable sub-account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

For additional information regarding how we calculate performance data, please refer to the SAI.






                                 38  PROSPECTUS

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the fifteen sub-accounts available under the Contract for each fiscal year from each sub-account's commencement of operations through December 31, 2005. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.

                                                                                  NUMBER OF ACCUMULATION
                                                             ACCUMULATION UNIT     UNITS AT END OF YEAR
                                                            VALUE AT END OF YEAR
AIM V.I. Basic Balanced - Series I Sub-Account
12/31/05                                                          $11.237                  420,315
12/31/04                                                          $10.818                   12,106
12/31/03                                                          $10.199                  536,528
12/31/02                                                          $ 8.885                  305,920
12/31/01                                                          $10.864                  239,619
12/31/00                                                          $12.434                   30,689
12/31/99                                                            -----                    -----
AIM V.I. Basic Value - Series I Sub-Account
12/31/05                                                          $12.963                  813,112
12/31/04                                                          $12.427                  938,846
12/31/03                                                          $11.342                  911,219
12/31/02                                                          $ 8.604                  741,121
12/31/01                                                          $11.202                  317,064
AIM V.I. Capital Appreciation - Series I Sub-Account/(1)/
12/31/05                                                          $24.869                2,984,279
12/31/04                                                          $23.162                3,799,363
12/31/03                                                          $22.019                4,758,005
12/31/02                                                          $17.233                5,803,419
12/31/01                                                          $23.094                7,767,145
12/31/00                                                          $30.517                9,917,533
12/31/99                                                          $34.720               11,571,957
12/31/98                                                          $24.337               14,259,245
12/31/97                                                          $20.678               16,027,198
12/31/96                                                          $18.467               16,934,302
12/31/95                                                          $15.924               13,216,713
1/31/95                                                           $11.736                7,513,807
1/31/94                                                           $12.380                        0
AIM V.I. Capital Development - Series I Sub-Account
12/31/05                                                          $14.531                  354,400
12/31/04                                                          $13.438                   10,100
12/31/03                                                          $11.794                  361,089
12/31/02                                                          $ 8.832                  278,905
12/31/01                                                          $11.385                  160,778
12/31/00                                                          $12.557                   55,567
12/31/99                                                            -----                    -----
AIM V.I. Core Equity - Series I Sub-Account/(2)/
12/31/05                                                          $23.999                1,593,541
12/31/04                                                          $23.099                2,019,708
12/31/03                                                          $21.488                2,468,527
12/31/02                                                          $17.507                2,959,530
12/31/01                                                          $21.022                4,029,510
12/31/00                                                          $27.618                5,062,010
12/31/99                                                          $32,760                6,002,927
12/31/98                                                          $24.739                6,735,903
12/31/97                                                          $19.639                7,046,189
12/31/96                                                          $15.835                5,709,782
12/31/95                                                          $13.385                2,779,812

                                 39  PROSPECTUS


1/31/95                                                           $10.216                  622,513
1/31/94                                                             -----                     ----
AIM V.I. Demographic Trends - Series I Sub-Account
12/31/05                                                          $ 5.385                  148,161
12/31/04                                                          $ 5.139                  261,243
12/31/03                                                          $ 4.812                  281,855
12/31/02                                                          $ 3.548                  151,723
12/31/01                                                          $ 5.304                  225,643
12/31/00                                                          $ 7.897                  194,934
12/31/99                                                            -----                     ----
AIM V.I. Diversified Income - Series I Sub-Account
12/31/05                                                          $15.600                  779,136
12/31/04                                                          $15.368                1,080,171
12/31/03                                                          $14.831                1,370,673
12/31/02                                                          $13.763                1,532,143
12/31/01                                                          $13.637                2,065,944
12/31/00                                                          $13.346                2,628,864
12/31/99                                                          $13.430                3,534,878
12/31/98                                                          $13.885                4,464,714
12/31/97                                                          $13.588                4,695,148
12/31/96                                                          $12.591                4,290,852
12/31/95                                                          $11.585                3,747,828
1/31/95                                                           $ 9.931                2,442,031
1/31/94                                                           $10.749                        0
AIM V.I. Government Securities - Series I Sub-Account
12/31/05                                                          $15.271                  600,212
12/31/04                                                          $15.227                  776,794
12/31/03                                                          $15.049                1,110,432
12/31/02                                                          $15.094                1,881,894
12/31/01                                                          $13.961                1,512,166
12/31/00                                                          $13.300                1,368,557
12/31/99                                                          $12.240                1,745,100
12/31/98                                                          $12.575                2,172,332
12/31/97                                                          $11.832                1,962,036
12/31/96                                                          $11.089                1,864,171
12/31/95                                                          $10.991                1,672,986
1/31/95                                                           $ 9.775                1,214,456
1/31/94                                                           $10.260                        0
AIM V.I. High Yield - Series I Sub-Account
12/31/05                                                          $ 9.725                  191,809
12/31/04                                                          $ 9.597                    2,504
12/31/03                                                          $ 8.745                  412,326
12/31/02                                                          $ 6.923                  146,264
12/31/01                                                          $ 7.453                  217,985
12/31/00                                                          $ 7.953                   20,047
12/31/99                                                            -----                    -----

                                 40  PROSPECTUS


AIM V.I. International Growth - Series I Sub-Account
12/31/05                                                          $23.642                1,889,767
12/31/04                                                          $20.322                2,266,380
12/31/03                                                          $16.612                2,661,698
12/31/02                                                          $13.047                3,218,006
12/31/01                                                          $15.684                4,180,583
12/31/00                                                          $20.794                5,561,441
12/31/99                                                          $28.640                6,796,498
12/31/98                                                          $18.723                8,137,165
12/31/97                                                          $16.434                9,290,316
12/31/96                                                          $15.578                9,121,429
12/31/95                                                          $13,156                6,249,610
1/31/95                                                           $10.738                5,124,627
1/31/94                                                           $12.296                        0
AIM V.I. Large Cap Growth - Series I Sub-Account/(3)/
12/31/05                                                             ----                     ----
AIM V.I. Mid Cap Core Equity - Series I Sub-Account
12/31/05                                                          $14.915                  507,631
12/31/04                                                          $14.048                  557,430
12/31/03                                                          $12.512                  550,759
12/31/02                                                          $ 9.962                  441,858
12/31/01                                                          $11.359                  150,681
AIM V.I. Money Market - Series I Sub-Account
12/31/05                                                          $13.155                  629,092
12/31/04                                                          $13.007                  792,045
12/31/03                                                          $13.094                1,223,517
12/31/02                                                          $13.197                2,875,889
12/31/01                                                          $13.221                3,312,539
12/31/00                                                          $12.935                2,429,069
12/31/99                                                          $12.390                3,917,971
12/31/98                                                          $11.994                3,737,115
12/31/97                                                          $11.571                3,289,515
12/31/96                                                          $11.156                4,855,567
12/31/95                                                          $10.775                6,071,486
1/31/95                                                           $10.378                2,979,228
1/31/94                                                           $10.084                        0
AIM V.I. Technology - Series I Sub-Account
12/31/05                                                          $11.186                   24,003
12/31/04                                                          $11.098                   40,407
12/31/03                                                             ----                     ----
AIM V.I. Utilities - Series I Sub-Account
12/31/05                                                          $14.106                  364,713
12/31/04                                                          $12.238                  397,297
12/31/03                                                             ----                     ----




(1) May 1, 2006, the AIM V.I. Aggressive Growth Fund - Series I and AIM V.I. Growth Fund - Series I were reorganized into the AIM V.I. Capital Appreciation Fund - Series I. Accordingly, on May 1, 2006, we combined the AIM V.I. Aggressive Growth - Series I Sub-Account and AIM V.I. Growth - Series I Sub-Account into the AIM V.I. Capital Appreciation - Series I Sub-Account.

(2) May 1, 2006, the AIM V.I. Premier Equity Fund - Series I was reorganized into the AIM V.I. Core Equity Fund - Series I. Accordingly, on May 1, 2006, we combined the AIM V.I. Premier Equity - Series I Sub-Account into the AIM V.I. Core Equity - Series I Sub-Account.

(3) June 12, 2006, the AIM V.I. Blue Chip Fund - Series I will be reorganized into the AIM V.I. Large Cap Growth Fund - Series I. Accordingly, on June 12, 2006, we combined the AIM V.I. Blue Chip - Series I Sub-Account into the AIM V.I. Large Cap Growth - Series I Sub-Account.


                                 41  PROSPECTUS

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The following is the Table of Contents for the Statement of Additional
Information:

--------------------------------------------------------------------------------
THE CONTRACTS--GENERAL PROVISIONS
--------------------------------------------------------------------------------
  The Contracts
--------------------------------------------------------------------------------
  Loans
--------------------------------------------------------------------------------
  Non-Participating Contracts
--------------------------------------------------------------------------------
  Misstatement of Age
--------------------------------------------------------------------------------
  Assignment
--------------------------------------------------------------------------------
  Evidence of Survival
--------------------------------------------------------------------------------
  Endorsement of Annuity Payments
--------------------------------------------------------------------------------
INVESTMENT EXPERIENCE
--------------------------------------------------------------------------------
VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
SAMPLE CALCULATIONS AND TABLES
--------------------------------------------------------------------------------
  Variable Account Calculations
--------------------------------------------------------------------------------
  Fixed Account Calculation--Withdrawal Charge and Market Value Adjustment
  Tables
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SAMPLE CALCULATIONS FOR MALE AGE 35 AT ISSUE
--------------------------------------------------------------------------------
STATE REGULATION OF CG LIFE
--------------------------------------------------------------------------------
ADMINISTRATION
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
CUSTODY OF ASSETS
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
  Money Market Variable Sub-account Yield
--------------------------------------------------------------------------------
  Other Variable Sub-account Yields
--------------------------------------------------------------------------------
  Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Non-Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Portfolio Performance
--------------------------------------------------------------------------------
LEGAL MATTERS
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                 42  PROSPECTUS

                       Statement of Additional Information

                                     For the

                       AIM/CIGNA Heritage Variable Annuity

                                 Issued through

                      CG Variable Annuity Separate Account

                                   Offered by

                   Connecticut General Life Insurance Company

                                Mailing Address:

                             Customer Service Center
                                 P.O. Box 80469
                             Lincoln, NE 68501-0469

                             Telephone: 800-776-6978
                                Fax: 847-402-9543

                           For New York Customers Only
                             Customer Service Center
                                 P.O. Box 82656
                             Lincoln, NE 68501-2656

                             Telephone: 800-692-4682
                                Fax: 847-402-9543

This Statement of Additional Information ("Statement") supplements the information in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company ("CG Life" or the "Company") through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 2006, by calling or writing to Customer Service Center at the mailing address shown above. Terms used in this Statement have the same meaning as in the Prospectus for the Contracts.

This Statement is not a prospectus. It should be read only in conjunction with the Prospectus for the Contracts and CG Variable Annuity Separate Account.

Except as otherwise noted, this Statement uses the same defined terms as the Prospectus.

                                Dated May 1, 2006

                                Table of Contents



The Contracts -- General Provisions
        The Contracts
        Loans
        Non-Participating Contracts
        Misstatement of Age
        Assignment
        Evidence of Survival
        Endorsement of Annuity Payments
Investment Experience
Variable Accumulation Unit Value and Variable Accumulation Value
Net Investment Factor
Sample Calculations and Tables
        Variable Account Calculations
        Fixed Account Calculation-Withdrawal Charge and Market Value Adjustment Tables
Sample Calculations for Male Age 35 at Issue
State Regulation of CG Life
Administration
Distribution of the Contracts
Custody of Assets
Historical Performance Data
        Money Market Variable Sub-account Yield
        Other Variable Sub-account Yields
        Standard Variable Sub-account Total Returns
        Non-Standard Variable Sub-account Total Returns
        Adjusted Historic Portfolio Performance
Legal Matters
Legal Proceedings
Experts
Financial Statements



In order to supplement the description in the Prospectus, the following provides additional information about CG Life and the Contracts which may be of interest to you, the Contract Owner.



                       The Contracts -- General Provisions

The Contracts

A Contract, attached riders, amendments, the application, and any applications for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

We may change or amend the Contracts, if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or Federal law, rule or regulation.

Loans

The Contracts do not permit loans.

Non-Participating Contracts

The Contracts do not participate or share in our profits or surplus earnings.


Misstatement of Age

If the age of the Annuitant is misstated, then we will adjust the amounts payable by us to those amounts that the Premium Payments would have purchased for the correct age. We will make these adjustments according to our effective rates on the Date of Issue. If we overcharge, then we will charge our next payments succeeding the adjustment, with interest at the rate of 6% per year, compounded annually. We will pay any underpayment in a lump sum.

Assignment

During the lifetime of the Annuitant, you, the Owner, may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but your rights and the rights of any Beneficiary are subject to the terms of the assignments. An assignment will not bind us until the original assignment or a certified copy has been filed at the Customer Service Center. We are not responsible for the validity of the assignment. An assignment may have adverse income tax consequences. You may not assign rights under Qualified Contracts. You should consult your legal or tax counsel before assigning any rights under a Contract.

Evidence of Survival

We reserve the right to require evidence of the survival of any Payee at the time any payment to that Payee is due under the following Annuity Options: Life Annuity (fixed); Life Annuity with Certain Period (fixed); Cash Refund Life Annuity (fixed); Variable Life Annuity; Variable Life Annuity with Certain Period.

Endorsement of Annuity Payments

Allstate Life Insurance Company and Allstate Life Insurance Company of New York ("Allstate"), the administrator of the Contract, will send each annuity payment by check. The Payee must personally endorse each check. We may require proof of the Annuitant's survival.


                              Investment Experience

On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each Variable Sub-Account. The portion of your Annuity Account Value held in any Variable Sub-Account equals the number of sub-account units allocated to a Contract multiplied by the Sub-Account accumulation unit value as described below.

        Variable Accumulation Unit Value and Variable Accumulation Value

When we receive a Premium Payment we will credit that portion of the Premium Payment to be allocated to the Variable Sub-Accounts to the Variable Account in the form of Variable Accumulation Units. We determine how many Variable Accumulation Units to credit by dividing the dollar amount allocated to a particular Sub-Account by the Variable Accumulation Unit Value for that particular Sub-Account during the Valuation Period that we receive the Premium Payment. For the initial Premium Payment, we use the Valuation Period during which we accept the Premium Payment.

The Variable Accumulation Unit Value for each Variable Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Sub-Account. We determine the Variable Accumulation Unit Value for the particular variable Sub-Account for any subsequent Valuation Period by multiplying the Variable Accumulation Unit Value for the particular Variable Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Sub-Account credited to the Variable Account for such Valuation Period. The variable accumulation value of each Variable Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Sub-Account by the Variable Accumulation Unit Value of the particular Variable Sub-Account for such Valuation Period.


                              Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a variable sub-account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Valuable Accumulation Unit may increase, decrease, or remain the same.

The Net Investment Factor for any Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a) is the net result of:

          (1) the net asset value of a Fund Portfolio share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus


          (2) the per share amount of any dividend or other distribution declared on the Fund portfolio shares held in the variable sub-account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes that we pay or reserve for during the Valuation Period which we determine to be attributable to the operation of the Variable Account Sub-account.

(b) is the net asset value of the Fund portfolio shares held in the Variable Sub-Account determined as of the end of the preceding Valuation Period; and


(c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

                         Sample Calculations and Tables

Variable Account Calculations

     Variable Accumulation Unit Value Calculation. Assume the net asset value of a Fund portfolio share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current total charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).

     Variable Annuity Unit Value Calculation. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 ($13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552).
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

     Variable Annuity Payment Calculation. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular variable sub-account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Variable Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

Fixed Account Calculation - Withdrawal Charge and Market Value Adjustment Tables

The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.


Sample Calculations for Male Age 35 at Issue

                              Cash Surrender Values

Single premium....................................$100,000
Premium taxes.....................................       0
Withdrawals.......................................    None
Guaranteed period................................. 5 years
Guaranteed interest rate..........................      8%
Annuity date......................................  Age 70
Index rate A......................................    7.5%
Index rate B...................................... 8.00% end of policy year 1
                                                   7.75% end of policy year 2
                                                   7.00% end of policy year 3
                                                   6.50% end of policy year 4
Percentage adjustment to B........................ 0.5%


                           Surrender Value Calculation


                  (1)            (2)          (3)                (4)              (5)           (6)             (7)
                  Annuity       Index Rate    Adjusted          Minimum         Greater of      Surrender     Surrender
Contract Year     Value         Factor        Annuity Value     Value          (3) & (4)        Charge          Value
                 --------       -------      -------------      -------         ---------       -------         -------

1...............$107,965       0.963640          $104,039       $102,965          $104,039      $5,950          $98,089
2...............$116,567       0.993056          $115,758       $106,019          $115,758      $5,100         $110,658
3...............$125,858       1.000000          $125,858       $109,165          $125,858      $4,250         $121,608
4...............$135,891       1.004673          $136,526       $112,404          $136,526      $3,400         $133,126
5...............$146,727       1.000000          $146,727       $115,742          $146,727      $2,550         $144,177


Annuity Value Calculation

Contract Year                                        Annuity Value
------------------------------------------------------------------
1........................................   $100,000 X 1.08 - $35 = $107,965
2........................................   $107,965 X 1.08 - $35 = $116,567
3........................................   $116,567 X 1.08 - $35 = $125,858
4........................................   $125,858 X 1.08 - $35 = $135,891
5........................................   $135,891 X 1.08 - $35 = $146,727



                          Surrender Charge Calculation

                               (1)                            (2)                               (3)
                               ---                            ---                               ---
                               Surrender                   Surrender                         Surrender
Contract Year                 Charge Factor                Charge Factor                      Charge
- ----------------------------------------------------------------------------------------------------
1........................        0.07                           0.0595                        $5,950
2........................        0.06                           0.0510                        $5,100
3........................        0.05                           0.0425                        $4,250
4........................        0.04                           0.0340                        $3,400
5........................        0.03                           0.0255                        $2,550
                                 ----                           ------                        ------


Market Value Adjustment Tables

                        Interest Rate Factor Calculation

                            (1)                 (2)                    (3)              (4)              (5)
                             Index              Index                 Adjusted                           (1+A)
Contract Year                Rate A             Rate B             Index Rate B          N               (1+B)
------------------------------------------------------------------------------------------------------------------------

1..........................   7.5%               8.00                     8.50          4               0.963640
2..........................   7.5%               7.75                     7.75          3               0.993056
3..........................   7.5%               7.00                     7.50          2               1.000000
4..........................   7.5%               6.50                     7.00          1               1.004673
5.........................    7.5%                 NA                       NA          0                     NA




                            Minimum Value Calculation

Contract Year                                 Minimum Value

---------------------------------------------------------------
1...................................  $100,000 X 1.03 - $35 = $102,965
2...................................  $102,965 X 1.03 - $35 = $106,019
3...................................  $106,019 X 1.03 - $35 = $109,165
4...................................  $109,165 X 1.03 - $35 = $112,404
5...................................  $112,404 X 1.03 - $35 = $115,742

                           State Regulation of CG Life

CG Life, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. We file an annual statement with the Connecticut Department of Insurance each year covering our operations and reporting on the financial condition as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine our liabilities and reserves and the Variable Account. The Connecticut Department of Insurance also periodically conducts a full examination of our operations. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate.

The law of the state in which the Contract is delivered governs the Contract. The values and benefits of each Contract are at least equal to those required by such state.

                                 Administration

Allstate performs certain administrative functions relating to the Contracts, the Fixed Account, and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account, the Fixed Account, and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

AGREEMENTS WITH THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

On March 8, 2006, Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York") announced entering into an agreement ("the Agreement") with Prudential Financial, Inc., and its subsidiary, The Prudential Insurance Company of America ("PICA"), pursuant to which Allstate Life and Allstate New York will sell, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. The Agreement also provides that Allstate Life, Allstate New York and PICA will enter into an administrative services agreement pursuant to which PICA or an affiliate will administer certain Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts will not be changed by these transactions and agreements.

The transaction is subject to regulatory approvals, and it is expected that it will be completed by the end of the second quarter of 2006.



                          Distribution of the Contracts

We are no longer offering new Contracts for sale. The Contracts have been sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents were registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the principal underwriter for the Variable Account, Lincoln Financial Distributors, Inc. ("LFD"), Hartford, Connecticut. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. LFD also acts as the principal underwriter for certain other separate accounts. We pay commissions and other distribution compensation. Those payments will not be more than 8.50% of premium payments.

As of January 1, 1998, LFD, formerly Sagemark Consulting, formerly CIGNA Financial Advisors, Inc., a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

The Prospectus describes the sales charges that apply to the Contracts. There are no variations in sales load.

                                Custody of Assets

We are the Custodian of the Variable Account's assets. We or our agent will purchase the Fund's shares at net asset value according to the Purchasers' instructions. We will redeem the Fund's shares at net asset value in order to meet the Variable Account's contractual obligations, pay charges relative to the Variable Account or make adjustments for annuity reserves held in the Variable Account. We hold the Variable Sub-Accounts' assets separate and apart from the assets of any of our other segregated asset accounts and separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Fund held by each of the Variable Sub-Accounts of the Variable Account. Our fidelity bond provides additional protection for the Variable Account's assets. The fidelity bond covers the acts of our officers and employees. Its policy limit as of May 1, 2003, is $100,000,000.

                           Historical Performance Data

                     Money Market Variable Sub-account Yield

We may disclose the current annualized yield of the Money Market Variable Sub-Account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of one unit of the Money Market Variable Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market Variable Sub-Account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We calculate the effective yield by compounding the unannualized base period return according to the following formula:

        Effective Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1


The yield on amounts held in the Money Market Variable Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

                       Other Variable Sub-Account Yields

We may advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market Variable Sub-Account) for 30-day periods. The annualized yield of a Variable Sub-Account refers to income that the variable sub-account generates over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                         Yield = 2 [(a - b + 1)(6) - 1]

                                       cd

                                     Where:

a = net investment income earned during the period by the particular portfolio attributable to shares owned by the variable sub-account.

b = expenses accrued for the period.
c = the average daily number of accumulation  units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.


Because the Variable Account imposes charges and deductions, a Variable Sub-Account's yield will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may apply to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid, less prior partial surrenders, depending on the Contract Year of surrender.

The yield on amounts held in the Variable Sub-Accounts normally fluctuates over time. Therefore, the disclosed yield for any given past period does not indicate or represent future yields or rates of return. The types and quality of the Fund's investments and its operating expenses affect a Variable Sub-Account's actual yield.

                   Standard Variable Sub-Account Total Returns

We may advertise or disclose annual average total returns for one or more of the Variable Sub-Accounts for various periods of time. When a Variable Sub-Account has been in operation for 1, 5 and 10 years, respectively, we will provide the total return for these periods. We may also disclose total returns for other periods of time. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment on the last day of each of the periods.

We calculate total returns using Variable Sub-Account Unit Values that we calculate on each Valuation Period. We base Variable Sub-Account Unit Values on the performance of the Sub-Account's underlying portfolio, reduced by the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Sub-Accounts. We deduct the resulting percentage from the return in calculating the ending redeemable value. These figures do not reflect any premium taxes, charges or credits for market value adjustments. Total return calculations reflect the effect of withdrawal charges that may apply to a particular period. We will then calculate the total return according to the following formula:

                P(l + T)(to the power of n) = ERV

                Where:

                P = A hypothetical initial Premium Payment of $1,000.

                T = Average annual total return.

                n = Number of years in the period.

                ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).



                 Non-Standard Variable Sub-Account Total Returns

We may disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that we assume that the withdrawal charge percentage is 0%.

We may also disclose cumulative total returns in conjunction with the standard format described above. We calculate the cumulative returns by using the following formula and assuming that the withdrawal charge percentage is 0%.

CTR = (ERV/P) - 1

                                     Where:

CTR = The cumulative total return net of variable sub-account recurring charges for the period.

             ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

             P = A hypothetical initial payment of $10,000

             Non-standard performance data will only be advertised if standard performance data is also disclosed.



                   Adjusted Historical Portfolio Performance

We may also disclose yield and total return for the Fund's Portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the Portfolios and the assumption that the Variable Sub-Accounts were in existence for the same periods as those of the Portfolios, with some or all of the charges equal to those currently assessed against the Variable Sub-Accounts.





                                  Legal Matters

Mark A. Parsons, Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, has passed upon all matters of Connecticut law pertaining to the Contracts. This includes the Contracts' validity and our right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws.
                                Legal Proceedings


Multi-district health care litigation in a Florida federal court against CIGNA and several competitors, included the federal cases Shane v. Humana, Inc., et al. (CIGNA subsidiaries added as defendants in August 2000) and Mangieri v. CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), as well as the Illinois state suit Kaiser and Corrigan v. CIGNA Corporation, et al. (class of health care providers certified on March 29, 2001). CIGNA previously disclosed final, court-approved settlement agreements between CIGNA and both classes of plaintiffs, the physician class and the non-physician health care professional class. A dispute with a representative of certain physicians over administration of their settlement is likely to be resolved in mid 2006.

Beginning in 2004, CIGNA, other insurance companies and certain insurance brokers received subpoenas and inquiries from the New York Attorney General, the Connecticut Attorney General, the Florida Insurance Department and other state regulators relating to their investigations of broker compensation. CIGNA received a subpoena in October 2005 from the U.S. Attorney's Office for the Southern District of California and is providing information to that Office about broker, Universal Life Resources (ULR). In January 2006, CIGNA received a subpoena from the U.S. Department of Labor and is providing information to that Office about another broker. CIGNA is cooperating with the inquiries and investigations by regulators and the U.S. Attorney's Office.

A case filed on October 14, 2004, United Policyholders v. Universal Life Resources, Inc., et al., in the Superior Court of the State of California for the County of San Diego was withdrawn on April 26, 2005. This case sought injunctive and monetary relief for alleged fraudulent and deceptive business practices under section 17200 of the California Code in connection with purportedly undisclosed commissions paid by insurers to ULR, and named CIGNA Corporation and Life Insurance Company of North America as defendants. A case filed on October 20, 2004, Ronald Scott Shirley, on behalf of himself and All Others Similarly Situated v. Universal Life Resources, et al., which was subsequently recaptioned Cynthia C. Brandes, On Behalf of Herself and All Others Similarly situated vs. Universal Life Resources, et. al. was dismissed by the plaintiffs on August 29, 2005. This case was a purported class action suit filed in the United States District Court for the Southern District of California under RICO. It alleged that hidden commissions increased the cost of employee benefit plans and sought treble damages and injunctive relief. CIGNA Corporation and its subsidiary, Life Insurance Company of North America, were named among the defendants.

On November 18, 2004, The People of the State of California by and through John Garamendi, Insurance Commissioner of the State of California v. Universal Life Resources, et al. was filed in the Superior Court of the State of California for the County of San Diego alleging that defendants (including CIGNA and several other insurance holding companies) failed to disclose compensation paid to ULR and that, in return for the compensation, ULR steered clients to defendants. The plaintiffs are seeking injunctive relief only.

On August 1, 2005, two CIGNA subsidiaries, Connecticut General Life Insurance Company and Life Insurance Company of North America, were named as defendants in a consolidated amended complaint filed in In re Insurance Brokerage Antitrust Litigation, a multi-district litigation proceeding consolidated in the United States District Court for the District of New Jersey. The complaint alleges that brokers and insurers conspired to hide commissions, increasing the cost of employee benefit plans, and seeks treble damages and injunctive relief. Numerous insurance brokers and other insurance companies are named as defendants.

A shareholder derivative suit, Coustry v. Hanway, et al. nominally on behalf of CIGNA, filed on February 25, 2005 in the United States District Court for the Eastern District of Pennsylvania was voluntarily dismissed by the plaintiff on January 10, 2006. The complaint alleged breach of fiduciary duty in connection with alleged concealment of the fact that CIGNA paid contingent commissions to brokers, and sought damages and equitable relief.

In late 2002, several purported class action lawsuits were filed against CIGNA and certain of its officers by individuals seeking to represent a class of purchasers of CIGNA securities from May 2, 2001 to October 24, 2002. The complaints allege, among other things, that the defendants violated Section 10(b) of, and Rule 10b-5 under, the Securities Exchange Act of 1934 by misleading CIGNA shareholders with respect to the company's performance during the class period. Plaintiffs seek compensatory damages and attorneys' fees. In 2003, these suits were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. Securities Litigation. CIGNA's motions to dismiss certain claims were granted in 2004 and 2005. In January 2006, the lead plaintiff filed an amended complaint to conform to Court Orders dismissing claims related to certain issues and statements.

On November 7, 2002, a purported shareholder derivative complaint nominally on behalf of CIGNA was filed in the United States District Court for the Eastern District of Pennsylvania by Evelyn Hobbs. The complaint alleges breaches of fiduciary duty by CIGNA's directors, including, among other things, their "failure to monitor, investigate and oversee Cigna's management information system" and seeks compensatory and punitive damages. A similar complaint, filed on November 19, 2002 in the New Castle County (Delaware) Chancery Court by Jack Scott was dismissed by the plaintiff and refiled in the United States District Court for the Eastern District of Pennsylvania. The Hobbs and Scott cases are being coordinated in the United States District Court for the Eastern District of Pennsylvania by the same judge handling the In re CIGNA Corp. Securities Litigation.

On December 18, 2001, Janice Amara filed a purported class action lawsuit in the United States District Court for the District of Connecticut against CIGNA Corporation and the CIGNA Pension Plan on behalf of herself and other similarly situated participants in the CIGNA Pension Plan who earned certain Plan benefits prior to 1998. The plaintiffs allege, among other things, that the Plan violated ERISA by impermissibly conditioning certain post-1997 benefit accruals on the amount of pre-1998 benefit accruals, that these conditions are not adequately disclosed to plan participants, and that the Plan's cash balance formula discriminates against older employees. The plaintiffs were granted class certification on December 20, 2002, and seek equitable relief.

On August 4, 2004, a complaint captioned New York v. Express Scripts, Inc., ESI Mail Pharmacy Service, Inc., Connecticut General Life Insurance Company and CIGNA Life Insurance Company of New York was filed in the Supreme Court of the State of New York. The complaint alleges certain breaches of contract and violations of civil law in connection with the management of the prescription drug benefit program under New York State's principal employee health plan, the Empire Plan. CIGNA subsidiaries filed a motion to dismiss all but the breach of contract claims.

CIGNA's run-off reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. The pool purchased significant reinsurance (retrocessional) protection for its assumed risks. Disputes concerning these retrocessional contracts have resulted in a number of arbitrations, most of which have been resolved or settled. The remaining disputes are expected to be resolved in 2006.

Run-off reinsurance also includes other (non-Unicover) workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts, including contracts assumed in the London market. CIGNA is in dispute and arbitration with some ceding companies over the amount of liabilities assumed under their contracts, and expects that these disputes and arbitrations will be substantially resolved by the end of 2007. In addition, CIGNA obtained retrocessional reinsurance coverage for a significant portion of its liabilities under these contracts and some of these retrocessionaires have disputed the validity of their contracts with CIGNA. Many of these disputes with retrocessionaires have been resolved or settled. Most of the remaining significant disputes relating to the retrocessional reinsurance coverage are expected to be resolved in 2006. CIGNA bears the risk of loss if the retrocessionaires are unable to meet their reinsurance obligations to CIGNA. CIGNA is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to CIGNA's consolidated results of operations, liquidity or financial condition.


                                     Experts

The statutory financial statements of Connecticut General Life Insurance Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the related consolidated financial statement schedules included in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, as stated in their report, which is included herein , and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising CG Variable Annuity Separate Account as of December 31, 2005 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                              Financial Statements

The financial statements of the Variable Account, which is comprised of the financial statements of the underlying Sub-Accounts, as of December 31, 2005 and for each of the periods in the two year period then ended, the consolidated financial statements of CG Life as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the accompanying Reports of the Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements of CG Life included herein should be considered only as bearing upon the ability of the CG Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate that we credit during a Guaranteed Period.

         CONNECTICUT GENERAL

         LIFE INSURANCE COMPANY

         STATUTORY FINANCIAL STATEMENTS

         FOR THE YEAR ENDED DECEMBER 31, 2005

                                                      PricewaterhouseCoopers LLP
                                                 Two Commerce Square, Suite 1700
                                                              2001 Market Street
                                                      Philadelphia PA 19103-7042
                                                        Telephone (267) 330 3000
                                                        Facsimile (267) 330 3300
                                                                     www.pwc.com

                         Report of Independent Auditors

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of Connecticut General Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which differs from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2005.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, on the basis of accounting described in Note 1.


/s/ PricewaterhouseCoopers LLP

April 24, 2006




                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                            STATUTORY BALANCE SHEETS

-------------------------------------------------------------------------------- ---------- ----------
(In millions, except share information)
-------------------------------------------------------------------------------- ---------- ----------
As of December 31,                                                                    2005       2004
-------------------------------------------------------------------------------- ---------- ----------
ASSETS Cash and invested assets:
    Bonds, principally at amortized cost (market, $8,205; $9,161)                $   7,357  $   8,204
    Preferred stocks, at cost (market, $43; $6)                                         41          6
    Common stocks, at market (cost, $21; $17)                                           21         41
    Mortgage loans                                                                   2,801      2,724
    Real estate                                                                        144        144
    Policy loans                                                                     1,299      1,556
    Other invested assets                                                              696        507
    Cash, cash equivalents and short-term investments                                  238        242
                                                                                 ---------  ---------
       Total cash and invested assets                                               12,597     13,424
Amounts due from reinsurers                                                            136        168
Deferred tax assets                                                                    364        285
Premiums and considerations receivable                                                 611        699
Accrued investment income                                                              171        194
Other assets                                                                           538        454
Separate account assets                                                              6,403     35,441
-------------------------------------------------------------------------------- ---------- ----------
    Total assets                                                                 $  20,820  $  50,665
-------------------------------------------------------------------------------- ---------- ----------
LIABILITIES
Aggregate reserves for life, accident and health policies and contracts          $   7,927  $   8,478
Premium and deposit fund liabilities                                                   781        826
Contract claims - accident and health                                                  780      1,260
Other policy and contract liabilities                                                  869        588
Accrued commissions, expenses and taxes                                                653        661
Remittance and items not allocated                                                     198        187
Asset valuation reserve                                                                224        212
Interest maintenance reserve                                                           265        282
Other liabilities                                                                      456        350
Separate account liabilities                                                         6,358     35,390
-------------------------------------------------------------------------------- ---------- ----------
    Total liabilities                                                            $  18,511  $  48,234
-------------------------------------------------------------------------------- ---------- ----------
CONTINGENCIES - NOTE 12

CAPITAL AND SURPLUS
Capital stock (shares issued and outstanding: 5,978,322)                         $      30  $      30
Paid in surplus                                                                        311        311
Unassigned surplus                                                                   1,968      2,090
-------------------------------------------------------------------------------- ---------- ----------
    Total capital and surplus                                                        2,309      2,431
-------------------------------------------------------------------------------- ---------- ----------
    Total liabilities and capital and surplus                                    $  20,820  $  50,665
-------------------------------------------------------------------------------- ---------- ----------


The Notes to the Statutory Financial Statements are an integral part of these statements.


                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

        STATUTORY STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

----------------------------------------------------------------------------  ---------  --------  --------
(In millions)
----------------------------------------------------------------------------  ---------  --------  --------
----------------------------------------------------------------------------  ---------  --------  --------
                                                                                  2005      2004      2003
For the years ended December 31,
----------------------------------------------------------------------------  ---------  --------  --------
----------------------------------------------------------------------------  ---------  --------  --------

REVENUES
Premiums and annuity and other considerations                                 $  5,137   $  5,557  $ 6,422
Commissions and expense allowances on reinsurance ceded                            138         66       84
Net investment income and amortization of interest maintenance reserve             985      1,223    2,174
                                                                              --------   --------  -------
         Total                                                                   6,260      6,846    8,680
                                                                              --------   --------  -------

BENEFITS AND EXPENSES
Benefits expense                                                                 6,010      5,915    7,771
Interest on policy or contract funds                                                60        202      896
Decrease in policy reserves                                                       (621)      (622)  (1,298)
Commissions expense                                                                169        133      161
General insurance expenses and taxes                                               607        441      506
Net transfers from separate accounts                                              (800)      (178)    (134)
Policyholder dividends                                                              12          5       14
                                                                              --------   --------  -------
         Total                                                                   5,437      5,896    7,916
                                                                              --------   --------  -------

INCOME FROM OPERATIONS BEFORE FEDERAL AND FOREIGN INCOME TAXES                     823        950      764
Federal and foreign income taxes                                                   187        289      173
                                                                              --------   --------  -------

INCOME FROM OPERATIONS                                                             636        661      591
Realized capital gains, net of taxes and interest maintenance reserve               12        155      114
                                                                              --------   --------  -------

NET INCOME                                                                         648        816      705
Dividends paid to stockholder                                                     (857)      (331)    (300)
Additional contributions to surplus                                                 --       (944)      --
Change in:
         Surplus as a result of reinsurance                                        (26)       (20)     (30)
         Net unrealized capital gains                                               14         34       33
         Net deferred income tax                                                  (144)      (107)    (203)
         Nonadmitted assets                                                        233         35      329
         Liability for reinsurance in unauthorized companies                        22          1       75
         Asset valuation reserve                                                   (12)        18      (48)
         Other gains in surplus                                                     --         --       70
                                                                              --------   --------  -------
Net increase (decrease) in capital and surplus                                    (122)      (498)     631

Capital and surplus, beginning of year                                           2,431      2,929    2,298
----------------------------------------------------------------------------  --------   --------  -------
CAPITAL AND SURPLUS, End of Year                                              $  2,309   $  2,431  $ 2,929
----------------------------------------------------------------------------  --------   --------  -------

The Notes to the Statutory Financial Statements are an integral part of these statements.



                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                        STATUTORY STATEMENTS OF CASH FLOW

-----------------------------------------------------------------  --------- ---------  ---------
(In millions)
-----------------------------------------------------------------  --------- ---------  ---------
For the years ended December 31,                                       2005      2004       2003
-----------------------------------------------------------------  --------- ---------- ----------

NET CASH FROM OPERATIONS
Premiums and annuity and other considerations                      $  5,552  $  5,811   $  6,538
Net investment income                                                   946     1,201      2,208
Miscellaneous income                                                    283       146         29
                                                                   --------  --------   --------
     Total revenues received                                          6,781     7,158      8,775
                                                                   --------  --------   --------
Benefits and loss related payments                                    6,619     6,261      8,612
Commissions, expenses and taxes                                         773       544        552
Net transfers from separate accounts                                   (802)     (182)      (218)
                                                                   --------  --------   --------
     Total benefits, expenses and transfers paid                      6,590     6,623      8,946
Dividends to policyholders                                               12         5         14
Federal and foreign income taxes paid (received)                        268       155       (429)
                                                                   --------  --------   --------
     Total expenses paid                                              6,870     6,783      8,531
                                                                   --------  --------   --------
         Net cash provided by (used in) operations                      (89)      375        244
                                                                   --------  --------   --------

NET CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
   Bonds                                                              2,342     4,576      9,104
   Stocks                                                                12        58         51
   Mortgage loans                                                       804       860      1,884
   Real estate                                                            5        43         69
   Other, net                                                            66        83        418
                                                                   --------  --------   --------
      Net proceeds from investments sold, matured or repaid           3,229     5,620     11,526
                                                                   --------  --------   --------
Cost of investments acquired:
   Bonds                                                             (1,476)   (4,069)    (8,090)
   Stocks                                                               (21)       (5)       (43)
   Mortgage loans                                                      (878)     (934)    (1,849)
   Real estate                                                          (15)       (4)       (11)
   Other, net                                                          (267)     (291)      (297)
                                                                   --------  --------   --------
      Net cost of investments acquired                               (2,657)   (5,303)   (10,290)
                                                                   --------  --------   --------
   Net (increase) decrease in policy loans and premium notes            257       (28)       600
                                                                   --------  --------   --------
         Net cash provided by investment activities                     829       289      1,836
                                                                   --------  --------   --------

NET CASH FROM FINANCING
Net withdrawals on deposit-type contract funds                          (45)     (451)    (2,052)
Other sources (uses)                                                    158      (108)       (10)
Dividends paid to stockholder                                          (857)     (331)      (300)
                                                                   --------  --------   --------
         Net cash used in financing activities                         (744)     (890)    (2,362)
-----------------------------------------------------------------  --------  --------   --------
Net decrease in cash and short-term investments                          (4)     (226)      (282)
Cash and short-term investments, beginning of year                      242       468        750
-----------------------------------------------------------------  --------  --------   --------
Cash and short-term investments, end of year                       $    238  $    242   $    468
-----------------------------------------------------------------  --------  --------   --------


The Notes to the Statutory Financial Statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.   Nature of Operations

     Connecticut General Life Insurance Company (the Company) is a wholly-owned subsidiary of Connecticut General Corporation (CGC), which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA). The Company and its subsidiaries provide health care and related benefits offered through the workplace, including health care products and services. Principal products and services are group life and health insurance. In addition, the Company has international operations that offer products (that are generally similar to those offered domestically) to businesses and individuals in selected markets, and has certain inactive businesses including a run-off retirement operation (see Note 3) and a run-off reinsurance operation. The Company is domiciled in the state of Connecticut and licensed in all states and selected international locations.

B.   Basis of Presentation

     The Statutory Financial Statements of the Company are presented in conformity with accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department). Certain reclassifications have been made to prior year amounts to conform to the 2005 presentation.

C.   Use of Estimates in the Preparation of the Financial Statements

     The preparation of financial statements in conformity with Statutory Accounting Principles (SAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Significant estimates include those used in determining aggregate reserves and policy and contract liabilities, related reinsurance recoverables, and valuation allowances for invested assets. SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

D.   Accounting Policy

     (1) Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments. These financial instruments may include various instruments (such as bonds, stocks and mortgage loans) and off-balance sheet financial instruments (such as investment and certain loan commitments). These instruments may change in value due to interest rate and market fluctuations and most also have credit risk. The Company evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss. Most financial instruments that are subject to fair value disclosure requirements are carried in the financial statements at amounts that approximate fair value, except for bonds, mortgage loans and deposit fund liabilities. Fair values of off-balance sheet financial instruments are disclosed in Note 6.

         Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality, except for the fair value for bonds, which is based on estimated market values as specified by the National Association of Insurance Commissioners' (NAIC). If market values of bonds are not provided by the NAIC, amortized cost is used as market value. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

    (2) Cash and Cash Equivalents: Cash and cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

                         NOTES TO FINANCIAL STATEMENTS

    (3)  Investments:   Investments   are   valued  in   accordance   with  the
         requirements of the NAIC. The carrying values of investments are generally stated as follows:

         Bonds, Short-term Investments and Preferred Stock. Investments in bonds, short-term investments and redeemable preferred stock are carried at amortized cost, and non-redeemable preferred stock at cost, except those in or near default, which are carried at fair value. Bonds and preferred stock are considered impaired and their cost basis is written down to fair value through net income, when management expects a decline in value to persist (i.e., the decline is other-than-temporary). The Company stops recognizing interest income when interest payments are delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are actually received.

         Loan-backed and Other Structured Securities: Loan-backed bonds and structured securities are valued at amortized cost using the constant level yield method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for generally using the retrospective adjustment method. Significant changes in estimated cash flows from the original purchase assumptions for loan-backed and structured securities that have potential for loss of a significant portion of the original investment are accounted for using the prospective method. These securities are presented on the balance sheet as components of bonds. The Company had loan-backed securities of $358 million at December 31, 2005 and $660 million as of December 31, 2004.

         Prepayment assumptions for loan-backed securities and other structured securities were obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities except for interest only securities, which are valued using the prospective method.

         Common Stocks. Common stocks are carried at fair value except for common stock of affiliates that are valued using methods described below.

         Subsidiary, Controlled, and Affiliated (SCA) Entities: Subsidiary, controlled, and affiliated entities are reported using the statutory equity method based on the entity's audited equity prepared using SAP or accounting principles generally accepted in the United States of America (GAAP), as appropriate in accordance with SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities. These entities are presented on the balance sheet as components of common stock and other invested assets.

         Mortgage Loans and Policy Loans. Mortgage loans and policy loans are carried at unpaid principal balances. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. The Company estimates the fair value of the underlying collateral primarily using internal appraisals. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts due according to the terms of the loan agreement. If impaired, a valuation reserve is established to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan. Mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status, and thereafter interest income is recognized only when payment is received.

         Real Estate. Investment real estate can be occupied by the company, held for the production of income, or held for sale. The Company carries real estate occupied by the Company and held for the production of income at depreciated cost less encumbrances; and any write downs to fair value due to impairment are recorded as a realized loss. Impairment is assessed when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

         Real estate is "held for sale" when the Company has demonstrated its intent to sell or is required to sell the property. The Company acquires most real estate held for sale through foreclosure of mortgage loans. At the time of foreclosure, the Company values the asset received at the lower of its fair value at the time of the foreclosure or the mortgage carrying value recognizing any decrease as a realized capital loss. The recorded value is established as the new cost basis and the asset acquired is reclassified from mortgage loans to real estate. Subsequently, these investments are carried at the lower of depreciated cost or

                         NOTES TO FINANCIAL STATEMENTS



         current fair value less encumbrances and estimated costs to sell. Valuation reserves reflect changes in fair value after foreclosure.

         The Company considers several methods in determining fair value for real estate, but relies primarily on discounted cash flow analyses and, in some cases, third party appraisals.

         Joint Ventures, Partnerships and Limited Liability Companies: In accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, joint ventures, partnerships and limited liability companies are reported in other invested assets and generally use the statutory equity method as defined. Limited partnerships in which the Company has a minor ownership interest are recorded based on the underlying audited GAAP equity of the investee. These investments are presented on the balance sheet as components of other invested assets.

         Derivative Financial Instruments. Statutory accounting rules provide that in order to qualify for hedge accounting, the derivative shall be designated as a hedge of a specific asset, liability, or anticipated transaction. The specific asset, liability, or anticipated transaction to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item. When hedge accounting treatment does not apply, derivatives are recorded at fair value. Changes in fair value are recognized as unrealized gains and losses until contract termination, when realized gains and losses are recognized currently in net income.

         Investment Gains and Losses. Unrealized capital gains and losses on investments carried at fair value are reflected directly in unassigned surplus. Realized capital gains and losses resulting from sales, investment asset write-downs, changes in the fair value of certain derivatives and changes in valuation reserves are based on specifically identified assets and are recognized in net income.

    (4) Nonadmitted Assets: Certain assets or certain portions of assets are excluded from the Company's admitted assets on its balance sheet through a direct charge to unassigned surplus. These nonadmitted assets include furniture and equipment, leasehold improvements, unsecured receivables, prepaid expenses and overdue insurance premiums. Certain assets are limited by factors, such as a percentage of surplus, as to the amounts which qualify as admitted assets. Such assets include electronic data processing equipment and the deferred tax asset.

    (5) Separate Accounts: Separate Account assets and liabilities are principally carried at fair value and represent contractholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, do not affect the Company's net income. Premiums received and benefits paid on separate accounts flow through the general account and result in transfers between the two, which are reported in the Company's net income.

    (6) Aggregate Reserves: Aggregate reserves for life, health and annuity policies are established in amounts that are adequate to meet the estimated future obligations of policies in force and that equal or exceed the required statutory minimums. For individual life policies, liabilities are calculated using the net level premium method and the modified preliminary term method. Annuity liabilities are calculated in such a way that they equal or exceed those produced by application of the Commissioner's Annuity Reserve Valuation Method. Valuation of individual life insurance and annuity policies assumes interest discount using rates that do not exceed the statutory maximums. Current discount rates ranged from 2% to 13.2% in both 2005 and 2004, with some rates grading to lower levels over time. Mortality and morbidity assumptions are predominately based on industry tables and are at least as conservative as the statutory minimums. For assumed guaranteed minimum death benefits on variable annuity contracts issued by other companies, liabilities are established at the greater of the reserve calculated using the deterministic assumptions specified in Actuarial Guideline XXXIV (AG 34) and the results of a standalone asset adequacy analysis as required by AG34. The standalone asset adequacy analysis reflects the assets supporting the total reserve held for these assumed contracts and all the benefits, guarantees, expenses and charges associated with these contracts. The Company also discounts liabilities for certain cancelable disability insurance business. The liabilities at December 31, 2005 and 2004 included $138 million and $168 million, respectively, of such discounted reserves. The aggregate amount of discount at December 31, 2005 and 2004 is $21 million and $28 million, respectively.

                         NOTES TO FINANCIAL STATEMENTS



    (7) Premium and Deposit Fund Liabilities: Premium and deposit funds are liabilities for investment-related products. These liabilities primarily consist of deposits received from customers and accumulated net investment income on their fund balances less accumulated administrative charges.

    (8) Other Policy and Contract Liabilities: Liabilities for other policy and contract claims are estimates of payments to be made on insurance claims for reported losses and estimates of incurred but not reported losses. Estimated amounts of reinsurance recoverable on unpaid losses are deducted from the liability for unpaid claims. Estimated liabilities are established for policies that contain experience-rating provisions.

    (9) Premiums and Annuity and Other Considerations: Premiums for individual life insurance, individual and group annuity products, group life and accident and health insurance are considered revenue when due.

    (10) Participating Business: The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's participating line of business.

    (11) Income Taxes: The Company is included in the consolidated United States federal income tax return filed by CIGNA, the Company's ultimate parent. Pursuant to the Tax Sharing Agreement with CIGNA, federal income taxes are allocated to the Company as if it were filing on a separate return basis. The tax benefit of net operating losses, capital losses and tax credits are funded to the extent they reduce the consolidated federal income tax liability. The Company generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary difference). Limitations on the amount of the deferred tax asset are calculated in accordance with SSAP No. 10, Income Taxes.
         Note 7 contains detailed information about the Company's income taxes. During 2005, CIGNA completed an IRS audit of the 2000-2002 tax years. Pursuant to the settlement with the IRS, the Company recorded a tax benefit of $18 million, resulting primarily from the release of tax reserves. The Company is indirectly owned by CIGNA.

    (12) Asset Valuation Reserve (AVR): The AVR is a reserve designed to reduce the impact on unassigned surplus of fluctuations in the market value of all invested assets by providing an investment reserve for potential future losses on invested assets. The AVR is calculated in accordance with methods prescribed by the NAIC.

    (13) Interest Maintenance Reserve (IMR): The IMR is a reserve designed to defer realized capital gains and losses resulting from general interest rate changes. As prescribed by the NAIC, such realized capital gains and losses, net of related taxes, are deferred and amortized to net investment income over the stated or expected maturity of the invested asset disposed. To the extent the deferral of capital losses results in a net asset, such amount will be nonadmitted.

    (14) Reinsurance in Unauthorized Companies: The Company has ceded insurance liabilities with insurers not licensed in Connecticut, or not approved by the Department. To the extent such liabilities are not collateralized, Connecticut insurance regulations require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $11 million and $33 million as of December 31, 2005 and 2004, respectively and were reported in other liabilities.

    (15) Other Liabilities: Other liabilities consist of various insurance related liabilities including amounts related to reinsurance contracts, guaranty fund assessments that management can reasonably estimate, accrued commissions and general expenses including premium and state taxes, postretirement and postemployment benefits.

    (16) Premium Deficiency Reserves: The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

                         NOTES TO FINANCIAL STATEMENTS



    (17) Differences between NAIC SAP and GAAP: Statutory accounting principles as described above differ in some respects from GAAP. Differences under GAAP from these financial statements include the following:

          o Acquisition costs are deferred and amortized over the estimated contract period of the related policies.
          o    Aggregate   reserves  for  life  policies  are  calculated  using
               mortality, interest and expense assumptions derived from the Company's own experience or various actuarial tables. Aggregate reserves for variable annuities are based on fund balances.
          o Nonadmitted assets less applicable allowance accounts are restored to the balance sheet.
          o    The AVR and the IMR are not provided.
          o The liability for reinsurance in unauthorized companies is not recorded.
          o A transition obligation for post-retirement benefits other than pensions was fully recognized in 1992. The post-retirement benefit obligation includes a portion accrued for employees not currently eligible for post-retirement benefits.
          o Bonds and preferred stocks classified as available-for-sale are carried at fair value. Adjustments to fair value are recorded in shareholders' equity as net unrealized appreciation or depreciation on investments, net of amounts required to adjust reserves for certain annuities and deferred income taxes.
          o Bonds and equity securities classified as securities supporting experience-rated pension policyholder contracts were carried at fair value. Adjustments to fair value are reported in other revenues. Under the experience-rating process, results generally accrue to policyholders and are offset by amounts reported in benefits expense. As a result of the sale of the retirement benefits business in 2004, substantially all of these securities were transferred to the buyer.
          o Reinsurance recoverables are presented as assets and are not netted against insurance liabilities.
          o Investments in subsidiaries are consolidated rather than carried on the balance sheet as described above.
          o Statutory deferred tax assets are limited to the admittable amount allowed in accordance with SSAP No. 10. GAAP deferred tax assets or liabilities also include financial statement items that are recognized differently for GAAP than for statutory accounting purposes. The GAAP tax asset does not currently include a valuation allowance which reflects management's assessment as to whether certain deferred tax assets will be realizable. These assessments could be revised in the near term if underlying circumstances change.

         Preparing financial statements in accordance with GAAP results in an increase in total assets and equity of $13.0 billion and $959 million, respectively, and a decrease in net income of $229 million for 2005. Preparing financial statements in accordance with GAAP results in an increase in total assets and equity of $19.1 billion and $1.2 billion and an increase in net income of $158 million for 2004.

    (18) Rounding: The Company elected to use rounding in reporting certain amounts in the statement. The amounts in this statement pertain to the entire Company's business including, as appropriate, its Separate Account business.

NOTE 2 - ACCOUNTING CHANGES AND DIFFERENCE BETWEEN FILED ANNUAL STATEMENT AND AUDITED FINANCIAL STATEMENTS

The Company did not have a change in accounting principles during the periods ended December 31, 2005 and 2004.

Subsequent to the filing, the Company identified an adjustment that impacted the Company's prior annual statement filed with regulatory authorities. The net impact of this adjustment relates to temporary differences associated with other policy and contract liabilities. The adjustment is reflected as follows for the year ended December 31, 2005.


        (In millions)                                                             2005
        -------------                                                  ---------------
        Total capital and surplus per Annual Statement                 $         2,309
        Adjustment:
          Federal income tax expense                                               (71)
          Change in net deferred income tax                                         71
                                                                       ---------------
        Total adjusted capital and surplus                             $         2,309
                                                                       ===============

        Net income per Annual Statement                                $           719
        Adjustment:
          Federal income tax expense                                               (71)
                                                                       ---------------
        Total adjusted net income                                      $           648
                                                                       ===============

                         NOTES TO FINANCIAL STATEMENTS



In 2004, the Company identified an adjustment that impacted the Company's 2001 and prior annual statements filed with regulatory authorities. The net impact of this adjustment was recorded in unassigned surplus for the year ended December 31, 2003.

(In millions)                                                             2003
-------------                                                  ---------------
Total capital and surplus per Annual Statement                 $         2,859
Adjustment:
Federal income tax recoverable and related benefit                          70
                                                               ---------------
Total adjusted capital and surplus                             $         2,929
                                                               ===============

NOTE 3 - SALE OF RETIREMENT BENEFITS BUSINESS

On April 1, 2004, CIGNA sold its retirement benefits business, excluding the corporate life insurance business, both of which are written by the Company, for cash proceeds of $2.1 billion.

Prior to the sale, the Company distributed a dividend consisting of all of the outstanding stock of its subsidiary CIGNA Life Insurance Company (CLIC) to its parent company, Connecticut General Corporation (CGC). As part of the sale, the Company ceded its retirement benefits business to CLIC. The Company distributed a second dividend consisting of cash and invested assets of $0.9 billion, to CGC, which was contributed to CLIC to support the transferred business. CGC sold CLIC to The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. Subsequently, CLIC was renamed Prudential Retirement Insurance and Annuity Company (PRIAC).

At June 30, 2004, the Company reported a loss on reinsurance of approximately $1.2 billion ($820 million after-tax) as a result of the sale of the business. This loss is offset by an IMR adjustment on reinsurance of approximately $1.2 billion ($770 million after-tax) and a realized gain on real estate transferred of approximately $77 million after-tax. The sales agreement provides for post-closing adjustments; however, any future adjustments are not expected to be material to the Company's results of operations, liquidity or financial condition.

On December 1, 2004, the Company transferred $3.8 billion of separate account assets supporting modified coinsurance arrangements to the buyer and converted these arrangements to indemnity coinsurance.

On January 1, 2005, the Company transferred the assets of substantially all of the separate accounts related to the retirement benefits business to PRIAC. Since the arrangement is modified coinsurance, the Company received units of PRIAC's separate accounts and carries those units as separate account assets on its balance sheet for the business not yet directly assumed by PRIAC. At December 31, 2005, there were approximately $1.2 billion of separate account assets and liabilities associated with the modified coinsurance business not yet directly assumed by PRIAC.

At December 31, 2005, the Company had approximately $1.7 billion of invested assets, primarily bonds and mortgage loans, supporting a modified coinsurance arrangement with PRIAC, which were held in a business trust established by the Company. Effective April 1, 2006, the buyer converted this modified coinsurance arrangement to an indemnity reinsurance structure and take ownership of the trust assets. As a result, CIGNA will decrease invested assets and will increase reinsurance recoverables in the second quarter of 2006.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 4 - INVESTMENTS

A.   Bonds

     The amortized cost and market value by contractual maturity periods for bonds were as follows at December 31, 2005:


        --------------------------------------------------  -------------  -------------
        (In millions)                                          Amortized           Fair
                                                                    Cost          Value
        --------------------------------------------------  -------------  -------------
        Due in one year or less                             $        381   $        391
        Due after one year through five years                      1,218          1,296
        Due after five years through ten years                     2,453          2,525
        Due after ten years                                        2,445          3,046
        Mortgage- and other asset-backed securities                  860            947
        --------------------------------------------------  -------------  -------------
        Total                                               $      7,357   $      8,205
        --------------------------------------------------  -------------  -------------

     Gross unrealized appreciation (depreciation) for bonds by type of issuer was as follows:

        -------------------------------  ----------------------------------------------------------------------
                                                                December 31, 2005
        -------------------------------  ----------------------------------------------------------------------
        -------------------------------  ----------------------------------------------------------------------
                                             Amortized         Unrealized         Unrealized               Fair
        (In millions)                             Cost       Appreciation       Depreciation              Value
        -------------------------------  ----------------------------------------------------------------------
        Federal government               $          39      $           3      $          --      $          42
        State and local government                 333                278                 --                611
        Foreign government                         254                 18                 --                272
        Corporate                                5,871                498                (36)             6,333
        Asset-backed                               860                 91                 (4)               947
        -------------------------------  ----------------------------------------------------------------------
        -------------------------------  ----------------------------------------------------------------------
        Total                            $       7,357      $         888      $         (40)     $       8,205
        -------------------------------  ----------------------------------------------------------------------

        -------------------------------  ----------------------------------------------------------------------
                                                                December 31, 2004
        -------------------------------  ----------------------------------------------------------------------
        -------------------------------  ----------------------------------------------------------------------
                                             Amortized         Unrealized         Unrealized               Fair
        (In millions)                             Cost       Appreciation       Depreciation              Value
        ------------------------------   ----------------------------------------------------------------------
        Federal government               $          33      $           4      $          --      $          37
        State and local government                 302                223                 --                525
        Foreign government                         263                 19                 (1)               281
        Corporate                                6,298                645                (16)             6,927
        Asset-backed                             1,308                 87                 (4)             1,391
        ------------------------------   ----------------------------------------------------------------------
        ------------------------------   ----------------------------------------------------------------------
        Total                            $       8,204      $         978      $         (21)     $       9,161
        ------------------------------   ----------------------------------------------------------------------

     Private placement bonds constituted 49% and 48% of the bond portfolio at December 31, 2005 and 2004, respectively.

     For the year ended December 31, 2005, the Company recognized $7 million of gross realized losses on proceeds from sales of bonds of $2.3 billion. For the year ended December 31, 2004, the Company recognized $931 million of gross realized gains on proceeds from sales of bonds of $16.1 billion. For the year ended December 31, 2003, the Company recognized $224 million of gross realized losses on proceeds from sales of bonds of $9.1 billion.

     Review of Declines in Fair Value

     The Company reviews bonds and equity securities for impairment based on criteria that include:

          o    length of time and severity of decline;
          o    financial health and specific near term prospects of the issuer;
          o changes in the regulatory, economic or general market environment of the issuer's industry or geographic region; and
          o    ability and intent to hold until recovery.

                         NOTES TO FINANCIAL STATEMENTS



     As of December 31, 2005, bonds with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

        -------------------------- ----------- ------------- --------------
        (In millions)                    Fair     Amortized      Unrealized
                                        Value          Cost    Depreciation
        -------------------------- ----------  ------------  --------------
        One year or less:
           Investment grade        $    1,313    $    1,340      $      (27)
           Below investment
           grade                   $      205    $      210      $       (5)
        More than one year:
           Investment grade        $      198    $      205      $       (7)
           Below investment
           grade                   $       10    $       11      $       (1)
        -------------------------- ----------  ------------  --------------

     As of December 31, 2005 there are no equity securities with a significant decline in fair value from cost. The unrealized depreciation of investment grade bonds is primarily due to increases in interest rates since purchase.

     See Note 4(D) for discussion of impairments included in realized gains and losses.

B.   Mortgage Loans


      -------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended December 31,
      -------------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------------------------
      (In millions)                                                                        2005              2004
      -------------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------------------------
      The minimum and maximum lending rates during 2005 and 2004 were as follows:       Min       Max      Min       Max
                                                                                        ---       ---      ---       ---
           City Loans                                                                   4.9%      6.9%     4.2%      9.4%
      During 2005 and 2004, the maximum percentage of any one loan to the value of
      security at the time of the loan was:                                                      80.1%              79.1%

      o     As of year end, the Company held mortgages with interest more than
            180 days past due with a recorded investment, excluding accrued
            interest:                                                                         $    10             $   11
                  (a)  Total interest due on mortgages with interest more than
                      180 days past due                                                             2                  1
      o     Current year impaired loans with a related allowance for credit                        12                 19
            losses
      o     Related allowance for credit losses                                                     2                  2
      o     Impaired mortgage loans without an allowance for credit losses                         47                106
      o     Average recorded investment in impaired loans                                          80                225
      o     Interest income recognized during the period the loans were impaired                    4                 10
      o     Amount of interest income recognized on a cash basis during the
            period the loans were impaired                                                         --                  4
      o     Allowance for credit losses:
      o     Balance at the beginning of the period                                            $     2             $   16
      o     Additions charged to operations                                                         2                  1
      o     Direct write-downs charged against the allowance                                       (1)               (15)
      o     Recoveries of amounts previously charged off                                           (1)                --
      o     Balance at the end of the period                                                  $     2             $    2
------------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS



At December 31, mortgage loans comprised the following property types and geographic regions:

----------------------------------  ------------ -------------
(In millions)                               2005          2004
----------------------------------  ------------ -------------
Property type:
   Office buildings                 $      1,020 $       1,020
   Retail facilities                         527           743
   Apartment buildings                       283           305
   Hotels                                    464           286
   Industrial                                465           321
  Other                                       42            49
----------------------------------  ------------ -------------
Total                               $      2,801 $       2,724
----------------------------------  ------------ -------------



---------------------------------- ------------- -------------
(In millions)                               2005          2004
----------------------------------  ------------ -------------
Geographic region:
   Central                          $        473 $         564
   Pacific                                   711           658
   Middle Atlantic                           291           486
   South Atlantic                            729           571
   Mountain                                  230           200
   New England                               367           245
----------------------------------  ------------ -------------
Total                               $      2,801 $       2,724
----------------------------------  ------------ -------------

The fair value of the Company's mortgage loans as of December 31, 2005 and 2004 was $2.8 billion and $2.9 billion, respectively.

C.   Debt Restructuring

      (In millions)                                                                      2005                2004
                                                                                -----------------------------------------
      The total recorded investment in restructured loans, as of year end       $             24     $             54
      The realized capital losses related to these loans                        $             --     $              9

     The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans is generally recognized on a cash basis.

D.   Impairments

     Net realized investment gains and losses included impairments in the value of investments of $18 million in 2005, $23 million in 2004 and $128 million in 2003.

NOTE 5 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company recognized no significant impairment write-downs on investments in Joint Ventures, Partnerships and Limited Liability Companies during the year ended December 31, 2005 and 2004.

The Company recognized the following impairment write-down during the year ended December 31, 2003:

Worcester Center: The Company recognized a $14 million impairment due to a significant decrease in the market value due to two major tenants announcing intentions to vacate the building for alternate locations.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 6 - DERIVATIVE INSTRUMENTS

The Company's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related policy and contract liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, the Company typically uses derivatives to minimize interest rate, foreign currency and equity price risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk. The accounting loss the Company would incur if all dealers completely failed to perform under derivative contracts would be the total positive net fair values by dealers, or less than $1 million at the end of 2005 and 2004, respectively. Other than collateral it provides for exchange-traded futures contracts, the Company does not provide, nor require dealers to provide, collateral to support derivative contracts. The Company has segregated in a tri-party arrangement certain long term bonds as collateral under future contracts. At December 31, 2005 and 2004, the Company was required to pledge collateral of $49 million and $68 million to brokers under these futures contracts. At December 31, 2005, par value and fair market value of total collateral on deposit with brokers under these future contracts was $240 million and $220 million, respectively. At December 31, 2004, par value and fair market value of total collateral on deposit with brokers under these future contracts was $241 million and $224 million, respectively.

In order to qualify for hedge accounting the derivative must be designated as a hedge of a specific asset, liability, or anticipated transaction. The specific item to be hedged must expose the reporting entity to a risk and the designated derivative transaction must be highly effective in reducing that exposure. Conditions that expose the reporting entity to risk include changes in fair value, yield, price, cash flows and foreign exchange rates. Under hedge accounting, the derivative is accounted for in a manner consistent with the hedged item.

At December 31, 2005 and 2004, the Company's derivative contracts were as follows (in millions):


  Derivative                      Notional Amount                Carrying Amount                   Fair Value
-----------------------------------------------------------------------------------------------------------------
                              2005            2004           2005            2004            2005           2004
                              ----            ----           ----            ----            ----           ----

  Forwards              $       --      $      112      $      --         $    (2)        $    --       $     (2)
  Futures                    1,081           1,334             --              --              --             --
  Swaps                        665             453                             --             (21)           (29)
                                                               (1)
  Options                       99              96             --              --              --             --
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total                   $    1,845      $    1,995      $      (1)        $    (2)        $   (21)      $    (31)
=================================================================================================================

                         NOTES TO FINANCIAL STATEMENTS




The following table presents information about the nature and accounting treatment of the Company's primary derivative financial instruments. Notional amounts are in millions.

                      Notional
  Instrument           Amount           Risk            Purpose                Cash Flows             Accounting Policy
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
                   2005      2004
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------
Futures and        $1,055    $1,434  Primarily   To hedge domestic      For futures, the          Under hedge accounting,
Foreign                              Equity      and international      Company receives (pays)   futures activity and
Currency                             and         equity market          cash daily in the         changes in the fair
Forwards                             Foreign     exposures for          amount of the change in   values of forward
                                     Currency    certain reinsurance    fair value of the         contracts are primarily
                                     Risks       contracts that         futures contracts.  For   reported in other
                                                 guarantee minimum      foreign currency          revenues.  Activities of
                                                 death benefits         forwards, the Company     currency futures
                                                 resulting from         agrees to exchange the    contracts hedging
                                                 changes in variable    difference between        foreign currency cash
                                                 annuity account        domestic and              balances are reported in
                                                 values based on        international             unrealized gains and
                                                 underlying mutual      currencies, at a          losses and, when
                                                 funds.                 designated future         settled, in realized
                                                                        date. The Company         gains and losses.
                                                                        maintains foreign
                                                                        currency cash balances
                                                                        to facilitate the hedge.
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------
Interest Rate        $375      $312  Interest    To hedge the           The Company               Using hedge accounting,
and Foreign                          Rate and    interest or foreign    periodically exchanges    swaps are reported at
Currency Swaps                       Foreign     currency cash flows    cash flows between        amortized cost in bonds
                                     Currency    of bonds and           variable and fixed        and mortgage loans.  Net
                                     Risk        mortgage loans to      interest rates or         interest cash flows are
                                                 match associated       between two currencies    reported in net
                                                 liabilities.           for both principal and    investment income.
                                                 Currency swaps are     interest.
                                                 primarily euros and
                                                 Canadian Dollars,
                                                 and extend for
                                                 periods of up to 16
                                                 years.
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------
Options               $88       $84  Interest    To hedge the           The Company pays          Using hedge accounting,
                                     Rate Risk   possibility of         periodic fees to third    options are reported at
                                                 policyholder cash      parties, and may          amortized cost in
                                                 surrender when         receive or pay cash       aggregate write-ins for
                                                 underlying             upon the policyholder's   invested assets, with
                                                 investment book        surrender of the          amortization reported in
                                                 values are greater     policy, based on book     benefits expense.
                                                 than market values.    and market values of
                                                                        underlying investments
                                                                        at the time of
                                                                        surrender.
                 --------- --------- ----------- ---------------------- ------------------------- --------------------------
                      $11       $12  Equity      To hedge the effect    The Company pays an       Using hedge accounting,
                                     Risk        of changes in the      up-front fee to third     options are reported at
                                                 liability for          parties, and may          fair value in aggregate
                                                 reinsurance            receive cash at the end   write-ins for invested
                                                 contracts covering     of the contract based     assets, with changes in
                                                 the excess layer       on the change in the      fair value reported in
                                                 represented by the     equity index.             benefits expense.
                                                 index feature of
                                                 equity indexed
                                                 annuities.
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------

                                       16

                         NOTES TO FINANCIAL STATEMENTS


---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
  Instrument          Notional          Risk            Purpose                Cash Flows             Accounting Policy
                       Amount
---------------- ------------------- ----------- ---------------------- ------------------------- --------------------------
                     2005      2004
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------
 Credit              $290       $--  Credit      To replicate, either   The Company receives      Using replication
Default Swaps                        and         fully or in part,      quarterly fees and will   (synthetic asset)
                                     interest    the investment         make future payments if   transaction accounting
                                     rate risk   characteristics of     an issuer of an           the Company accounts for
                                                 investments            underlying corporate      the credit default swaps
                                                 otherwise              bond defaults on          at amortized cost.  Any
                                                 permissible under      scheduled payments or     premium paid/received
                                                 the Company's          files for bankruptcy      for an off-market swap
                                                 investment             through 2010.  If an      will be treated as its
                                                 authorizations and     issuer defaults or        initial cost, carried as
                                                 applicable insurance   files for bankruptcy,     an asset or liability
                                                 investment law.        the Company will make     and amortized into net
                                                                        payment for the par       investment income over
                                                                        value of the underlying   the life of the
                                                                        corporate bond and may    derivative.  Quarterly
                                                                        subsequently sell or      premiums will be
                                                                        hold that bond as an      reported as net
                                                                        invested asset.  If the   investment income.  Upon
                                                                        most current indexed      termination of the
                                                                        swaps are determined      transaction any gain or
                                                                        desirable for             loss on the derivative
                                                                        liquidity, credit risk    will be recognized as a
                                                                        or other reasons, the     realized gain or loss.
                                                                        Company also pays or
                                                                        receives cash to settle
                                                                        purchases and sales.
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------
Treasury              $26       $11  Interest    To hedge the change    The Company receives      Using hedge accounting,
Futures                              Rate Risk   in fair value of a     (pays) cash daily in      the derivative is
                                                 portfolio of annuity   the amount of the         carried at amortized
                                                 liabilities            change in fair value of   cost and recorded in
                                                 attributable to        the futures contracts.    aggregate write-ins for
                                                 changes in the                                   invested assets or
                                                 benchmark interest                               liabilities.  Upon
                                                 rate.                                            termination of the
                                                                                                  contract, the Company
                                                                                                  adjusts the hedged item
                                                                                                  in the amount of the
                                                                                                  terminated futures
                                                                                                  contract gain or loss.
---------------- --------- --------- ----------- ---------------------- ------------------------- --------------------------

For the year ended December 31, 2005, the Company realized gains of $1 million on swaps and $2 million on foreign currency forwards, and losses of $48 million on futures. For the year ended December 31, 2004, the Company realized losses of $329 million on swaps, $9 million on foreign currency forwards and $157 million on futures. For the year ended December 31, 2003, the Company realized losses of $161 million on swaps, $22 million on foreign currency forwards and $532 million on futures.

NOTE 7 - INCOME TAXES

The Company is a member of a consolidated federal income tax sharing agreement and calculates deferred taxes on a separate company, reporting entity basis. The Company's gross deferred tax assets and liabilities are determined by identifying its temporary differences. These temporary differences are measured using a "balance sheet" approach by comparing statutory and tax basis balance sheets for the Company.

                         NOTES TO FINANCIAL STATEMENTS


A. The components of the net deferred tax asset (liability) at December 31, 2005 and 2004 are as follows:

     (In millions)                                                               December 31,      December 31,
                                                                                     2005             2004
                                                                              ----------------  -----------------
     Total of gross deferred tax assets                                       $            918  $          1,003
     Total of deferred tax liabilities                                                    (216)             (216)
                                                                              ----------------  ----------------
     Net deferred tax asset                                                                702               787
     Deferred tax asset nonadmitted                                                       (338)             (502)
                                                                              ----------------  ----------------
                                                                              ----------------  ----------------
     Net admitted deferred tax asset                                          $            364  $            285
                                                                              ================  ================

     Current year increase (decrease) in deferred tax assets nonadmitted      $           (164) $             98
                                                                              ================  ================

B.   All deferred tax liabilities are recognized.

C. The provision/(recoverable) for incurred taxes on earnings for the years ended December 31, 2005, 2004 and 2003 are:

     (In millions)                                      December 31,     December 31,      December 31,
                                                            2005             2004              2003
                                                       ------------------------------------------------
     Federal                                           $       185       $     (127)      $      172
     Foreign                                                     2                1                1
                                                       ------------------------------------------------
     Total                                                     187             (126)             173
     Federal income tax (benefit) on net capital
     gains/(losses)                                            (21)             415              (80)
     Utilization of capital loss carryforwards                  --               --              (39)
                                                       ------------------------------------------------
                                                       ------------------------------------------------
     Federal and foreign income taxes incurred         $       166       $      289      $        54
                                                       ================================================

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:


      (In millions)                                   December 31,              December 31,
      Deferred tax assets:                                2005                      2004
      --------------------                        -------------------------------------------
      Other insurance & contractholder                $      260                $      218
      liability
      Employee and retiree benefit plans                     119                       100
      Deferred acquisition costs                             153                       169
      Investments, net                                        74                       143
      Restructuring costs                                     --                        32
      Nonadmitted assets                                     133                       155
      Deferred gain                                          120                       153
      Other                                                   59                        33
                                                  -------------------------------------------
      Total deferred tax assets                              918                     1,003
      Nonadmitted deferred tax assets                       (338)                     (502)
                                                  -------------------------------------------
                                                  -------------------------------------------
      Admitted deferred tax assets                    $      580                $      501
                                                  -------------------------------------------

      (In millions)                                   December 31,              December 31,
      Deferred tax liabilities:                           2005                      2004
      -------------------------
                                                  -------------------------------------------
                                                  -------------------------------------------
      Other insurance and contractholder              $     (138)               $      (27)
      liability
      Deferred acquisition costs                              --                        (4)
      Investment, net                                        (38)                      (88)
      Depreciation and amortization                          (39)                      (95)
      Other                                                   (1)                       (2)
                                                  -------------------------------------------
                                                  -------------------------------------------
      Total deferred tax liabilities                        (216)                     (216)
                                                  -------------------------------------------
      Net admitted deferred tax asset                 $      364                $      285
                                                  ===========================================

                         NOTES TO FINANCIAL STATEMENTS



     The adjusted change in net deferred income taxes is comprised of the following: (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported with the change in net deferred income taxes in the surplus section of the financial statements).


     (In millions)                                                 December 31,      December 31,          Change
                                                                       2005              2004
                                                                  -----------------------------------------------
     Total deferred tax assets                                     $        918      $      1,003     $       (85)
     Total deferred tax liabilities                                        (216)             (216)             --
                                                                  -----------------------------------------------
     Net deferred tax asset                                        $        702      $        787     $       (85)
     Tax effect of unrealized losses                                                                          (59)
                                                                                                    -------------
     Current year - change in net deferred income tax                                                 $      (144)
                                                                                                    =============

D. The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

     (In millions)                                           December 31,       December 31,   December 31,
                                                                 2005               2004           2003
                                                            -------------      -------------  -------------
     Provision computed at statutory rate                    $        286      $         816  $         340

     Foreign tax                                                        4                 (2)            (2)
     Investment items                                                 (10)               (22)           (25)
     IMR                                                               (2)              (430)           (11)
     Affiliate distribution                                           (17)               (11)           (76)
     IRS audit settlement                                             (18)                --             --

     Other, net                                                         2                 (1)             1
                                                            -------------      -------------  -------------
     Total                                                   $        245      $         350  $         227
                                                            =============      =============  =============

     Federal and foreign income taxes incurred               $        166      $         289  $          54
     Change in net deferred income taxes                              144                107            203
     Tax effect of nonadmitted assets                                 (22)               (46)           (30)
     Tax effect of prior period unrealized capital
       gain adjustment                                                (44)                --             --
     Tax effect of subsidiary transfers                                 1                 --             --
                                                            -------------      -------------  -------------
                                                            -------------      -------------  -------------
     Total statutory income taxes                            $        245      $         350  $         227
                                                            =============      =============  =============


E. (1) At December 31, 2005 the Company has utilized all of its net capital loss carryforwards.

     (2) The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses (in millions):

                 2005:     $186
                 2004:     $239
                 2003:     $314

F. The Company's Federal Income Tax return is consolidated with CIGNA, and the following subsidiaries of CIGNA.

(1) CIGNA


    Arizona Healthplan, Inc.
    CG Individual Tax Benefits Payments, Inc.
    CG Life Pension Benefits Payments, Inc.
    CG LINA Pension Benefits Payments, Inc.
    Choicelinx, Inc.
    CIGNA Behavioral Health of California, Inc.
    CIGNA Behavioral Health, Inc.

                                       19

                         NOTES TO FINANCIAL STATEMENTS


    CIGNA Benefits Processing Ireland Ltd.
    CIGNA Brazil Holdings, Inc.
    CIGNA Community Choice, Inc.
    CIGNA Dental Health of California, Inc.
    CIGNA Dental Health of Colorado, Inc.
    CIGNA Dental Health of Delaware, Inc.
    CIGNA Dental Health of Florida, Inc.
    CIGNA Dental Health of Illinois, Inc.
    CIGNA Dental Health of Kansas, Inc.
    CIGNA Dental Health of Kentucky, Inc.
    CIGNA Dental Health of Maryland, Inc.
    CIGNA Dental Health of Missouri, Inc.
    CIGNA Dental Health of New Jersey, Inc.
    CIGNA Dental Health of New Mexico, Inc.
    CIGNA Dental Health of North Carolina, Inc.
    CIGNA Dental Health of Ohio, Inc.
    CIGNA Dental Health of Pennsylvania, Inc.
    CIGNA Dental Health of Texas, Inc.
    CIGNA Dental Health of Virginia, Inc.
    CIGNA Dental Health Plan of Arizona, Inc.
    CIGNA Dental Health, Inc.
    CIGNA Dental Merger Corporation
    CIGNA Direct Marketing Company, Inc.
    CIGNA Federal Benefits, Inc.
    CIGNA Financial Partners, Inc.
    CIGNA Global Holdings, Inc.
    CIGNA Global Reinsurance Company, Ltd.
    CIGNA Government Services, Inc.
    CIGNA Health Corporation
    CIGNA HealthCare Benefits, Inc.
    CIGNA HealthCare Mid-Atlantic, Inc.
    CIGNA HealthCare of Arizona, Inc.
    CIGNA HealthCare of California, Inc.
    CIGNA HealthCare of Colorado, Inc.
    CIGNA HealthCare of Connecticut, Inc.
    CIGNA HealthCare of Delaware, Inc.
    CIGNA HealthCare of Florida, Inc.
    CIGNA HealthCare of Georgia, Inc.
    CIGNA HealthCare of Illinois, Inc.
    CIGNA HealthCare of Indiana, Inc.
    CIGNA HealthCare of Maine, Inc.
    CIGNA HealthCare of Massachusetts, Inc.
    CIGNA HealthCare of New Hampshire, Inc.
    CIGNA HealthCare of New Jersey, Inc.
    CIGNA HealthCare of New York, Inc.
    CIGNA HealthCare of North Carolina Administrators, Inc.
    CIGNA HealthCare of North Carolina, Inc.
    CIGNA HealthCare of Ohio, Inc.
    CIGNA HealthCare of Pennsylvania, Inc.
    CIGNA HealthCare of South Carolina, Inc.
    CIGNA HealthCare of St. Louis, Inc.
    CIGNA HealthCare of Tennessee, Inc.
    CIGNA HealthCare of Texas, Inc.
    CIGNA HealthCare of Utah, Inc.
    CIGNA HealthCare of Virginia, Inc.
    CIGNA HealthCare Preferred of Maine, Inc.
    CIGNA HealthCare Preferred of New Hampshire, Inc.
    CIGNA HealthCare Preferred of New York, Inc.
    CIGNA Holdings Overseas, Inc.
    CIGNA Holdings, Inc.
    CIGNA Insurance Group, Inc.
    CIGNA Insurance Services Company
    CIGNA IntegratedCare, Inc.

                                       20

                         NOTES TO FINANCIAL STATEMENTS


    CIGNA Intellectual Property, Inc.
    CIGNA International Corporation (f/k/a CIGNA Worldwide, Incorporated)
    CIGNA International Finance Inc.
    CIGNA International Investment Advisors, Ltd.
    CIGNA International Services, Inc.
    CIGNA Investment Advisors Inc. (f/k/a TimesSquare Capital Management, Inc.)
    CIGNA Investment Group, Inc.
    CIGNA Investments, Inc.
    CIGNA Life Insurance Company of New York
    CIGNA Managed Care Benefits Company
    CIGNA Mezzanine Capital, Inc.
    CIGNA Mezzanine Partners, III, Inc.
    CIGNA Printing, Inc.
    CIGNA RE Corporation
    CIGNA Realty Resources, Inc.-Twelfth
    CIGNA Resource Manager, Inc.
    CIGNA Retirement Benefits Services, Inc.
    CIGNA Worldwide Insurance Company (formerly INA International Insurance Company)
    Congen Properties, Inc.
    Connecticut General Benefit Payments, Inc.
    Connecticut General Corporation
    Connecticut General Life Insurance Company
    Connecticut General Realty Resources, Inc.-Fourth
    Cottage Grove Real Estate, Inc. (f/k/a Silverbrook Real Estate and Development Company)
    Healthsource Benefits, Inc.
    Healthsource Indiana, Inc.
    Healthsource Management, Inc.
    Healthsource Properties, Inc.
    Healthsource South, Inc.
    Healthsource, Inc.
    Health Support
    International Rehabilitation Associates, Inc.
    INTRACORP, Inc.
    Life Insurance Company of North America
    LINA Benefit Payments, Inc.
    Linatex, Inc.
    Malrosian, Inc.
    Managed Care Consultants, Inc.
    MCC Independent Practice Association of New York, Inc.
    Tel-Drug, Inc.


    CIGNA's indirectly wholly-owned domestic subsidiary insurance companies have entered into a Consolidated Federal Income Tax Agreement (the Agreement) which became effective as of April 1, 1982. The Agreement sets forth the method of allocation of federal income taxes for CIGNA and its wholly-owned domestic subsidiaries, including insurance subsidiaries. The Agreement provides for immediate reimbursement to companies with net operating losses to the extent that their losses are used to reduce consolidated taxable income; while those companies with current taxable income as calculated under federal separate return provision are liable for payments determined as if they had each filed a separate return. However, current credit is given for any foreign tax credit, operating loss or investment tax credit carryovers actually used in the current consolidated return.

    CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS). In management's opinion, adequate tax liabilities, including potential related interest charges should the IRS prevail, have been established to address potential exposures involving tax positions we have taken that may be challenged by the IRS.

NOTE 8 - INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

The Company and certain related parties have entered into service contracts and cost-sharing arrangements. These arrangements include providing or being provided with computers, claims processing, policy writing, maintenance and other services, as well as equipment, supplies and office space. CIGNA, the ultimate parent company, allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

                         NOTES TO FINANCIAL STATEMENTS



     (1) The Company was provided certain rehabilitation, utilization review and medical bill review services by International Rehabilitation Associates, Inc. d/b/a INTRACORP (IRA). IRA recorded revenue from the Company for such services of approximately $154 million in 2005, $59 million in 2004 and $31 million in 2003. The Company and IRA are both direct subsidiaries of Connecticut General Corporation (CGC), an indirect subsidiary of CIGNA.

     (2) The Company has contracted with CIGNA Investments, Inc. (CII) for investment advisory services. The Company and CII are indirect subsidiaries of CIGNA Holdings, Inc., which is a direct subsidiary of CIGNA. The Company paid CII $29 million in 2005, $21 million in 2004 and $34 million in 2003 for these services.

     (3) The Company has an arrangement with its affiliate CIGNA Health Corporation and its subsidiaries and affiliates for the provision of provider networks and other administrative services for group health benefit plans insured or administered by the Company. The Company paid $780 million in 2004 and $950 million in 2003 under this arrangement, called the Network Access Agreement. There were no fees pertaining to open access or for preferred provider organizations during 2005 and 2004. Open access fees were $15 million in 2003. Preferred provider organization fees were $5 million in 2003. CG Life and CIGNA Health Corporation are both direct subsidiaries of CGC.

     (4) CIGNA allocated corporate overhead expenses of approximately $147 million in 2005, $82 million in 2004 and $113 million in 2003, to the Company. With the exception of a limited number of expenses held at the corporate level such as expenses relating to investments and the servicing of debt, all operating expenses of CIGNA were allocated. These allocations were based on work effort studies and other appropriate methods, while other expenses such as outside legal fees were directly charged to the related company.

     (5) The Company paid CIGNA Benefits Processing Ireland, Ltd (CBPI) $8 million in 2005, $7 million in 2004 and $6 million in 2003 for providing claims processing services. The Company and CBPI are direct subsidiaries of CGC.

     (6) The Company has an arrangement with CIGNA Behavioral Health, Inc. (CIGNA Behavioral), under which CIGNA Behavioral provides utilization review and other administrative services for the Company in connection with group coverage for mental health and substance abuse. CIGNA Behavioral also develops provider networks and/or acts as the preferred or exclusive provider organization. The Company incurred fees of approximately $14 million in 2005, and $19 million in 2004 and 2003, under these arrangements. The Company and CIGNA Behavioral are direct subsidiaries of CGC.

     (7) Under a third party administrator agreement with the Company, CIGNA Behavioral administers fully insured contracts with employer groups. Funds are maintained in the Company's bank account from which CIGNA Behavioral reimburses itself for administrative fees and pays claims. Net proceeds are remitted to the Company quarterly. CIGNA Behavioral collected premiums of $17 million in 2005, and $16 million in 2004 and 2003. Administrative fees retained by CIGNA Behavioral were $5 million in 2005, $4 million in 2004 and $5 million in 2003. Claims paid by CIGNA Behavioral out of the Company account were $10 million in 2005, and $9 million in 2004 and 2003.

     (8) Prior to April 2004, certain employees of the Company were registered representatives of CIGNA Financial Services, Inc. (CFS), or otherwise provide services to CFS. CFS is a registered broker dealer that was sold to an affiliate of Prudential Financial, Inc, effective April 1, 2004. CFS also served as a broker dealer for purchases and sales of non-affiliated mutual funds by the Company separate accounts to fund retirement plans of the Company's clients. The Company received revenue of approximately $2 million in 2004 and $9 million in 2003 from these arrangements. Also, CFS served as the principal underwriter of the Company's registered variable annuity and life business. Prior to April 1, 2004 CFS was a direct subsidiary of CGC.

     (9) Amounts due to the Company (Affiliate Billings) at December 31, 2005 and 2004 were $81 million and $111 million, respectively, which were comprised of charges by the Company for certain administrative fees for management, claims, data processing, and other services.

     (10) The Company is the sole member of Center City Realty, LLC (Center
          City), which is a limited liability company licensed as a real estate broker. The Company has entered into an Agency Agreement with Center City, which appoints Center City as agent with regard to the negotiation of real estate leases. Center City employs services of third party brokers to assist in negotiating

                         NOTES TO FINANCIAL STATEMENTS


          the leases, and Center City receives a share of the real estate brokerage commissions paid by landlords in connection with the Company committing to the leases.

     (11) CIGNA Dental Health, Inc. (CDH), an affiliate, has an Administrative Services Agreement with the Company. The Company provides billing and collection services and forwards data and premiums to CDH on a monthly basis. Such premiums amounted to $242 million in 2005, $245 million in 2004 and $251 million in 2003. CDH paid the Company $6 million in 2005, $6 million in 2004 and $8 million in 2003, in conjunction with such services, of which the Company paid the appropriate amount directly to taxing authorities and licensed agents. Additionally, CDH provides certain administrative services including claim administration and received $16 million in 2005, $18 million in 2004 and $19 million in 2003, for such services. CDH is a direct subsidiary of CGC.

     (12) The Company has contracted with CIGNA Investment Advisors,  Inc.
          (CIA), formerly named TimesSquare Capital Management, Inc. for investment advisory services. The Company and CIA are indirect subsidiaries of CIGNA Holdings, Inc. During 2004 and 2003, amounts owed by the Company to CIA were $9 million and $26 million, respectively, for these services. The agreement was terminated effective January 15, 2005.

     (13) Effective December 31, 2003, the Company entered into a mortality risk reinsurance agreement with Arbor Reinsurance Company, Limited (Arbor) to retrocede mortality risk on a portion of its variable annuity with guaranteed minimum death benefit (GMDB) business. Premiums paid to Arbor were $5 million in 2005, $4 million in 2004 and $2 million in 2003. Arbor is a direct subsidiary of CGC.

     (14) Effective January 1, 2005, the Company entered into a Quota Share Reinsurance Agreement with CIGNA Global Reinsurance Company, Ltd.
          (CGRC). The Company cedes to CGRC global group benefits products business for employees of U.S. multinational companies. During 2005, the Company paid CGRC $282 million in ceded premiums. CGRC is a direct subsidiary of CGC.

     (15) The Company entered into an Administrative Services Agreement to provide services to CIGNA Health Support, LLC (CHS), to support the provision by CHS of certain disease management services under a program of the U.S. Department of Health and Human Services Centers for Medicare and Medicaid Services (CMS). In 2005, CHS billed the Company $6 million for such services. CHS is a direct subsidiary of CGC.

NOTE 9 - DEBT

As of December 31, 2005, the Company had a line of credit agreement with an affiliate company, CIGNA Holdings, Inc. in the amount of $600 million. As of December 31, 2005, there was no outstanding balance. As of December 31, 2004, there was an outstanding balance of $50 million, which was repaid in January 2005.

NOTE 10 - RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company is indirectly a wholly owned subsidiary of CIGNA which sponsors a noncontributory, defined benefit pension plan (the Pension Plan) covering substantially all employees of the Company who are employed in the United States or who are U.S. citizens employed outside the country.

All contributions to the Pension Plan are made by CIGNA. As a matter of policy, contributions to the Pension Plan by CIGNA satisfy the minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

Pension expense allocated to the Company was $133 million in 2005, $105 million in 2004, and $46 million in 2003 based on salary ratios.

The Company also participates in the CIGNA 401(k) Plan (the Savings Plan) which is sponsored by CIGNA. Employees are eligible to participate in the Savings Plan immediately upon hire; however, a one year of service requirement applies to eligibility to receive company contributions. Expense allocated to the Company was $23 million in 2005, $24 million in 2004 and $23 million in 2003 based primarily on employees' eligible plan contributions.

                         NOTES TO FINANCIAL STATEMENTS


Under the CIGNA Corporation Stock Plan (Stock Plan), adopted in 1991, the salaried officers and other key employees of the Company are eligible to be awarded shares of CIGNA Common Stock in the form of stock options, restricted stock grants, dividend equivalent rights and grants of CIGNA Common Stock in lieu of cash payable under other incentive plans. The Stock Plan permits the deferral under the terms of Deferred Compensation Plan (see below) of the receipt of shares granted in lieu of cash

The CIGNA Long-Term Incentive Plan (As amended and Restated effective January 1,
2005) (LTIP) was adopted in 2005. In addition to providing for the same kinds of stock awards as the Stock Plan, the LTIP provides for the award of stock appreciation rights payable only in shares of CIGNA Common Stock, performance-based restricted stock, strategic performance shares and strategic performance units. Upon shareholder approval of the LTIP, no further grants were made from the Stock Plan and the remaining unissued shares available under the Stock Plan were added to the remaining shares under the LTIP.

The People Resources Committee of the Board of Directors (the Committee) awards restricted stock and stock options to certain employees.

In 2005 and 2004, the Committee awarded restricted stock to eligible officers under the LTIP. Cost allocated to the Company for restricted stock awards were $7 million in 2005, $4 million in 2004 and $7 million in 2003 based on specific awards. No stock option expense was allocated to the Company during 2005, 2004, and 2003.

The Company offers the CIGNA Deferred Compensation Plan to officers and key employees pursuant to which they may defer receipt of all or part of their compensation. The amount of compensation deferred is not funded but represents a general liability of CIGNA and participating affiliates including the Company. Currently, deferred cash compensation is credited with interest at the rate paid on contributions to the Fixed Income Fund of the Savings Plan. Certain officers and key employees also have the option of selecting to have deferred cash compensation credited with interest at the rate paid under the Savings Plan's other investment funds. Deferred compensation which would have otherwise been payable in CIGNA Common Stock is hypothetically invested in the same number of Common Stock equivalent units as the number of shares which would have been paid if such compensation had not been deferred. An amount equal to cash dividends that would have been paid on such hypothetically invested Common Stock is deemed to have been paid and hypothetically invested in the same way as deferred cash compensation. At a future date or dates selected by each participant, the aggregate of amounts deferred and hypothetical investment results is distributed either in a lump sum or in installments, in which case unpaid installments continue to be credited with interest. Compensation deferred by officers and key employees that was otherwise payable in Common Stock is distributed in Common Stock.

The deferred compensation obligation for the Company was $58 million and $64 million as of December 31, 2005 and 2004, respectively.

In addition to pension benefits, the Company participates in health care and life insurance benefit plans sponsored by CIGNA for retired employees, spouses and other eligible dependents. A substantial portion of the employees of the Company and its affiliates may become eligible for these benefits upon retirement. In the first quarter of 1993, CIGNA elected to amortize the transition obligation for retirees and fully eligible employees over twenty years.

CIGNA makes contributions to certain plans for the cost of annual term insurance coverage. CIGNA makes payments for other plans as claims are incurred.

Expenses allocated to the Company were $19 million in 2005, $27 million in 2004 and $30 million in 2003 based on a combination of salary and headcount ratios, including amortization of the transition obligation.

NOTE  11  -  CAPITAL  AND  SURPLUS,   SHAREHOLDERS'  DIVIDEND  RESTRICTIONS  AND
QUASI-REORGANIZATIONS

The Company has 5,978,322 shares authorized, issued and outstanding as of December 31, 2005 and 2004, with a par value of $5.00. There are no other classes of capital stock.

Dividends on Company stock are paid as declared by its Board of Directors. According to the bylaws of the Company, all statutory profits earned upon the nonparticipating class of business may be paid out as dividends to stockholders. The Company's dividends are noncumulative. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations after dividends to policyholders and federal income taxes but before realized capital gains or losses.

                         NOTES TO FINANCIAL STATEMENTS


The maximum dividend payout that may be made without prior approval in 2006 is $707 million. In 2005, the maximum payout that could have been made without prior approval was $661 million. The Company paid $857 million in 2005, $331 million in 2004 and $300 million in 2003 of noncumulative, common dividends. The dividends paid in 2005 in excess of $111 million were deemed extraordinary and prior approval of the Insurance Commissioner was obtained.

The portion of unassigned surplus represented or (reduced) by each item below for the years ended December 31, 2005 and 2004 is as follows:


     (In millions)                                   December 31,       December 31,
                                                         2005               2004
                                                    ------------------ -----------------
     Cumulative unrealized gains and (losses)         $       25        $        97
     Nonadmitted asset values                         $     (717)       $      (950)
     Separate account business                        $       45        $        51
     Asset valuation reserves                         $     (224)       $      (212)
     Reinsurance in unauthorized companies            $      (11)       $       (33)


NOTE 12 - CONTINGENCIES

A.   Contingent Commitments

     The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 3 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company was $13 million at December 31, 2005 and 2004. In the event of default, the underlying real estate values would be made available to fund the exposure. At December 31, 2005 and 2004, the values reduce the contingency to an immaterial amount. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participation in the related projects and are included in net investment income as earned.

     The Company had indemnification obligations to lenders of up to $333 million as of December 31, 2005 related to borrowings by certain real estate joint ventures which the Company records as an investment. These borrowings, which are nonrecourse to the Company, are secured by the joint ventures' real estate properties with fair values in excess of the loan amounts and mature at various dates from 2006 to 2017. The Company's indemnification obligations would require payment to lenders for any actual damages resulting from certain acts such as unauthorized ownership transfers, misappropriation of rental payments by others or environmental damages. Based on initial and ongoing reviews of property management and operations, the Company does not expect that payments will be required under these indemnification obligations. Any payments that might be required could be recovered through a refinancing or sale of the assets. In some cases, the Company also has recourse to partners for their proportionate share of amounts paid. There were no liabilities required for these indemnification obligations as of December 31, 2005.

     To replicate fully or in part the investment characteristics of otherwise permissible investments, the Company guaranteed principal payments of a basket of primarily investment grade corporate debt issuers by entering into Dow Jones indexed credit default swaps with notional amounts of $290 million as of December 31, 2005. Under these contracts, the Company receives periodic fees to provide future payment if an issuer of an underlying corporate bond defaults on scheduled payments or files for bankruptcy through 2010. If a default or bankruptcy occurs, the Company will make payment for par value of the underlying corporate bond and may subsequently sell or hold that bond as an invested asset. The Company has recorded liabilities of less than $1 million for the unamortized cost of these indexed credit default swaps as of December 31, 2005.

     The Company guarantees that separate account assets will be sufficient to pay certain life benefits. The sponsoring employer is primarily responsible for ensuring that assets are sufficient to pay these benefits and is required to maintain assets that exceed a certain percentage of benefit obligations. This percentage varies depending on the asset class within the sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes. If the employer does not maintain the required levels of separate account assets, the Company has the right to redirect the management of the related assets to provide for benefit payments. As of December 31, 2005, the employer maintained assets that exceeded the benefit obligations. Benefit obligations under these arrangements were $426 million as of December 31, 2005. There were no additional liabilities required for these guarantees as of December 31, 2005.

                         NOTES TO FINANCIAL STATEMENTS



     The Company guaranteed construction loans of $23 million as of December 31, 2005 and $26 million as of December 31, 2004 related to real estate joint venture investments. The loans are secured by joint venture real estate property with fair values in excess of the loan amounts and mature by 2008, including extension options. The Company would be required to repay the construction loans if permanent financing could not be obtained. There were no liabilities required for these guarantees as of December 31, 2005 or 2004.

     As of December 31, 2005, the Company had commitments to:

          o Purchase $10 million of bonds bearing interest at a fixed market rate. In addition, the Company had commitments to contribute $160 million of additional equity to entities that hold securities diversified by issuer and maturity date. The Company expects to distribute most of the committed amounts in 2006.

          o Extend credit under commercial mortgage loan agreements for $214 million, most of which were at a fixed market rate of interest. These loan commitments are diversified by property type and geographic region and the Company expects to disburse most of the committed amounts in 2006.

          o Contribute $181 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region. The Company expects to disburse most of the committed amounts in 2006.

B.   Assessments

     The Company has recorded $9 million and $10 million in guaranty fund receivables as of December 31, 2005 and 2004, respectively, and $8 million in guaranty fund liabilities as of December 31, 2005 and 2004.

C.   All Other Contingencies

     Run-off Reinsurance Operations

     The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit (GMDB) under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. The Company has equity and other market exposures as a result of this product. The Company has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. The reserves for these products were calculated in accordance with guidelines published by the NAIC, and meet the requirements of the Insurance Law and regulation of the state of Connecticut.

     The run-off reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. The pool purchased significant reinsurance (retrocessional) protection for its assumed risks. Disputes concerning these retrocessional contracts have resulted in a number of arbitrations, most of which have been resolved or settled. The remaining disputes are expected to be resolved in 2006.

     The run-off reinsurance operations also include other workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts. The Company is in dispute and arbitration with some ceding companies over the amount of liabilities assumed under their contracts, and expects that these disputes and arbitrations will be substantially resolved by the end of 2007. In addition, the Company obtained retrocessional reinsurance coverage for a significant portion of its liabilities under these contracts and some of these retrocessionaires have disputed the validity of their contracts with the Company. Some of these disputes with retrocessionaires have been resolved or settled. The Company bears the risk of loss if the retrocessionaires are unable to meet their reinsurance obligations to the Company.

     Unfavorable claims experience related to workers' compensation and personal accident exposures is possible and could result in future losses, including losses attributable to the inability to recover amounts from retrocessionaires (either due to disputes with the retrocessionaires or their financial condition).

     The Company's reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by the Company, are considered appropriate as of December 31, 2005, based on current

                         NOTES TO FINANCIAL STATEMENTS


     information. However, it is possible that future developments regarding these matters could have a material adverse effect on the Company's results of operations, and in certain situations, could have a material adverse effect on the Company's financial condition.

     Employee Benefits Regulation

     The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the federal Departments of Labor and Justice, as well as the courts. Regulation and judicial decisions have resulted in changes to industry and business practices for CIGNA and certain subsidiaries (including the Company) and will continue to do so in the future. In addition, CIGNA's subsidiaries (including the Company) are routinely involved with various claims, lawsuits and regulatory audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation in its various forms could have an adverse effect on the Company's and other CIGNA subsidiaries' health care operations if it inhibits their ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

     In 2004, the United States Supreme Court ruled in CIGNA's favor, in a case involving a CIGNA subsidiary, by ruling that the Employee Retirement Income Security Act (ERISA) preempts a state law tort claim in circumstances involving a determination, based on medical judgment, that benefits were not covered. Under ERISA, plan participants have access to internal and external appeals processes to resolve coverage disputes and may bring action in the federal courts to resolve health care coverage issues.

     Litigation and Other Legal Matters

     In 2004, a Florida federal court handling multi-district health care litigation against CIGNA and certain subsidiaries (including the Company) and several health care industry competitors approved a settlement agreement between the physician class and CIGNA and certain subsidiaries (including the Company), and dismissed all claims by the physician class members against CIGNA and certain subsidiaries (including the Company). In April 2005, the court approved a settlement between CIGNA and certain subsidiaries (including the Company) and the remaining plaintiffs, a class of non-physician health care professionals. A dispute with a representative of certain physicians over administration of the settlement with the physician class is likely to be resolved in mid 2006.

    Various regulators, including the New York and Connecticut Attorneys General and the Florida Office of Insurance Regulation, have been investigating insurance broker compensation. Some regulators have brought suit against certain insurance brokers, including Universal Life Resources (ULR), alleging among other things, that these brokers sought rigged bids from, and steered business to, insurers with whom they had contingent compensation arrangements. Some of CIGNA's subsidiaries are included in one such lawsuit seeking injunctive relief against these types of contingent compensation arrangements. CIGNA and its subsidiaries (including the Company) are also providing information about ULR in connection with an investigation by the U.S. Attorney's Office for the Southern District of California. In addition, CIGNA and its subsidiaries (including the Company) are providing information about another broker to the U.S. Department of Labor. CIGNA and its subsidiaries (including the Company) are cooperating with the inquiries and investigations by regulators and the U.S. Attorney's Office. Separately, several purported class action lawsuits have been filed against brokers and insurance companies, including one against CIGNA and certain of its subsidiaries (including the Company), asserting that contingent commissions are unlawful. These suits are now in a multi-district litigation proceeding in the federal court in New Jersey.

    In 2004, the New York Attorney General commenced a lawsuit against Express Scripts, Inc., ESI Mail Pharmacy, the Company and another CIGNA subsidiary. Under an agreement with the Company and the other CIGNA subsidiary, Express Scripts is responsible for administering the prescription drug benefit program under New York State's principal employee health plan, the Empire Plan. The Company and the other CIGNA subsidiary insure the prescription drug benefit program and hold the contract with the New York State Department of Civil Service. The complaint primarily focuses on administration of the prescription drug benefit program.

    CIGNA and its subsidiaries (including the Company) are routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA and its subsidiaries (including the Company) believe that they have valid defenses to the legal matters pending against them and are defending themselves vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to the Company's results of operations, liquidity or financial condition.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 13 - LEASES

Rental expenses for operating leases, principally for office space, amounted to $88 million in 2005, $92 million in 2004 and $87 million in 2003. At December 31, 2005, the aggregate future minimum rental payments, reduced by minimum sublease rentals of $12 million under leases having initial or remaining non-cancelable lease terms in excess of one year are as follows (in millions):
$47 in 2006, $54 in 2007, $42 in 2008, $35 in 2009, $30 in 2010, and $113 in
years after 2010.

NOTE 14 - GAIN OR LOSS TO THE INSURER FROM UNINSURED A&H PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

A.   ASO Plans

     Information with regard to the profitability of Administrative Services Only (ASO) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ending December 31, (in millions):

                                                            2005
     -----------------------------------------------------------------------------------------------------
                                                            ASO        Uninsured Portion     Total ASO
                                                         Uninsured        of Partially
                                                           Plans         Insured Plans
                                                        -------------  ------------------- ---------------
     Net reimbursement for administrative expenses
     (including administrative fees) in excess of
     actual expenses                                    $        (150) $                35 $          (115)
                                                        =============  =================== ===============
     Total claim payment volume                         $      19,115  $             1,602 $        20,717
                                                        =============  =================== ===============

                                                            2004
     -----------------------------------------------------------------------------------------------------
                                                            ASO        Uninsured Portion     Total ASO
                                                         Uninsured        of Partially
                                                           Plans         Insured Plans
                                                        -------------  ------------------- ---------------
     Net reimbursement for administrative expenses
     (including administrative fees) in excess of
     actual expenses                                    $           8  $                (1)$             7
                                                        =============  =================== ===============
     Total claim payment volume                         $      18,323  $             1,735 $        20,058
                                                        =============  =================== ===============


                                                            2003
     -----------------------------------------------------------------------------------------------------
                                                            ASO        Uninsured Portion     Total ASO
                                                         Uninsured        of Partially
                                                           Plans         Insured Plans
                                                        -------------  ------------------- ---------------
     Net reimbursement for administrative expenses
     (including administrative fees) in excess of
     actual expenses                                    $         148  $                24 $           172
                                                        =============  =================== ===============
     Total claim payment volume                         $      17,734  $             1,917 $        19,651
                                                        =============  =================== ===============

                                       28

                         NOTES TO FINANCIAL STATEMENTS


B.   ASC Plans

     Information with regard to the profitability of Administrative Services
     Contract (ASC) uninsured accident and health plans and the uninsured portion of partially insured plans was as follows for the year ending
     December 31, (in millions):

                                                              2005
     ------------------------------------------------------------------------------------------------------
                                                             ASC        Uninsured Portion      Total ASC
                                                          Uninsured        of Partially
                                                            Plans         Insured Plans
                                                         -------------  -------------------  --------------
     Gross reimbursement for medical cost incurred       $         893  $                60  $          953
     Gross administrative fees accrued                              58                    8              66
     Gross expenses incurred (claims and
     administrative)                                              (963)                 (63)         (1,026)
                                                         -------------  -------------------  --------------
         Total gain or loss from operations              $         (12) $                 5  $           (7)
                                                         =============  ===================  ==============


                                                           2004
     --------------------------------------------------  -------------  -------------------  --------------
                                                             ASC        Uninsured Portion
                                                          Uninsured        of Partially
                                                            Plans         Insured Plans        Total ASC
                                                         -------------  -------------------  --------------
                                                         -------------  -------------------  --------------
     Gross reimbursement for medical cost incurred       $       2,236  $               273  $        2,509
     Gross administrative fees accrued                             140                   24             164
     Other income or expenses (including interest
     paid to or received from plans)                                --                   (1)             (1)
     Gross expenses incurred (claims and
     administrative)                                            (2,362)                (289)         (2,651)
                                                         -------------  -------------------  --------------

         Total gain or loss from operations              $          14  $                 7  $           21
                                                         =============  ===================  ==============


                                                           2003
     --------------------------------------------------  -------------  -------------------  --------------
                                                             ASC        Uninsured Portion
                                                          Uninsured        of Partially
                                                            Plans         Insured Plans        Total ASC
                                                         -------------  -------------------  --------------
                                                         -------------  -------------------  --------------
     Gross reimbursement for medical cost incurred       $       4,387  $               349  $        4,736
     Gross administrative fees accrued                             287                   27             314
     Gross expenses incurred (claims and
     administrative)                                            (4,717)                (368)         (5,085)
                                                         -------------  -------------------  --------------
         Total gain or loss from operations              $         (43) $                 8  $          (35)
                                                         =============  ===================  ==============

     Revenue from the Company's Medicare contract consisted of $26 million in 2005, $78 million in 2004 and $70 million in 2003 for administrative expenses.

NOTE 15 - DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The Company had direct written premiums of $106 million in 2005, $127 million in 2004 and $142 million in 2003 through various general and managing agents and third party administrators.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 16 - OTHER ITEMS

Operational Effectiveness Review

In the first quarter of 2005, the Company implemented a plan to further streamline operations in the health care business and in supporting areas. As a result, the Company incurred severance costs of $13 million. As of December 31, 2005, the Company has a liability balance for severance costs of $2 million.

In the first quarter of 2004, the Company adopted a restructuring program associated with planned organization changes to streamline functional support resources and to adjust its operations to current business volumes. For 2004, the Company incurred severance costs of $31 million and real estate and other costs of $9 million. As of December 31, 2005 the Company has a liability balance for real estate costs of $4 million.

Health Care Restructuring

As of December 31, 2005, the Company has liability balances for real estate costs of $9 million related to a restructuring program adopted in the fourth quarter of 2002 to realign the organizational structure and operations of the health care business.

NOTE 17 - REINSURANCE

The Company has purchased reinsurance for 30% of the risk on guaranteed minimum income benefit contracts, at a rate in excess of the premium collected. A deficiency reserve has been set up to account for this difference.

The Company has written off approximately $10 million in 2005 and $1 million in 2004 of reinsurance balances due from companies.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 18 - GUARANTEED MINIMUM LIVING AND DEATH BENEFIT


-----------------------------------------------------------------------------------------------------------------------------
(In millions)

                                                                     Total
                                     Waiting       Guaranteed     Guaranteed
                    Guaranteed       Period          Living          Death                                      Reinsurance
   Guaranteed         Living        Remaining      Benefit(s)       Benefit     Gross Amount     Portion of       Reserve
 Death Benefit     Benefit (s)       (years)     Account Value   Account Value   of Reserve      Reinsured        Credit
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
  1 year Ratchet      5% Rollup,        0         $         849                                      5% death
                       6% Rollup        1                 1,046                                       benefit
                                        2                   777                                    55% living
                                   3 and after               41                                       benefit
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
                                                  $       2,713   $     31,238   $      1,044                   $        140
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
          Hybrid            None            N/A             N/A   $      1,787   $         35               4%  $          2
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
           Reset            None            N/A             N/A   $      2,911   $          4               5%  $         --
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------

                                        0         $          65                                      6% death
                                        1                     3                                       benefit
                                        2                     3                                    55% living
       5% Rollup       5% Rollup   3 and after               13                                       benefit
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
                                                  $          84   $        754   $         70                   $          6
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
             ROP            None            N/A             N/A   $        719   $          6               3%  $         --
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
   Other Ratchet            None            N/A             N/A   $      2,132   $         22               4%  $          1
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------

                   3% Rollup, 4%        0         $         454                                     29% death
                   Rollup and 6%        1                    16                                       benefit
                          Rollup        2                    12                                    55% living
    Other Rollup                   3 and after               86                                       benefit
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------
                                                  $         568   $        631   $         62                   $         22
----------------- --------------- -------------- --------------- -------------- -------------- --------------- --------------


Notes
i) Hybrid benefits comprise combinations of ratchets, rollup and reset benefits.
ii) Living-benefit reserves are obtained by using their associated account values to prorate their aggregate client-level reserve.


NOTE  19  -   RETROSPECTIVELY   RATED   CONTRACTS  AND   CONTRACTS   SUBJECT  TO
REDETERMINATION

The Company estimates accrued retrospective premium adjustments for its group health insurance business through a mathematical approach using the Company's underwriting rules and experience rating practices.

The amount of net premiums written by the Company that are subject to retrospective rating features was $3.4 billion in 2005, $3.7 billion in 2004 and $4.3 billion in 2003, respectively, that represented 75.5%, 78.4% and 83.3% respectively, of the total net premiums written for group health. No other net premiums written by the Company are subject to retrospective rating features.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 20 - HEALTH CARE RECEIVABLES

Pharmaceutical Rebate Receivables

The Company's methodology for estimating pharmaceutical rebate receivables is based on actual utilization experiences and manufacturers' contracted rate.


(In millions)
---------------------------------------------------------------------------------------------------------------------------
                                                             Actual Rebates           Actual Rebates         Actual Rebates
               Estimated Pharmacy                       Collected Within 90   Collected Within 91 to    Collected More Than
Quarter    Rebates as Reported on   Pharmacy Rebates as  Days of Invoicing/   180 Days of Invoicing/         180 Days After
Ended        Financial Statements    Invoiced/Confirmed        Confirmation             Confirmation Invoicing/Confirmation

---------------------------------------------------------------------------------------------------------------------------
12/31/05        $              86       $            61         $           --          $         --            $        --
09/30/05                       86                    59                     29                    --                     --
06/30/05                       90                    61                     49                    13                     (6)
03/31/05                       70                    61                     41                    19                     76

12/31/04        $              69       $            63         $           46          $         16            $        --
09/30/04                       87                    61                     49                    12                     --
06/30/04                       78                    63                     53                     9                     --
03/31/04                       88                    71                     48                    18                      2


NOTE 21 - PREMIUM DEFICIENCY RESERVES

As of December 31, 2005 and 2004, the Company had liabilities of $16 million related to premium deficiency reserves. On accident and health contracts, the Company did consider anticipated investment income when calculating its premium deficiency reserves on these contracts.

NOTE 22 - RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

The Company generally waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

The Company has issued or assumed substandard policies either with rated-up age, or with extra premium, temporary or otherwise, or at a special scale of premiums. In the case of those with rated-up age, the valuation is done at such rated-up age or an equivalent percentage rating.

As of December 31, 2005 and 2004, the Company had $2.3 billion and $2.6 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. As of December 31, 2005 and 2004, reserves to cover the above insurance totaled $19 million and $21 million, respectively.

With respect to group insurance, group pension, settlement annuities, individual insurance, and special marketing operations, Tabular Interest, Tabular Less Actual Reserves Released, and Tabular Cost have been determined by formula as described in the NAIC instructions. With respect to reinsurance operations, please see the description of reserve calculations in Note 12. With respect to corporate insurance operations, these items have been determined from a combination of the formula described in the NAIC instructions. With respect to international operations, these items are calculated and developed by formulas established in the TRITON valuation system, the program used in establishing legally computed reserves.

Tabular interest on funds not involving life contingencies was determined from the basic data for the calculation of deposit fund liabilities.

                         NOTES TO FINANCIAL STATEMENTS


For some group insurance operations, interest is credited annually on the prior year reserve balance plus the current year cash flow. The credited rate is equal to the declared GUL cash accumulation fund rate less the spread stipulated in the contract.

Significant other net increases include changes in reserves due to variation in the ordinary life insurance line of business and group annuity New York minimum reserve adjustments.

NOTE 23 - ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Contract Funds and Other Liabilities Without Life or Disability Contingencies as of December 31, 2005 and 2004 were as follows:


(In millions)                                                      2005                               2004
                                                       -----------------------------      ------------------------------
                                                          Amount       % of Total             Amount       % of Total
Subject to discretionary withdrawal - with adjustment:
  With market value adjustment                         $       4,362            36%       $        9,764            22%
  At book value less current surrender charge of 5% or            36                                  11            --%
more                                                                             1%
  At market value                                                880             7%               27,183            62%
                                                       -------------- -------------- -------------------- --------------
  Total with adjustment or at market value                     5,278            44%               36,958            84%
  At book value without adjustment (minimal or no
    charge or adjustment)                                        546             4%                  779             2%

    Not subject to discretionary withdrawal                    6,245            52%                6,079            14%
    provision
                                                       -------------- -------------- -------------------- --------------
    Total (gross)                                             12,069           100%               43,816           100%
    Reinsurance ceded                                         (3,896)                             (8,717)
                                                       --------------                     ---------------
    Total annuity and deposit-type reserves            $       8,173                      $       35,099
                                                       ==============                     ===============

    Life & Accident & Health Annual Statement:
         Annuities General account:                    $       3,335                      $        3,484
         Supplementary contracts with life
                 contingencies                                   149                                 155
         Deposit-Type Contracts                                  781                                 826
                                                       --------------                     ---------------
                                                       --------------                     ---------------
         Subtotal                                              4,265                               4,465
                                                       --------------                     ---------------
    Separate Accounts:
         Annuities                                             1,887                                 642
         Supplementary contracts with life
           contingencies                                         426                                 425
         Policyholder dividend and coupon
           accumulations                                       1,595                              29,550
         Other contract deposit funds                             --                                  17
                                                       --------------                     ---------------
                                                       --------------                     ---------------
         Subtotal                                              3,908                              30,634
                                                       --------------                     ---------------
                                                       --------------                     ---------------

         Total annuity and deposit type reserves       $       8,173                      $       35,099
                                                       ==============                     ===============


                         NOTES TO FINANCIAL STATEMENTS


NOTE 24 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2005 and 2004 were as follows:


             (In millions)                             2005                     2004
                                           --------------------------  --------------------------
             Type                            Gross    Net of Loading     Gross    Net of Loading
             ----                            -----    --------------     -----    --------------
             Group Life                           19           19            19            19
             Ordinary Renewal                      3            3             3             3
                                           ----------   ----------   ----------    ----------
             Totals                        $      22    $      22     $      22    $       22
                                           ==========   ==========   ==========    ==========


NOTE 25 - SEPARATE ACCOUNTS

Separate accounts held by the Company primarily represent funds for variable and fixed immediate and deferred annuities, variable universal and universal life contracts, supplemental life benefits, and survivor income benefits. The assets of these accounts are generally carried at market value, with the exception of the nonindexed guaranteed products that are carried at amortized cost.

Information regarding the separate accounts of the Company for the periods ending December 31, 2005 and 2004 is as follows:


(In millions)                                                   2005
                                                                ----
                                        ---------------------------------------------------
                                        ---------------------------------------------------
                                          Non-indexed       Nonguaranteed          Total
                                         guarantee less       Separate
                                        than/equal to 4%      Accounts
                                        ---------------------------------------------------
Premiums, considerations or deposits
for year
 ended December 31, 2005                $             --      $        572    $        572
                                        ===================================================

Reserves at December 31, 2005: For accounts with assets at:
     Market value                       $             --      $      4,542    $      4,542
     Amortized cost                                1,361                --           1,361
                                        ---------------------------------------------------
     Total reserves                     $          1,361      $      4,542    $      5,903
                                        ===================================================

By withdrawal characteristics:
     With market value adjustment                     --               374             374
     At market value                                  --             4,163           4,163
     At book value without market value
       adjustment and with current
     surrender
       charge of less than 5%                      1,361                --           1,361
                                        ---------------------------------------------------
     Subtotal                                      1,361             4,537           5,898
     Not subject to discretionary
     withdrawal                                       --                 5               5
                                        ---------------------------------------------------
     Total                              $          1,361      $       4,542   $      5,903
                                        ===================================================

There was no reserve for asset risk in lieu of AVR at December 31, 2005.

                                       34

                         NOTES TO FINANCIAL STATEMENTS



     (In millions)                                                  2004
                                                                    ----
                                             ----------------------------------------------------
                                             ----------------------------------------------------
                                                 Non-indexed      Nonguaranteed        Total
                                               guarantee less        Separate
                                              than/equal to 4%       Accounts
                                             ----------------------------------------------------
     Premiums, considerations or deposits
     for year
       ended December 31, 2004                $            24     $        2,653    $      2,677
                                             ====================================================

     Reserves at December 31, 2004: For accounts with assets at:
              Market value                                        $       32,647    $     32,647
              Amortized cost                            1,313                407           1,720
                                             ----------------------------------------------------
              Total reserves                  $         1,313     $       33,054    $     34,367
                                             ====================================================

     By withdrawal characteristics:
              Subject to discretionary
              withdrawal                      $            --     $        2,796    $      2,796
              With market value adjustment                 --                421             421
              At book value without market
              value adjustment and with
              current surrender charge of
              5% or more                                   --             25,747          25,747
              At market value                              --              3,492           3,492
              At book value without market
                value adjustment and with
              current
                 surrender charge of less
              than 5%                                   1,313                 --           1,313
                                             ----------------------------------------------------
              Subtotal                        $         1,313     $       32,456    $     33,769
              Not subject to discretionary
                withdrawal                                 --                598             598
                                             ----------------------------------------------------
              Total                           $         1,313 $           33,054    $     34,367
                                             ====================================================

     There was no reserve for asset risk in lieu of AVR at December 31, 2004.

     Reconciliation of Net Transfers To (From) Separate Accounts:

     (In millions)                                                                                2005             2004
                                                                                              ------------- -- -------------
     Transfers as reported in the Summary of Operations of the Separate Accounts
         Statement:
         Transfers to Separate Accounts                                                   $           586            2,715
         Transfers from Separate Accounts                                                          (1,158)          (4,161)
                                                                                              ------------- -- -------------
         Net transfers from Separate Accounts                                                        (572)          (1,446)
     Reconciling Adjustments:
         Separate Account Reserve and other transfers                                                   3                7
         Separate Account Deposit Type Contracts                                                     (231)           1,261
                                                                                              ------------- -- -------------
     Transfers as reported in the Statement of Income and changes in Capital and           $                $
         Surplus                                                                                     (800)            (178)
                                                                                              ============= == =============
                                       35

NOTE 26- LOSS/CLAIM ADJUSTMENTS

The table below reconciles the Company's accident & health unpaid claims liabilities between December 31, 2005 and December 31, 2004, as follows:

     (In millions)                                                                   2005                2004
                                                                                --------------- --- ---------------
     Liability at beginning of year                                          $           1,260   $           1,323

     Incurred expenses for insured or covered events, current year                       3,673               4,261
     Incurred expenses (income) for insured or covered events, prior years                (155)               (166)
                                                                                --------------- --- ---------------
                                                                                --------------- --- ---------------
              Total provision                                                            3,518               4,095
     Payments for insured or covered events, current year                                3,388               3,321
     Payments for insured or covered events, prior years                                   610                 837
                                                                                --------------- --- ---------------
                                                                                --------------- --- ---------------
              Total payments                                                             3,998               4,158
                                                                                --------------- --- ---------------
                                                                                --------------- --- ---------------
     Liability at end of year                                                $             780   $           1,260
                                                                                =============== === ===============

The Company took into account estimated anticipated salvage and subrogation in its determination of the liability for unpaid claims/losses which resulted in no change to the liability for the periods presented.

                       ----------------------------------------------------
                       CG VARIABLE ANNUITY SEPARATE ACCOUNT
                       FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 AND FOR THE PERIODS ENDED DECEMBER 31, 2005 AND DECEMBER
                       31, 2004, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the CG Variable Annuity Separate Account (the "Account") as of December 31, 2005, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the CG Variable Annuity Separate Account as of December 31, 2005, the results of operations for the period then ended and the changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 10, 2006

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                               AIM Variable     AIM Variable     AIM Variable     AIM Variable     AIM Variable     AIM Variable
                                 Insurance        Insurance        Insurance        Insurance        Insurance        Insurance
                                   Funds            Funds            Funds            Funds            Funds            Funds
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                 AIM V. I.        AIM V. I.                                          AIM V. I.        AIM V. I.
                                Aggressive          Basic          AIM V. I.        AIM V. I.         Capital          Capital
                                  Growth          Balanced        Basic Value       Blue Chip      Appreciation      Development
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $     1,525,992  $     4,723,006  $    10,540,463  $     2,357,140  $    74,215,310  $     5,149,728
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets                $     1,525,992  $     4,723,006  $    10,540,463  $     2,357,140  $    74,215,310  $     5,149,728
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $     1,525,992  $     4,723,006  $    10,540,463  $     2,357,140  $    74,215,310  $     5,149,728
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets            $     1,525,992  $     4,723,006  $    10,540,463  $     2,357,140  $    74,215,310  $     5,149,728
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                      121,884          429,755          852,099          333,400        3,007,103          320,058
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $     1,307,004  $     4,243,997  $     8,576,870  $     2,025,534  $    51,163,953  $     4,011,477
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         11.32  $         11.24  $         12.96  $          6.40  $         24.87  $         14.53
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                               AIM Variable     AIM Variable     AIM Variable     AIM Variable     AIM Variable     AIM Variable
                                 Insurance        Insurance        Insurance        Insurance        Insurance        Insurance
                                   Funds            Funds            Funds            Funds            Funds            Funds
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                  AIM V. I.        AIM V. I.        AIM V. I.
                                 AIM V. I.       Demographic      Diversified      Government        AIM V. I.        AIM V. I.
                                Core Equity        Trends           Income         Securities         Growth         High Yield
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $    38,242,854  $       797,801  $    12,154,821  $     9,165,838  $    36,801,200  $     1,865,386
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets                $    38,242,854  $       797,801  $    12,154,821  $     9,165,838  $    36,801,200  $     1,865,386
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $    38,242,854  $       797,801  $    12,154,821  $     9,165,838  $    36,801,200  $     1,865,386
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets            $    38,242,854  $       797,801  $    12,154,821  $     9,165,838  $    36,801,200  $     1,865,386
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                    1,630,825          133,189        1,441,853          772,185        2,133,403          309,351
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $    26,149,667  $       743,550  $    13,719,207  $     9,032,089  $    33,852,542  $     1,807,553
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         24.00  $          5.38  $         15.60  $         15.27  $         18.36  $          9.73
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------

                               AIM Variable     AIM Variable     AIM Variable     AIM Variable     AIM Variable     AIM Variable
                                 Insurance        Insurance        Insurance        Insurance        Insurance        Insurance
                                   Funds            Funds            Funds            Funds            Funds            Funds
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                 AIM V. I.        AIM V. I.
                               International       Mid Cap         AIM V. I.        AIM V. I.        AIM V. I.        AIM V. I.
                                  Growth         Core Equity     Money Market    Premier Equity     Technology        Utilities
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $    44,678,333  $     7,571,198  $     8,275,566  $    80,036,667  $       268,513  $     5,144,555
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total assets                $    44,678,333  $     7,571,198  $     8,275,566  $    80,036,667  $       268,513  $     5,144,555
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $    44,678,333  $     7,571,198  $     8,275,566  $    80,036,667  $       268,513  $     5,144,555
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

  Total net assets            $    44,678,333  $     7,571,198  $     8,275,566  $    80,036,667  $       268,513  $     5,144,555
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                    1,928,284          556,297        8,275,566        3,585,872           21,159          288,534
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $    29,395,159  $     6,472,499  $     8,275,566  $    57,549,016  $       236,207  $     3,876,766
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         23.64  $         14.91  $         13.15  $         24.09  $         11.19  $         14.11
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                      AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                       Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                         Funds           Funds           Funds           Funds           Funds           Funds
                                      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                        AIM V. I.       AIM V. I.                                       AIM V. I.       AIM V. I.
                                       Aggressive         Basic         AIM V. I.       AIM V. I.        Capital         Capital
                                         Growth       Balanced (a)     Basic Value      Blue Chip      Appreciation    Development
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $            -  $       68,076  $        9,302  $       13,728  $       46,002  $            -
Charges from Connecticut General
  Life
  Insurance Company:
    Mortality and expense risk              (19,003)        (60,807)       (138,456)        (32,291)       (976,112)        (70,312)
    Administrative expense                   (1,512)         (4,836)        (11,013)         (2,568)        (77,641)         (5,593)
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net investment income (loss)            (20,515)          2,433        (140,167)        (21,131)     (1,007,751)        (75,905)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
    Proceeds from sales                     460,161         881,606       2,940,082         823,591      20,003,082       1,954,552
    Cost of investments sold                424,790         808,502       2,449,842         725,269      14,943,510       1,605,272
                                     --------------  --------------  --------------  --------------  --------------  --------------

     Realized gains (losses)
       on fund shares                       35,371          73,104         490,240          98,322       5,059,572         349,280

Realized gain distributions                       -               -         118,706               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net realized gains (losses)              35,371          73,104         608,946          98,322       5,059,572         349,280

Change in unrealized gains (losses)          34,538         106,500         (20,724)        (30,855)        971,323         165,792
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net realized and unrealized
      gains (losses) on investments          69,909         179,604         588,222          67,467       6,030,895         515,072
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                  $       49,394  $      182,037  $      448,055  $       46,336  $    5,023,144  $      439,167
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Previously known as AIM V. I. Balanced

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                      AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                       Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                         Funds           Funds           Funds           Funds           Funds           Funds
                                      Sub-Account     Sub-Account     Sub-Account     Pub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                                       AIM V. I.       AIM V. I.        AIM V. I.
                                       AIM V. I.      Demographic     Diversified      Government      AIM V. I.       AIM V. I.
                                      Core Equity      Trends (b)        Income        Securities        Growth        High Yield
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $      577,543  $            -  $      762,778  $      299,556  $            -  $      170,215
Charges from Connecticut General
  Life
  Insurance Company:
    Mortality and expense risk             (520,578)        (11,765)       (179,384)       (127,601)       (490,677)        (28,858)
    Administrative expense                  (41,407)           (936)        (14,268)        (10,150)        (39,029)         (2,295)
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net investment income (loss)             15,558         (12,701)        569,126         161,805        (529,706)        139,062
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
    Proceeds from sales                  10,865,072         592,211       5,374,179       3,149,029      10,592,373       1,416,037
    Cost of investments sold              7,587,154         609,326       5,833,653       3,033,222      10,462,401       1,262,237
                                     --------------  --------------  --------------  --------------  --------------  --------------

      Realized gains (losses)
        on fund shares                    3,277,918         (17,115)       (459,474)        115,807         129,972         153,800

Realized gain distributions                       -               -               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net realized gains (losses)           3,277,918         (17,115)       (459,474)        115,807         129,972         153,800

Change in unrealized gains (losses)      (1,846,811)         40,454         104,218        (250,953)      2,432,078        (270,002)
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net realized and unrealized
      gains (losses) on investments       1,431,107          23,339        (355,256)       (135,146)      2,562,050        (116,202)
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                  $    1,446,665  $       10,638  $      213,870  $       26,659  $    2,032,344  $       22,860
                                     ==============  ==============  ==============  ==============  ==============  ==============

(b) Previously known as AIM V. I. Dent Demographics

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                                      AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable    AIM Variable
                                       Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                         Funds           Funds           Funds           Funds           Funds           Funds
                                      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                     --------------  --------------  --------------  --------------  --------------  --------------

                                       AIM V. I.       AIM V. I.
                                     International      Mid Cap        AIM V. I.       AIM V. I.       AIM V. I.       AIM V. I.
                                         Growth       Core Equity     Money Market   Premier Equity    Technology      Utilities
                                     --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                            $      275,744  $       38,286  $      234,398  $      673,599  $            -  $      118,210
Charges from Connecticut General
  Life
  Insurance Company:
    Mortality and expense risk             (548,839)        (98,691)       (118,775)     (1,089,140)         (3,917)        (64,308)
    Administrative expense                  (43,655)         (7,850)         (9,447)        (86,631)           (311)         (5,115)
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net investment income (loss)           (316,750)        (68,255)        106,176        (502,172)         (4,228)         48,787
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on
  fund shares:
    Proceeds from sales                  10,087,546       2,373,127       7,745,714      23,804,350         230,377       1,325,194
    Cost of investments sold              7,373,222       2,005,451       7,745,714      17,814,216         218,428       1,011,614
                                     --------------  --------------  --------------  --------------  --------------  --------------

      Realized gains (losses)
        on fund shares                    2,714,324         367,676               -       5,990,134          11,949         313,580

Realized gain distributions                       -         234,033               -               -               -               -
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net realized gains (losses)           2,714,324         601,709               -       5,990,134          11,949         313,580

Change in unrealized gains (losses)       4,129,394         (53,611)              -      (2,296,291)        (12,922)        363,688
                                     --------------  --------------  --------------  --------------  --------------  --------------

    Net realized and unrealized
      gains (losses) on investments       6,843,718         548,098               -       3,693,843            (973)        677,268
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                  $    6,526,968  $      479,843  $      106,176  $    3,191,671  $       (5,201) $      726,055
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                              AIM Variable                    AIM Variable                    AIM Variable
                                               Insurance                       Insurance                       Insurance
                                                 Funds                           Funds                           Funds
                                              Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                               AIM V. I.
                                               Aggressive                   AIM V. I. Basic                    AIM V. I.
                                                 Growth                       Balanced (a)                    Basic Value
                                     ------------------------------  ------------------------------  ------------------------------
                                          2005            2004            2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $      (20,515) $      (23,433) $        2,433  $       (2,256) $     (140,167) $     (141,636)
Net realized gains (losses)                  35,371          10,744          73,104          66,850         608,946         396,998
Change in unrealized gains (losses)          34,538         156,670         106,500         212,938         (20,724)        731,701
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                            49,394         143,981         182,037         277,532         448,055         987,063
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -              20               -              30           2,400          96,772
Benefit payments                               (465)        (38,056)        (58,963)       (168,911)       (159,809)        (33,405)
Payments on termination                    (208,756)       (373,245)       (653,672)     (1,639,756)     (2,080,125)     (2,659,156)
Annuity account fee                            (694)           (866)         (1,984)         (2,174)         (4,518)         (5,012)
Transfers among the sub-accounts
  and with the Fixed Account - net           56,255         217,123         352,915         963,833         667,291       2,946,113
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions               (153,660)       (195,024)       (361,704)       (846,978)     (1,574,761)        345,312
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS          (104,266)        (51,043)       (179,667)       (569,446)     (1,126,706)      1,332,375

NET ASSETS AT BEGINNING OF PERIOD         1,630,258       1,681,301       4,902,673       5,472,119      11,667,169      10,334,794
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $    1,525,992  $    1,630,258  $    4,723,006  $    4,902,673  $   10,540,463  $   11,667,169
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  150,207         170,857         453,192         536,528         938,847         911,220
      Units issued                           30,681          75,657          61,254         154,765         152,989         384,522
      Units redeemed                        (46,110)        (96,307)        (94,130)       (238,101)       (278,723)       (356,895)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of period        134,778         150,207         420,316         453,192         813,113         938,847
                                     ==============  ==============  ==============  ==============  ==============  ==============

(a) Previously known as AIM V. I. Balanced

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                              AIM Variable                    AIM Variable                    AIM Variable
                                               Insurance                       Insurance                       Insurance
                                                 Funds                           Funds                           Funds
                                              Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                               AIM V. I.                       AIM V. I.
                                             AIM V. I. Blue                     Capital                         Capital
                                                  Chip                        Appreciation                    Development
                                     ------------------------------  ------------------------------  ------------------------------
                                          2005            2004            2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $      (21,131) $      (34,807) $   (1,007,751) $   (1,270,941) $      (75,905) $      (62,484)
Net realized gains (losses)                  98,322          71,328       5,059,572       4,514,195         349,280         115,361
Change in unrealized gains (losses)         (30,855)         51,323         971,323         857,706         165,792         564,104
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                            46,336          87,844       5,023,144       4,100,960         439,167         616,981
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -              20         118,258         160,537           1,600              20
Benefit payments                            (45,408)        (52,541)     (1,732,622)     (1,807,363)        (19,357)        (88,230)
Payments on termination                    (633,937)       (396,453)    (14,523,259)    (16,382,975)     (1,578,129)       (707,022)
Annuity account fee                          (1,062)         (1,257)        (46,695)        (58,422)         (2,350)         (2,291)
Transfers among the sub-accounts
  and with the Fixed Account - net          177,228         204,914      (2,622,657)     (2,782,292)        779,005       1,451,616
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions               (503,179)       (245,317)    (18,806,975)    (20,870,515)       (819,231)        654,093
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS          (456,843)       (157,473)    (13,783,831)    (16,769,555)       (380,064)      1,271,074

NET ASSETS AT BEGINNING OF PERIOD         2,813,983       2,971,456      87,999,141     104,768,696       5,529,792       4,258,718
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $    2,357,140  $    2,813,983  $   74,215,310  $   87,999,141  $    5,149,728  $    5,529,792
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  448,934         489,558       3,799,368       4,758,009         411,495         361,090
      Units issued                           63,488         112,348         106,391         227,402         105,445         202,392
      Units redeemed                       (144,156)       (152,972)       (921,479)     (1,186,043)       (162,540)       (151,987)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of period        368,266         448,934       2,984,280       3,799,368         354,400         411,495
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                              AIM Variable                    AIM Variable                    AIM Variable
                                               Insurance                       Insurance                       Insurance
                                                 Funds                           Funds                           Funds
                                              Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                               AIM V. I.                       AIM V. I.
                                             AIM V. I. Core                   Demographic                     Diversified
                                                 Equity                        Trends (b)                        Income
                                     ------------------------------  ------------------------------  ------------------------------
                                          2005            2004            2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $       15,558  $     (216,582) $      (12,701) $      (18,500) $      569,126  $      695,254
Net realized gains (losses)               3,277,918       2,800,962         (17,115)        (25,907)       (459,474)       (420,008)
Change in unrealized gains (losses)      (1,846,811)        783,229          40,454         119,749         104,218         353,655
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                         1,446,665       3,367,609          10,638          75,342         213,870         628,901
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                     15,462         112,170               -               -          22,500          45,800
Benefit payments                         (1,148,559)       (951,730)              -               -        (456,052)       (712,477)
Payments on termination                  (8,290,585)     (7,708,678)       (447,257)       (103,685)     (4,338,119)     (3,678,206)
Annuity account fee                         (20,379)        (25,722)           (342)           (648)         (5,990)         (7,528)
Transfers among the sub-accounts
  and with the Fixed Account - net         (413,144)     (1,183,786)       (107,704)         15,316         118,835          (5,689)
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions             (9,857,205)     (9,757,746)       (555,303)        (89,017)     (4,658,826)     (4,358,100)
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS        (8,410,540)     (6,390,137)       (544,665)        (13,675)     (4,444,956)     (3,729,199)

NET ASSETS AT BEGINNING OF PERIOD        46,653,394      53,043,531       1,342,466       1,356,141      16,599,777      20,328,976
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $   38,242,854  $   46,653,394  $      797,801  $    1,342,466  $   12,154,821  $   16,599,777
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                2,019,711       2,468,529         261,242         281,854       1,080,172       1,370,674
      Units issued                          102,444         110,035           3,569          76,824          86,890         107,476
      Units redeemed                       (528,614)       (558,853)       (116,649)        (97,436)       (387,925)       (397,978)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of period      1,593,541       2,019,711         148,162         261,242         779,137       1,080,172
                                     ==============  ==============  ==============  ==============  ==============  ==============

(b) Previously known as AIM V. I. Dent Demographics

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                      AIM Variable            AIM Variable                    AIM Variable
                                        Insurance              Insurance                       Insurance
                                          Funds                  Funds                           Funds
                                       Sub-Account            Sub-Account                     Sub-Account
                                     --------------  ------------------------------  ------------------------------

                                        AIM V. I.               AIM V. I.
                                         Global                Government                       AIM V. I.
                                        Utilities              Securities                        Growth
                                     --------------  ------------------------------  ------------------------------
                                        2004 (c)          2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $      127,982  $      161,805  $      264,383  $     (529,706) $     (644,844)
Net realized gains (losses)              (1,423,152)        115,807         342,200         129,972        (668,021)
Change in unrealized gains (losses)       1,318,959        (250,953)       (450,421)      2,432,078       4,158,007
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                            23,789          26,659         156,162       2,032,344       2,845,142
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -             450           3,501          63,518         125,089
Benefit payments                            (71,387)       (229,428)       (639,563)     (1,071,852)     (1,093,695)
Payments on termination                    (250,936)     (2,217,800)     (2,592,081)     (7,107,241)     (7,867,371)
Annuity account fee                               -          (3,470)         (5,126)        (22,122)        (27,434)
Transfers among the sub-accounts
  and with the Fixed Account - net       (4,399,976)       (238,487)     (1,805,958)     (1,739,719)     (1,245,391)
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions             (4,722,299)     (2,688,735)     (5,039,227)     (9,877,416)    (10,108,802)
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS        (4,698,510)     (2,662,076)     (4,883,065)     (7,845,072)     (7,263,660)

NET ASSETS AT BEGINNING OF PERIOD         4,698,510      11,827,914      16,710,979      44,646,272      51,909,932
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $            -  $    9,165,838  $   11,827,914  $   36,801,200  $   44,646,272
                                     ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  316,353         776,795       1,110,433       2,577,769       3,199,932
      Units issued                          307,277          45,597         162,620         101,621         119,961
      Units redeemed                       (623,630)       (222,179)       (496,258)       (675,424)       (742,124)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of period              -         600,213         776,795       2,003,966       2,577,769
                                     ==============  ==============  ==============  ==============  ==============

(c) On April 30, 2004, AIM V. I. Global Utilities merged into AIM V.I. Utilities

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                              AIM Variable                    AIM Variable                    AIM Variable
                                               Insurance                       Insurance                       Insurance
                                                 Funds                           Funds                           Funds
                                              Sub-Account                     Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------  ------------------------------

                                                                               AIM V. I.                     AIM V. I. Mid
                                             AIM V. I. High                  International                      Cap Core
                                                 Yield                           Growth                          Equity
                                     ------------------------------  ------------------------------  ------------------------------
                                          2005            2004            2005            2004            2005            2004
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $      139,062  $       44,967  $     (316,750) $     (317,679) $      (68,255) $      (87,049)
Net realized gains (losses)                 153,800         129,528       2,714,324       1,112,694         601,709         640,158
Change in unrealized gains (losses)        (270,002)         91,528       4,129,394       7,978,251         (53,611)        281,734
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                            22,860         266,023       6,526,968       8,773,266         479,843         834,843
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -              14          16,702          31,900               -           3,035
Benefit payments                            (38,070)        (21,253)       (854,614)       (884,343)       (119,249)        (11,062)
Payments on termination                    (392,720)       (784,290)     (8,151,638)     (6,757,206)     (1,917,037)     (1,709,368)
Annuity account fee                            (828)         (1,407)        (22,259)        (24,356)         (3,326)         (3,422)
Transfers among the sub-accounts
  and with the Fixed Account - net         (726,925)        (63,774)      1,106,837         701,440       1,300,000       1,826,013
                                     --------------  --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions             (1,158,543)       (870,710)     (7,904,972)     (6,932,565)       (739,612)        105,196
                                     --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS        (1,135,683)       (604,687)     (1,378,004)      1,840,701        (259,769)        940,039

NET ASSETS AT BEGINNING OF PERIOD         3,001,069       3,605,756      46,056,337      44,215,636       7,830,967       6,890,928
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $    1,865,386  $    3,001,069  $   44,678,333  $   46,056,337  $    7,571,198  $    7,830,967
                                     ==============  ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  312,701         412,326       2,266,383       2,661,700         557,431         550,760
      Units issued                           30,776         110,337         193,315         214,685         146,439         252,665
      Units redeemed                       (151,667)       (209,962)       (569,931)       (610,002)       (196,239)       (245,994)
                                     --------------  --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of period        191,810         312,701       1,889,767       2,266,383         507,631         557,431
                                     ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------

                                              AIM Variable            AIM Variable            AIM Variable
                                               Insurance                Insurance              Insurance
                                                 Funds                    Funds                  Funds
                                              Sub-Account              Sub-Account            Sub-Account
                                     ------------------------------  --------------  ------------------------------

                                                AIM V. I.            AIM V. I. New             AIM V. I.
                                              Money Market             Technology            Premier Equity
                                     ------------------------------  --------------  ------------------------------
                                          2005            2004          2004 (d)          2005            2004
                                     --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $      106,176  $      (88,614) $       (2,772) $     (502,172) $   (1,009,670)
Net realized gains (losses)                       -               -        (158,519)      5,990,134       5,869,104
Change in unrealized gains (losses)               -               -         119,980      (2,296,291)       (981,279)
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                           106,176         (88,614)        (41,311)      3,191,671       3,878,155
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                     11,428          16,696           3,200         104,736         287,551
Benefit payments                         (2,737,567)     (2,235,480)              -      (2,004,905)     (2,577,675)
Payments on termination                  (5,944,409)     (9,037,309)        (63,984)    (16,733,727)    (18,786,371)
Annuity account fee                          (4,715)         (5,613)              -         (50,356)        (63,770)
Transfers among the sub-accounts
  and with the Fixed Account - net        6,542,623       5,631,082        (509,006)     (3,859,253)     (5,225,458)
                                     --------------  --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions             (2,132,640)     (5,630,624)       (569,790)    (22,543,505)    (26,365,723)
                                     --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS        (2,026,464)     (5,719,238)       (611,101)    (19,351,834)    (22,487,568)

NET ASSETS AT BEGINNING OF PERIOD        10,302,030      16,021,268         611,101      99,388,501     121,876,069
                                     --------------  --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $    8,275,566  $   10,302,030  $            -  $   80,036,667  $   99,388,501
                                     ==============  ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                  792,045       1,223,519          71,744       4,300,029       5,502,018
      Units issued                          934,553       1,817,000          73,732         147,913         127,698
      Units redeemed                     (1,097,506)     (2,248,474)       (145,476)     (1,125,787)     (1,329,687)
                                     --------------  --------------  --------------  --------------  --------------
  Units outstanding at end of period        629,092         792,045               -       3,322,155       4,300,029
                                     ==============  ==============  ==============  ==============  ==============

(d) On April 30, 2004, AIM V. I. New Technology merged into AIM V.I. Technology

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------

                                              AIM Variable                    AIM Variable
                                               Insurance                       Insurance
                                                 Funds                           Funds
                                              Sub-Account                     Sub-Account
                                     ------------------------------  ------------------------------

                                                AIM V. I.                       AIM V. I.
                                               Technology                       Utilities
                                     ------------------------------  ------------------------------
                                          2005        2004 (d) (e)        2005        2004 (c) (e)
                                     --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $       (4,228) $       (4,152) $       48,787  $      (41,168)
Net realized gains (losses)                  11,949           2,824         313,580          68,993
Change in unrealized gains (losses)         (12,922)         45,228         363,688         904,101
                                     --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from operations                            (5,201)         43,900         726,055         931,926
                                     --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                          -               -          20,000          40,000
Benefit payments                             (2,130)              -        (206,574)       (200,701)
Payments on termination                    (118,303)        (42,824)       (975,483)       (387,058)
Annuity account fee                            (183)           (304)         (2,666)         (2,266)
Transfers among the sub-accounts
  and with the Fixed Account - net          (54,096)        447,654         721,119       4,480,203
                                     --------------  --------------  --------------  --------------

Increase (decrease) in net assets
  from contract transactions               (174,712)        404,526        (443,604)      3,930,178
                                     --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS          (179,913)        448,426         282,451       4,862,104

NET ASSETS AT BEGINNING OF PERIOD           448,426               -       4,862,104               -
                                     --------------  --------------  --------------  --------------

NET ASSETS AT END OF PERIOD          $      268,513  $      448,426  $    5,144,555  $    4,862,104
                                     ==============  ==============  ==============  ==============

UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                   40,407               -         397,297               -
      Units issued                           16,911         111,870         306,129         996,248
      Units redeemed                        (33,315)        (71,463)       (338,713)       (598,951)
                                     --------------  --------------  --------------  --------------
  Units outstanding at end of period         24,003          40,407         364,713         397,297
                                     ==============  ==============  ==============  ==============

(c) On April 30, 2004, AIM V. I. Global Utilities merged into AIM V.I. Utilities
(d) On April 30, 2004, AIM V. I. New Technology merged into AIM V.I. Technology
(e) For period beginning April 30, 2004 and ended December 31, 2004

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     CG Variable Annuity Separate Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Connecticut General Life Insurance Company ("CG Life"). The assets of the Account are legally segregated from those of CG Life. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable annuity business to the Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York ("Lincoln Companies"). Effective September 1, 1998, the Lincoln Companies entered into an administrative servicing agreement (the "Agreement") with Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York") whereby Allstate Life and Allstate New York are responsible for the administration of the contracts of the Account. The obligations of Allstate Life and Allstate New York under this Agreement are to Lincoln Companies. Although CG Life is responsible for all policy terms and conditions, Allstate Life and Allstate New York are responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. These services were transitioned from the Lincoln Companies on April 12, 1999.

     CG Life issued the AIM/CIGNA Heritage Variable Annuity contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders but is closed to new contractholders. Absent any contract provisions wherein CG Life contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (collectively the "Funds"):

     AIM VARIABLE INSURANCE FUNDS                        AIM VARIABLE INSURANCE FUNDS (CONTINUED)
       AIM V.I. Aggressive Growth                          AIM V.I. Government Securities
       AIM V.I. Basic Balanced (Previously                 AIM V.I. Growth
         known as AIM V. I. Balanced)                      AIM V.I. High Yield
       AIM V.I. Basic Value                                AIM V.I. International Growth
       AIM V.I. Blue Chip                                  AIM V.I. Mid Cap Core Equity
       AIM V.I. Capital Appreciation                       AIM V.I. Money Market
       AIM V.I. Capital Development                        AIM V.I. New Technology (Merged into AIM
       AIM V.I. Core Equity                                  V.I. Technology on April 30, 2004)
       AIM V.I. Demographic Trends (Previously             AIM V.I. Premier Equity
         known as AIM V. I. Dent Demographics)             AIM V.I. Technology
       AIM V.I. Diversified Income                         AIM V.I. Utilities
       AIM V.I. Global Utilities (Merged into AIM
         V.I. Utilities on April 30, 2004)

     The net assets are affected by the investment results of each fund, transactions by contractholders and certain contract expenses (see Note 3). The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments for the fixed account ("Fixed Account") described below, the latter being included in the general account of CG Life.

     A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     Through the Agreement, Allstate Life and Allstate New York provide insurance and administrative services to the Lincoln Companies for a fee and maintain a Fixed Account, to which contractholders may direct their deposits and receive a fixed rate of return. Allstate Life, as administrator, has sole discretion to invest the assets of the Fixed Account for all contracts except those from New York, subject to applicable law. Allstate New York, as administrator of New York contracts, has sole discretion to invest 85% of the assets of the Fixed Account for all New York contracts, subject to applicable law. The remaining 15% of the New York contracts is invested at the sole discretion of Lincoln Companies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in Section 817(h) of the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of
     Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. As such, the operations of the Account are included in the tax return of CG Life. CG Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income. Earnings and realized capital gains of the Account attributable to the contractholders are excluded in the determination of federal income tax liability of CG Life.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

3.   EXPENSES

     CONTINGENT DEFERRED SALES CHARGE - In the event of withdrawal of the account value, a withdrawal charge may be imposed. The withdrawal charge is 7% of the amount withdrawn prior to the second anniversary of any purchase payment and is reduced by 1% each year in years 2 through 7. In year 8 and subsequent, there is

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     no contingent deferred sales charge. These amounts are included in payments on terminations but are remitted to CG Life.

     MORTALITY AND EXPENSE RISK CHARGE - CG Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the average daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

     ADMINISTRATIVE EXPENSE CHARGE - CG Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account. The administrative expense charge is recognized as a reduction in accumulation unit values.

     ANNUITY ACCOUNT FEE - CG Life deducts an annual maintenance charge of $35 on the last valuation date of each calendar year. This charge will be waived if total deposits are $100,000 or more on the last valuation date of that year. These charges are recognized as redemption of units.

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2005 were as follows:

                                                                    Purchases
                                                                 ---------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
    AIM V. I. Aggressive Growth                                  $       285,987
    AIM V. I. Basic Balanced (a)                                         522,334
    AIM V. I. Basic Value                                              1,343,859
    AIM V. I. Blue Chip                                                  299,281
    AIM V. I. Capital Appreciation                                       188,356
    AIM V. I. Capital Development                                      1,059,416
    AIM V. I. Core Equity                                              1,023,423
    AIM V. I. Demographic Trends (b)                                      24,207
    AIM V. I. Diversified Income                                       1,284,478
    AIM V. I. Government Securities                                      622,100
    AIM V. I. Growth                                                     185,252
    AIM V. I. High Yield                                                 396,555
    AIM V. I. International Growth                                     1,865,824
    AIM V. I. Mid Cap Core Equity                                      1,799,293
    AIM V. I. Money Market                                             5,719,250
    AIM V. I. Premier Equity                                             758,672
    AIM V. I. Technology                                                  51,437
    AIM V. I. Utilties                                                   930,377
                                                                 ---------------
                                                                 $    18,360,101
                                                                 ===============

(a) Previously known as AIM V. I. Balanced
(b) Previously known as AIM V. I. Dent Demographics

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit fair values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2005.

     As discussed in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

        * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

       ** EXPENSE RATIO - These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administration expense charges, for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

      *** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

          Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                             At December 31,                         For the year ended December 31,
                              ---------------------------------------------  -----------------------------------------------
                                 Units        Accumulation      Net Assets      Investment         Expense         Total
                                 (000s)      Unit Fair Value      (000s)       Income Ratio*       Ratio**       Return***
                              ------------  -----------------  ------------  -----------------   ------------   ------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts:
      AIM V. I. Aggressive
        Growth
          2005                         135  $           11.32  $      1,526               0.00%          1.35%          4.32%
          2004                         150              10.85         1,630               0.00           1.35          10.29
          2003                         171               9.84         1,681               0.00           1.35          24.97
          2002                         151               7.87         1,186               0.00           1.35         -23.71
          2001                         210              10.32         2,172               0.00           1.35         -27.07
      AIM V. I. Basic
        Balanced (a)
          2005                         420              11.24         4,723               1.41           1.35           3.87
          2004                         453              10.82         4,903               1.33           1.35           6.07
          2003                         537              10.20         5,472               2.47           1.35          14.79
          2002                         306               8.88         2,718               2.82           1.35         -18.22
          2001                         240              10.86         2,603               3.09           1.35         -12.63

(a) Previously known as AIM V.I. Balanced

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                             At December 31,                         For the year ended December 31,
                              ---------------------------------------------  -----------------------------------------------
                                 Units        Accumulation      Net Assets      Investment         Expense         Total
                                 (000s)      Unit Fair Value      (000s)       Income Ratio*       Ratio**       Return***
                              ------------  -----------------  ------------  -----------------   ------------   ------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts (continued):
      AIM V. I. Basic Value
          2005                         813  $           12.96  $     10,540               0.08%          1.35%          4.31%
          2004                         939              12.43        11,667               0.00           1.35           9.57
          2003                         911              11.34        10,335               0.04           1.35          31.82
          2002                         741               8.60         6,376               0.00           1.35         -23.20
          2001 (f)                     317              11.20         3,552               0.22           1.35          12.02
      AIM V. I. Blue Chip
          2005                         368               6.40         2,357               0.53           1.35           2.11
          2004                         449               6.27         2,814               0.10           1.35           3.27
          2003                         490               6.07         2,971               0.00           1.35          23.47
          2002                         320               4.92         1,575               0.00           1.35         -27.15
          2001                         392               6.75         2,645               0.02           1.35         -23.59
      AIM V. I. Capital
        Appreciation
          2005                       2,984              24.87        74,215               0.06           1.35           7.37
          2004                       3,799              23.16        87,999               0.00           1.35           5.19
          2003                       4,758              22.02       104,769               0.00           1.35          27.77
          2002                       5,803              17.23       100,012               0.00           1.35         -25.38
          2001                       7,767              23.09       179,377               0.00           1.35         -24.32
      AIM V. I. Capital
        Development
          2005                         354              14.53         5,150               0.00           1.35           8.13
          2004                         411              13.44         5,530               0.00           1.35          13.94
          2003                         361              11.79         4,259               0.00           1.35          33.53
          2002                         279               8.83         2,463               0.00           1.35         -22.42
          2001                         161              11.38         1,830               0.00           1.35          -9.33
      AIM V. I. Core Equity
          2005                       1,594              24.00        38,243               1.36           1.35           3.89
          2004                       2,020              23.10        46,653               0.89           1.35           7.50
          2003                       2,469              21.49        53,044               0.93           1.35          22.74
          2002                       2,960              17.51        51,811               0.28           1.35         -16.72
          2001                       4,030              21.02        84,709               0.04           1.35         -23.88
      AIM V. I. Demographic
        Trends (b)
          2005                         148               5.38           798               0.00           1.35           4.78
          2004                         261               5.14         1,342               0.00           1.35           6.80
          2003                         282               4.81         1,356               0.00           1.35          35.63
          2002                         152               3.55           538               0.00           1.35         -33.11
          2001                         226               5.30         1,197               0.00           1.35         -32.84

(b) Previously known as AIM V.I. Dent Demographics
(f) For the period beginning October 1, 2001 and ended December 31, 2001

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                             At December 31,                         For the year ended December 31,
                              ---------------------------------------------  -----------------------------------------------
                                 Units        Accumulation      Net Assets      Investment         Expense         Total
                                 (000s)      Unit Fair Value      (000s)       Income Ratio*       Ratio**       Return***
                              ------------  -----------------  ------------  -----------------   ------------   ------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts (continued):
      AIM V. I. Diversified
        Income
          2005                         779  $           15.60  $     12,155               5.31%          1.35%          1.51%
          2004                       1,080              15.37        16,600               5.11           1.35           3.62
          2003                       1,371              14.83        20,329               6.01           1.35           7.77
          2002                       1,532              13.76        21,086               6.78           1.35           0.92
          2001                       2,066              13.64        28,174               6.29           1.35           2.19
      AIM V. I. Global
        Utilities
          2004 (c)                       -                N/A             -               6.33           1.35            N/A
          2003                         316              14.85         4,699               3.45           1.35          17.43
          2002                         388              12.65         4,901               2.47           1.35         -26.54
          2001                         529              17.22         9,116               1.02           1.35         -28.91
      AIM V. I. Government
        Securities
          2005                         600              15.27         9,166               2.85           1.35           0.29
          2004                         777              15.23        11,828               3.16           1.35           1.18
          2003                       1,110              15.05        16,711               1.81           1.35          -0.29
          2002                       1,882              15.09        28,404               2.13           1.35           8.11
          2001                       1,512              13.96        21,111               3.12           1.35           4.97
      AIM V. I. Growth
          2005                       2,004              18.36        36,801               0.00           1.35           6.03
          2004                       2,578              17.32        44,646               0.00           1.35           6.77
          2003                       3,200              16.22        51,910               0.00           1.35          29.47
          2002                       3,773              12.53        47,273               0.00           1.35         -31.91
          2001                       5,126              18.40        94,320               0.16           1.35         -34.78
      AIM V. I. High Yield
          2005                         192               9.73         1,865               7.00           1.35           1.33
          2004                         313               9.60         3,001               2.65           1.35           9.75
          2003                         412               8.74         3,606              10.52           1.35          26.31
          2002                         146               6.92         1,013               0.00           1.35          -7.11
          2001                         218               7.45         1,625              22.30           1.35          -6.29
      AIM V. I. International
        Growth
          2005                       1,890              23.64        44,678               0.61           1.35          16.34
          2004                       2,266              20.32        46,056               0.60           1.35          22.33
          2003                       2,662              16.61        44,216               0.49           1.35          27.32
          2002                       3,218              13.05        41,986               0.51           1.35         -16.81
          2001                       4,181              15.68        65,570               0.25           1.35         -24.57

(c) On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                             At December 31,                         For the year ended December 31,
                              ---------------------------------------------  -----------------------------------------------
                                 Units        Accumulation      Net Assets      Investment         Expense         Total
                                 (000s)      Unit Fair Value      (000s)       Income Ratio*       Ratio**       Return***
                              ------------  -----------------  ------------  -----------------   ------------   ------------
Investments in the AIM V. I.
    Insurance Funds
    Sub-Accounts (continued):
      AIM V. I. Mid Cap Core
        Equity
          2005                         508  $           14.91  $      7,571               0.50%          1.35%          6.17%
          2004                         557              14.05         7,831               0.15           1.35          12.28
          2003                         551              12.51         6,891               0.00           1.35          25.60
          2002                         442               9.96         4,402               0.00           1.35         -12.30
          2001 (f)                     151              11.36         1,712               0.28           1.35          13.59
      AIM V. I. Money Market
          2005                         629              13.15         8,276               2.52           1.35           1.14
          2004                         792              13.01        10,302               0.63           1.35          -0.67
          2003                       1,224              13.09        16,021               0.64           1.35          -0.78
          2002                       2,876              13.20        37,954               1.22           1.35          -0.18
          2001                       3,313              13.22        43,796               3.79           1.35           2.22
      AIM V. I. New
        Technology
          2004 (d)                       -                N/A             -               0.00           1.35            N/A
          2003                          72               8.52           611               0.00           1.35          50.34
          2002                          52               5.67           294               0.00           1.35         -45.87
          2001                          96              10.47         1,000               2.67           1.35         -48.18
      AIM V. I. Premier
        Equity
          2005                       3,322              24.09        80,037               0.75           1.35           4.23
          2004                       4,300              23.11        99,389               0.41           1.35           4.34
          2003                       5,502              22.15       121,876               0.28           1.35          23.39
          2002                       6,892              17.95       123,717               0.27           1.35         -31.20
          2001                       9,613              26.09       250,842               0.11           1.35         -13.75
      AIM V.I. Technology
          2005                          24              11.19           269               0.00           1.35           0.80
          2004 (d) (e)                  40              11.10           448               0.00           1.35          10.98
      AIM V.I. Utilities
          2005                         365              14.11         5,145               2.36           1.35          15.26
          2004 (c) (e)                 397              12.24         4,862               0.00           1.35          22.38

(c) On April 30, 2004, AIM V.I. Global Utilities merged into AIM V.I. Utilities
(d) On April 30, 2004, AIM V.I. New Technology merged into AIM V.I. Technology
(e) For period beginning April 30, 2004 and ended December 31, 2004
(f) For the period beginning October 1, 2001 and ended December 31, 2001

CG VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   SUBSEQUENT EVENTS

     On March 8, 2006, Allstate Life, its subsidiary, Allstate Life Insurance Company of New York, and The Allstate Corporation entered into a definitive agreement ("Agreement") with Prudential Financial, Inc. and its subsidiary The Prudential Insurance Company of America (collectively, "Prudential") for the sale pursuant to a combination of coinsurance and modified coinsurance reinsurance of substantially all of its variable annuity business. As a result of the modified coinsurance reinsurance, the assets and liabilities of the Account will continue to remain on CG Life's statements of financial position and CG Life will continue to be responsible for all contract terms and conditions. Subsequent to a transition period, Prudential will be responsible for servicing the individual annuity contracts, including the payments of benefits, oversight of investment management and contract administration. The agreement is subject to regulatory approval and is expected to be completed by the end of the second quarter of 2006.

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

All required financial statements for Connecticut General Life Insurance Company and CG Variable Annuity Separate Account, which are comprised of the financial statements of the underlying Sub-Accounts, are included in Part B of this Registration Statement.

(b) Exhibits

(1) Resolution of Board of Directors Authorizing Establishment of Registrant.1/

(2) Not Applicable.

(3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. (now Lincoln Financial Distributors, Inc.) as principal underwriter, and selling dealers. 1/

(4) (a) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 305 and AR 306), Joint Annuitant Rider (From Number B10321) and CRT Rider (Form B10322). 2/

     (b) Enhanced Death Benefit Endorsement Form No. AN400DB

     (c) Spousal Continuation Endorsement Form No. AN400SE

     (d) Waiver of Charges Endorsement Form No. AN400TI

(5) Form of Application which may be used in connection with the Contract shown as Exhibit (4)(a). 1/

(6) (a) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended. 3/

      (b) By-Laws of Connecticut General Life Insurance Company. 3/

(7) Not Applicable.

(8) Participation Agreement with AIM.4/

(9) Opinion and Consent of Mark A. Parsons, Esq. 5/

(10) (a) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. 11/

     (b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP. 11/

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(99) (a) Powers of Attorney for Richard H. Forde, and James Yablecki. 6/

     (d) Powers of Attorney for David M. Cordani, and Scott A. Storrer. 8/

     (e) Power of Attorney for John R. Perlstein. 9/

     (f) Power of Attorney for Jeffrey M. Weinman. 10/

     (g) Power of Attorney for Thomas A. Croswell. 11/

1/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 23, 1997 (File No. 033-48137).

2/ Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-4 to the Registration Statement of CG Variable Annuity Separate Account II filed with the SEC on June 20, 1995 (File No. 33-83020).

3/ Incorporated herein by reference to Post-Effective Amendment No. 5 on Form N-4 to the Registration Statement for CG Variable Life Insurance Separate
Account  II  filed  with  the SEC via  EDGARLINK  on  April  28,  1999(File  No.
033-89239).

4/ Incorporated herein by reference to Post-Effective Amendment No. 10 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 1999 (File No. 033-48137).

5/ Incorporated herein by reference to Post-Effective Amendment No. 12 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on May 12, 2000 (File No. 033-48137).

6/ Incorporated herein by reference to Post-Effective Amendment No. 13 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2001 (File No. 033-48137).

7/ ( Incorporated herein by reference to Post Effective Amendment No. 14 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2002 (File No. 033-48137).

8/ (Incorporated herein by reference to Post Effective Amendment No. 15 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 28, 2003 (File No. 033-48137).

9/ (Incorporated herein by reference to Post Effective Amendment No. 16 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2004 (File No. 033-48137).

10/ (Previously filed in Post-Effective Amendment No. 17 to this Form N-4 Registration Statement (File No. 033-48137) dated April 29, 2005.)

11/ Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the Company's Home Office, 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

NAME AND PRINCIPAL                  POSITION AND OFFICE WITH
BUSINESS ADDRESS*                   DEPOSITOR OF THE ACCOUNT


DAVID M. CORDANI                    DIRECTOR AND PRESIDENT
RICHARD H. FORDE                    DIRECTOR AND SENIOR VICE PRESIDENT
STANDLEY H. HOCH                    DIRECTOR
SUSAN B. HOFFNAGLE                  DIRECTOR
MARK A. PARSONS                     DIRECTOR AND SENIOR VICE PRESIDENT
JOHN R. PERLSTEIN                   DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF
                                    COUNSEL
GLENN D. POMERANTZ, M.D.            DIRECTOR AND SENIOR VICE PRESIDENT
JONATHAN N. RUBIN                   DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF
                                    FINANCIAL OFFICER
FRANK SATALINE, JR.                 DIRECTOR AND SENIOR VICE PRESIDENT
JEFFREY M. WEINMAN                  DIRECTOR
THOMAS A. CROSWELL                  SENIOR VICE PRESIDENT
MICHAEL F. FERRIS                   SENIOR VICE PRESIDENT
JAMES R. LYSKI                      SENIOR VICE PRESIDENT
MATTHEW G. MANDERS                  SENIOR VICE PRESIDENT
KAREN S. ROHAN                      SENIOR VICE PRESIDENT
GREGORY H. WOLF                     SENIOR VICE PRESIDENT
BARRY R. MCHALE                     VICE PRESIDENT AND TREASURER
SUSAN L. COOPER                     CORPORATE SECRETARY
CRAIG A. SHUMARD                    CHIEF INTELLIGENCE/INFORMATION OFFICER


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation February 23, 2006.

ITEM 27.  NUMBER OF PURCHASERS

As of February 28th, 2006 there were 4,694 non-qualified and 1,420 qualified owners of Contracts covered by this Registration Statement.

ITEM 28.  INDEMNIFICATION

The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II under the Securities Act of 1933 (File No. 33-83020) filed February 26, 1997.

ITEM 29.  PRINCIPAL UNDERWRITER

The Registrant's principal underwriter is Lincoln Financial Distributors, Inc. ("LFD"), formerly known as Sagemark Consulting, Inc. LFD also acts as principal underwriter of certain other variable annuity contracts and variable life policies issued by the Company, and by CIGNA Life Insurance Company. LFD's mailing address is 350 Church Street, Hartford, Connecticut 06103.

The investment companies for which LFD acts as a principal underwriter are:

CG Variable Annuity Separate Account CG Variable Annuity Separate Account II CG Variable Life Insurance Separate Account I CG Variable Life Insurance Separate Account II CIGNA Variable Annuity Separate Account I

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER


NAME                              POSITIONS AND OFFICES
                                  WITH UNDERWRITER

Westley V. Thompson               President and Chief Executive
                                  Officer
David M. Kittredge                Senior Vice President
Margaret Skinner                  Senior Vice President
Michael S. Smith                  Senior Vice President and Chief
                                  Administrative Officer
Patrick J. Caulfield              Vice President and Chief Compliance
                                  Officer
Frederick J. Crawford             Vice President and Treasurer
George Z. Marshall                Vice President
Gregory Smith                     Vice President
Joyce L. Byrer                    Secretary
Robert K. Gongwor                 Second Vice President and Assistant
                                  Secretary
Renee L. Beeks                    Assistant Secretary
Yvonne J. Bennett-Biggs           Assistant Secretary
Donna J. Cooper                   Assistant Secretary
Beverly A. Delaney                Assistant Secretary
Kenneth Dixon                     Assistant Secretary
Pamela K. Gooding                 Assistant Secretary
Randy Grawcock                    Assistant Secretary
Torrey Harber                     Assistant Secretary
Richard H. Heischman, Jr.         Assistant Secretary
Sharon Helmsing                   Assistant Secretary
Trina Mills                       Assistant Secretary
Robert A. Picarello               Assistant Secretary
Curt Proctor                      Assistant Secretary
Virginia A. Schroeder             Assistant Secretary
Jan M. Webb                       Assistant Secretary
James N. Westafer                 Assistant Secretary
Charito C. Whitaker               Assistant Secretary
Susan J. Zartman                  Assistant Secretary
James E. Cruickshank              Assistant Treasurer
Eldon J. Summers                  Assistant Treasurer

COMPENSATION OF LFD:

None


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, Allstate Life Insurance Company and Allstate Life Insurance Company of New York, at its processing center in Palatine, Illinois, and by the prior administrator, The Lincoln National Life Insurance Company at its processing center.


ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

    (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

    (b) Registrant undertakes that it will include either (i) a postcard or a toll-free number affixed to or included in the Prospectus that the applicant can remove to send or call for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

    (c) Registrant undertakes to deliver promptly, upon written or oral request made at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

FEES AND CHARGES REPRESENTATION

The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(b) REPRESENTATION

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended registration statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 3rd day of April, 2006.






                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)


                 BY: CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


                            BY: /s/ JEFFREY S. WINER
                                --------------------
                                Jeffrey S. Winer
                                 Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to this Registration Statement (File No. 033-48137) has been signed below on April 3rd, 2006 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


*/DAVID M. CORDANI                President and Director
------------------
David M. Cordani


*/THOMAS A. CROSWELL              Sr. Vice President
-----------------
THOMAS A. CROSWELL


*/RICHARD H. FORDE                Sr. Vice President and Director
-----------------                 (Principal Executive Officer)
Richard H. Forde


*/STANDLEY H. HOCH                Vice President, Actuary and Director
-------------------
Standley H. Hoch


*/SUSAN B. HOFFNAGLE              Director
-------------------
Susan B. Hoffnagle


*/MARK A. PARSONS                 Director and Senior Vice President
-------------------
Mark A. Parsons


*/JOHN R. PERLSTEIN               Sr. Vice President and Director
-------------------               (Chief Counsel)
John R. Perlstein


*/GLENN D. POMERANTZ, M.D.        Director and Senior Vice President
-------------------
Glenn D. Pomerantz, M.D.


*/ JONATHAN N. RUBIN              Director, Senior Vice President and Chief
-------------------               Financial Officer
Jonathan N. Rubin


*/ FRANK SATALINE, JR.            Director and Senior Vice President
-------------------
Frank Sataline, Jr.


*/JEFFREY M. WEINMAN              Director
-----------------
Jeffery M. Weinman

*By Jeffrey S. Winer pursuant to Powers of Attorney previously filed herewith or filed herewith.

                                  Exhibit List

10(a) Consent of Independent Registered Public Accounting Firm,
      PricewaterhouseCoopers LLP

10(b) Consent of Independent Registered Public Accounting Firm, Deloitte &
      Touche LLP

99(g) Power of Attorney for Thomas A. Croswell